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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-08495
                      (Investment Company Act file number)

                              GARTMORE MUTUAL FUNDS
               (Exact name of registrant as specified in charter)

                1200 RIVER ROAD, CONSHOHOCKEN, PENNSYLVANIA 19428
               (Address of principal executive offices) (Zip code)

                            ELIZABETH A. DAVIN, ESQ.
                                NATIONWIDE PLAZA
                              COLUMBUS, OHIO  43215
                     (Name and address of agent for service)

Registrant's  telephone  number,  including  area  code:      (484) 530-1300

Date  of  fiscal  year  end:                                  OCTOBER  31,  2003

Date  of  reporting  period:                                  APRIL  30,  2003

     Form N-CSR is to be used by management investment companies to file reports with the Securities and Exchange Commission (the "Commission") not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the "1940 Act"). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information
under  the  clearance  requirements  of  44  U.S.C.   3507.

--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the 1940 Act (17 CFR 270.30e-1).

[LOGO]

SEMIANNUAL  REPORT
April  30,  2003

CORE  EQUITY  SERIES
Gartmore  Growth  Fund
Gartmore  Large  Cap  Value  Fund
Gartmore  Nationwide  Fund
(formerly  the  Gartmore  Total  Return  Fund)
Gartmore  Mid  Cap  Growth  Fund

CORE  ASSET  ALLOCATION  SERIES
Gartmore  Investor  Destinations  Aggressive  Fund
Gartmore  Investor  Destinations  Moderately  Aggressive  Fund
Gartmore  Investor  Destinations  Moderate  Fund
Gartmore  Investor  Destinations  Moderately  Conservative  Fund
Gartmore  Investor  Destinations  Conservative  Fund

CORE  FIXED  INCOME  SERIES
Gartmore  Bond  Fund
Gartmore  Government  Bond  Fund
Gartmore  Tax-Free  Income  Fund
Gartmore  Money  Market  Fund
Gartmore  Morley  Enhanced  Income  Fund

--------------------------------------------------------------------------------

GARTMORE  GLOBAL  INVESTMENTS

THE  NEXT  GENERATION  OF  ASSET  MANAGEMENT

At Gartmore Global Investments, we look beyond traditional approaches, offering sophisticated solutions designed not only to manage the heightened risks of today's markets but also to capitalize on them, delivering new sources of growth.

LEADING-EDGE  SKILLS  AND  RESOURCES
We are a global asset manager with nearly $70 billion1 under management and a professional staff on three continents. With our worldwide reach and deep experience in both alternative and traditional investments, we are uniquely positioned to pursue opportunities wherever they arise, in all market climates.

- Alternative investment strategies: Solutions for every need and market We offer a broadly diversified range of mutual funds, separate accounts and alternative investments, designed to help clients manage risk and make money, no matter which way markets move.
- Time-tested management disciplines: Helping to ensure that the best ideas rise to the top Our disciplined investment process ensures that our clients benefit from our best thinking-by putting ideas and people into creative conflict through systematic checks and balances.

- Progressive approaches: Building portfolios for markets that don't stand still Our investment offerings are engineered to serve as building blocks within new asset allocation strategies adapted to today's market realities. We're committed to providing guidance and tools to help our clients incorporate these new approaches into their own investment strategies.

Gartmore  Global  investments  is  a  member  of  Gartmore  Group.

The following asset management affiliates of Nationwide do business under the trade name "Gartmore Group":

Gartmore Capital Management Ltd3 Gartmore Fund Managers Ltd3 Gartmore Global Partners2,3 Gartmore Investment Ltd3 Gartmore Japan Ltd3
Gartmore Morley Capital Management, Inc.2 Gartmore Mutual Fund Capital Trust2,4 NorthPointe Capital LLC2 Gartmore SA Capital Trust2,4

Additional  information  can  be  found  online:

WWW.GARTMOREFUNDS.COM

1.   As  of  April  30,  2003.
2.   These  are  SEC-registered  investment advisers based in the United States.
3. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.
4.   Together,  these  advisers  do  business  as  Gartmore  Global Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond." and the Family of Funds Diagram are service marks of Gartmore Global Investments, Inc. Nationwide is a registered service mark of Nationwide Mutual Insurance Company.

Securities  offered through Gartmore Distribution Services,
Inc.,  Member  NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

--------------------------------------------------------------------------------
Look  BEYOND  with  Gartmore  Funds.

TAKING  DIVERSIFICATION  TO  THE  NEXT  LEVEL

-    CORE  Series
     Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

-    INTERNATIONAL  Series
     International growth and emerging markets portfolios designed to capture overseas investment opportunities.

-    SECTOR  Series
     Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

-    LEADERSHIP  Series
     Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

-    CONCEPT  Series
     Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.


     CONTENTS

  2  MESSAGE TO SHAREHOLDERS
  4  INVESTMENT HIGHLIGHTS
     CORE EQUITY SERIES
  6  Gartmore Growth Fund
  9  Gartmore Large Cap Value Fund
 12  Gartmore Nationwide Fund
 16  Gartmore Mid Cap Growth Fund
     CORE ASSET ALLOCATION SERIES
 27  Gartmore Investor Destinations Aggressive Fund
 29  Gartmore Investor Destinations Moderately
     Aggressive Fund
 31  Gartmore Investor Destinations Moderate Fund
 33  Gartmore Investor Destinations Moderately
     Conservative Fund
 35  Gartmore Investor Destinations Conservative Fund
     CORE FIXED INCOME SERIES
 46  Gartmore Bond Fund
 50  Gartmore Government Bond Fund
 52  Gartmore Tax-Free Income Fund
 57  Gartmore Money Market Fund
 62  Gartmore Morley Enhanced Income Fund
 76  NOTES TO FINANCIAL STATEMENTS


+    ABOUT  PERFORMANCE
     The performance of the funds, as reflected on pages 6, 12, 46, 50, 52 and 57, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the funds took place May 11, 1998. The Gartmore Mutual Funds were preceded by funds of the Nationwide Mutual Funds, and the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which begins on pages 23 and 71.

--------------------------------------------------------------------------------
MESSAGE  TO  SHAREHOLDERS
April  30,  2003

DEAR  FELLOW  SHAREHOLDERS,

The stock market's recent positive turn has provided some bright news in what has been a painful three-year cycle of negative returns and searing market volatility. We don't know when we'll see calmer days, but we're positioning ourselves to thrive amid any future market conditions.

Given the recent turbulent investment environment, a number of our competitors have been forced to significantly cut costs and valuable resources. While we've had to make challenging resource allocation decisions, we've avoided major cuts.

Gartmore Global Investments has prospered during the lengthy bear market with what we believe is a winning formula:

-    A  strong  investment  management  team  and  well-managed  processes
-    A  focus  on  delivering  enhanced  risk-adjusted  performance
-    A  diverse  product  line  designed to help meet our clients' varying needs
- A burgeoning distribution network geared to ensure that our asset-gathering initiatives succeed

This letter is dedicated to sharing with you Gartmore Global Investments' successes and ongoing strategies. Our success as a firm directly affects our ability to deliver quality products and services to you, the shareholders of the Gartmore Funds. The primary driver of our success is our employees, the firm's greatest single resource. By maintaining financial stability and continuing to grow our asset base and revenues, we can retain the best employees. Our people help to ensure that we continue to bring you quality mutual fund products and services.

RECENT  SUCCESSES

ATTRACTIVE STABLE-VALUE AND ASSET ALLOCATION FUNDS One product that has garnered a great deal of interest from investors, advisors and the press is our stable-value product, the Gartmore Morley Capital Accumulation Fund. This Fund's assets (all share classes) have grown from $142 million as of Oct. 31, 2002, to $411 million as of April 30, 2003, nearly a threefold increase. In view of the volatile equity markets and low bond yields, this product can offer lower volatility than that offered by many equity and fixed-income products.

In the immediate future, the Fed may cut interest rates to ensure that the economic recovery takes hold and to ward off deflation. However, in the long run, we believe interest rates will rise. In this environment, bond funds will likely face a loss in principal value. However, stable-value funds are designed to help preserve principal during periods of rising interest rates.

[PHOTO]

D.  BRUCE  JOHNSTON
President  and  CEO
Gartmore  Global  Investments

The past six months also have seen renewed investor interest in asset allocation, which has driven a surge in assets into the Gartmore Investor Destinations Funds, our series of five asset allocation funds. These Funds offer risk levels ranging from conservative to aggressive, and give investors a choice of well-diversified portfolios designed to provide the desired balance of risk and return.1

Upon achieving their three-year histories on March 31, 2003, the Gartmore Investor Destinations Funds were eligible for rating by Morningstar. The Funds received the following ratings:2


GARTMORE              MORNINGSTAR                          NUMBER OF
INVESTOR              RATING AS OF       MORNINGSTAR         FUNDS
DESTINATIONS           APRIL 30,          CATEGORY          IN EACH
FUND                      2003              NAME           CATEGORY
----------------------------------------------------------------------
Aggressive               *****        U.S. Large-Cap Growth        481
----------------------------------------------------------------------
Moderately Aggressive    *****        U.S. Large-Cap Growth        481
----------------------------------------------------------------------
Conservative             ****         Domestic Hybrid              396
----------------------------------------------------------------------
Moderately Conservative  ***          Domestic Hybrid              396
----------------------------------------------------------------------
Moderate                 **           Domestic Hybrid              396
----------------------------------------------------------------------

NOTE:  Morningstar  ratings  are  for the three-year period ended April 30, 2003

We continue to believe that asset allocation is one of the most important concepts for investors to consider as they pursue their investment objectives. Well-developed asset allocation plans can help match investors' goals and return expectations with their risk levels and financial objectives.

INVESTMENT  PERFORMANCE

Young Chin, Gartmore Global Investments' Global Chief Investment Officer-Equities, discusses investment highlights in his letter in the next section.

ONGOING  STRATEGIES  FOR  FUTURE  SUCCESSES

In  addition  to  our  relentless  focus  on  performance,  at  Gartmore  Global
Investments we also are concentrating on introducing new products and distributing them to a wider audience.

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PRODUCT  DIVERSITY

We create and maintain a lineup of high-quality products that help meet investors' needs as market conditions change. This means developing both core (traditional) products and specialty, or more innovative, products.

CORE PRODUCTS such as the Gartmore Nationwide Fund and the Gartmore Growth Fund are managed to adhere closely to their style mandates. The intended result is performance in line with or slightly above that of their benchmarks and peers.

SPECIALTY PRODUCTS such as the Gartmore Global Health Sciences Fund (sector fund) and the Gartmore U.S. Growth Leaders Fund (focus fund) offer clients innovative ways to meet their investment objectives. Sector funds constrain their investment universe to one particular sector of the economy, while focus funds limit the number of stocks in a portfolio. We believe that sector funds can provide shareholders with greater diversification and the opportunity for potential outperformance. Focus funds add extra return potential to a portfolio, but they also come with greater risk.

In addition, Gartmore Global Investments recently has developed a number of innovative investment vehicles that are meant to appeal to both risk-averse and risk-tolerant investors. First, the Gartmore Nationwide Principal Protected Fund offers investors the ability to protect their principal while still participating in the equity market.3 The Fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but endeavors to provide a hedge against a falling equity marketplace.

Another specialty product is the Gartmore Long-Short Equity Plus Fund, designed to outperform the S&P 500 Index through hedging strategies.4 This fund employs a combination of long and short positions to obtain a market-neutral exposure. It attempts to deliver above-market returns by buying stocks that are likely to outperform their peers and shorting stocks that may underperform their peers.

DISTRIBUTION

Another key strength has been our expanded distribution capabilities. Broadening our channels has helped us offer our products to you in many ways through your trusted financial advisor. In addition, greater distribution can help grow assets and permit us greater leverage in negotiating with our service providers, which could result in lower fund family expenses.

To further enhance our distribution efforts, Wilson (Bill) Santos joined Gartmore Global Investments in January 2003 as Executive Vice President of Distribution reporting to me. Bill manages our retail distribution efforts, including sales, marketing and product development. He is well known in the asset management industry and brings with him a wealth of experience.

OUTLOOK

As investors ourselves, we know how disconcerting the market's poor performance and wild volatility can be. We thank you for placing your confidence in us and for allowing us to help you achieve your financial goals.

We remain focused on our three key themes-investment performance, product diversity and distribution. We will keep you updated on our progress in upcoming shareholder reports.

[SIGNATURE]
D.  BRUCE  JOHNSTON
President  and  CEO,  Gartmore  Global  Investments

---------------
1. By investing in the Gartmore Investor Destinations Funds, you receive asset allocation services that you would not receive if you invested in the underlying funds directly. However, because you are investing indirectly in other funds through a Gartmore Investor Destinations Fund, you are paying a proportionate share of the applicable expenses of the underlying funds (including management fees, as well as the expenses of the Gartmore Investor Destinations Fund).
2. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

     Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Fund ratings are subject to change monthly. Despite high ratings, the funds may have experienced periods of negative performance.

3. Purchases can only be made during the offering period. When the investment is held for the entire seven-year period, provided no shares are redeemed and all dividends and distributions are automatically reinvested, the fund will be worth at least the initial investment at the end of the offering period less any sales charges or redemptions and extraordinary expenses. Unless held in a tax-deferred account, U.S. income taxes are due yearly on the interest and dividends earned by the Fund's investments, even if you reinvest your dividends. If the investment is made through a retirement account, taxes on dividends will generally not be due until they are distributed from the account.

4. The Gartmore Long-Short Equity Plus Fund invests at least 80% of its net assets in long and short positions. The Fund's investment process offers the potential for consistent excess returns over those of the S&P 500
     Index, the Fund's benchmark. The Fund's investment process combines positions in S&P 500 Index instruments such as index futures and index swaps with a primarily market-neutral exposure in individual long and short positions in equity securities. The Fund is speculative and involves a high degree of risk. The Fund may be leveraged, and performance can be volatile. An investor could lose all or a substantial amount of his or her investment. The Fund's high fees and expenses may offset the Fund's trading profit.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investors cannot invest directly in market indexes.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investing in mutual funds involves market risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

A plan of regular investing does not assure a profit or protect against a loss in declining markets. You should consider your financial ability to continue your purchase through periods of fluctuating price levels.

Securities offered through GARTMORE DISTRIBUTION SERVICES, INC., Member NASD. For more information about Gartmore Funds, including all charges and expenses, please call 800-848-0920 or download a prospectus at www.gartmorefunds.com.
Please  read  it  carefully  before  investing  any  money.

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INVESTMENT HIGHLIGHTS
APRIL 30, 2003

Taking a look back at the past six months, we find that the markets were again volatile. As an example, in November 2002 and April 2003, the S&P 500 Index rose 5.88% and 8.23%, respectively, but it fell during the middle months and posted only a slight gain in March.

During the second half of the period, in particular, the market experienced extreme daily swings, reacting to each bit of news about the war in Iraq.

Amid such volatility, you may be considering taking steps to reduce the amount of risk in your investment portfolio. We also are focused on risk.

MISSION: TO PROVIDE SUPERIOR RISK-ADJUSTED RETURNS Our main goal during the lengthy bear market has been to provide our investors with funds that have the potential to deliver consistent and superior risk-adjusted performance as compared to their appropriate benchmarks and stated peer groups.

PROCESS:  EMPLOY  A  COMBINATION  OF  FUNDAMENTAL  AND  QUANTITATIVE  TECHNIQUES

During the past several years, we have made many enhancements to our flagship fund, the Gartmore Nationwide Fund (formerly the Gartmore Total Return Fund), with good results. Now we are in the process of implementing those changes to more of our funds, as described below.

In September 2000, we added a new manager to the Gartmore Nationwide Fund and also added the research services of Gartmore's analyst team. It is our philosophy, where it is appropriate, to EMPLOY A TEAM-ORIENTED INVESTMENT MANAGEMENT APPROACH to ensure that adequate personnel resources are devoted to our funds.

We also supplemented the Fund's fundamental research efforts with quantitative processes. Today, we balance taking advantage of good investment opportunities that can contribute to solid investment results with our additional goal of delivering positive investment results consistently. The addition of quantitative processes has helped us accomplish both of these objectives. Our goal is to enhance all of our proprietary funds to TAKE ADVANTAGE OF BOTH
FUNDAMENTAL  RESEARCH  AND  QUANTITATIVE  PROCESSES.

[PHOTO]

YOUNG CHIN, Global Chief Investment Officer-Equities Gartmore Global Investments

We continue to focus on each fund's overall construction to ensure that we are comfortable with the degree to which each portfolio deviates from its benchmark. We strive to add value largely through superior stock selection. Our goal is to maintain well-diversified portfolios that can outperform their benchmarks through many individual stock ideas.

Our quantitative research efforts also CONCENTRATE ON OBTAINING HIGHER-QUALITY DATA AND INTERPRETING THIS DATA BETTER THAN OUR COMPETITORS. For instance, instead of using standard earnings estimate numbers, we focus on those estimates of only the best Wall Street analysts. We also employ techniques that help us avoid investing in companies that could be on the verge of bankruptcies (such as Enron Corp. and WorldCom Group).

The Gartmore Nationwide Fund continues to employ fundamental research, but our research team for the Fund is now global, with analysts located around the world. Our analysts perform in-depth global industry and company analysis. We constantly search for short-term stock catalysts such as better-than-expected earnings, anticipated mergers and management changes.

Good stock picking alone is not enough to beat an index or outperform a fund's peer group. To accomplish these goals, we are bringing together a variety of resources that involve rigorous, bottom-up fundamental research on companies, industries and countries as well as sophisticated portfolio analysis and risk-control techniques.

                                        4
2003  SEMIANNUAL  REPORT
--------------------------------------------------------------------------------
PERFORMANCE:  SUCCESS  STORIES

GARTMORE NATIONWIDE FUND: As of April 30, 2003, the Fund's three-year annualized performance (Class A) outstripped its benchmark on a relative basis by 3.27% (-9.70% versus -12.97%, respectively). This Fund also outperformed the vast majority of its peers (87%) with a 13th percentile Lipper ranking (93 out of 755 funds) in the large-cap core fund universe.1

GARTMORE GLOBAL HEALTH SCIENCES FUND: The Fund (Class A) was ranked ahead of 94% of its peers (6th percentile, or eight out of 145 funds) in the Health/Biotechnology category of Lipper Funds for the two-year period ended April 30, 2003 (Fund inception date: Dec. 18, 2000).

GARTMORE U.S. GROWTH LEADERS FUND: This focus or concentrated Fund (Class A) outperformed 97% of its peers, (10 out of 354 funds) according to Lipper, for multi-cap managers for the two-year period ended April 30, 2003. The Fund invests in a limited number of stocks, all with the ability to drive returns. It is diversified by stock capitalization (size) and invests in only the managers' best ideas.

GARTMORE MICRO CAP EQUITY FUND and GARTMORE MID CAP GROWTH FUND: We introduced these two funds in 2002. For the six months ended April 30, 2003, the Gartmore Micro Cap Equity Fund (Class A) outperformed 98% of its peers (ranked in the 2nd percentile, or six out of 480 small-cap core funds), and it returned 18.98% versus 19.89% for its benchmark, the Wilshire Micro Cap Index. For the same period, the Gartmore Mid Cap Growth Fund (Class A) returned 10.14%, outperforming the 8.20% return of its benchmark, the Russell Midcap Growth Index. This Fund ranked in the 6th percentile, or 28 out of 521 mid-cap growth core funds.

GARTMORE GOVERNMENT BOND FUND: For the three-year period ended April 30, 2003, this Fund produced a 10.00% annualized total return. In its category, as defined by Lipper (intermediate U.S. government bond funds), the Fund outperformed 89% of its peers, ranking in the 11th percentile, or nine out of 85 funds.

RECOGNITION:  BARRON'S
Our efforts were validated by Barron's seventh annual firm survey, reported on Feb. 3, 2003, which evaluated and ranked firms based on the performance of an organization's entire product line. We came in at 11th on the list of 81 firms. Barron's recognized us along with a small number of other firms that share "a belief in diversification and thus boast a stable of equity, international, balanced and bond-investment products."2

OUTLOOK:  IMPROVING  CONDITIONS
To help investors achieve their goals, we continually strive to provide products that conform to various risk levels. We are proud of the results we have been able to achieve within such a difficult market environment. We look forward to improved economic and market conditions as well as consistent fund performance and the continued introduction of innovative products to the marketplace.

-------------
1. Ranked by Lipper, Inc., based on annualized total returns. This Fund was ranked in the top 32% of 996 funds, 6% of 883 funds and 13% of 755 funds for the one- two- and three-year periods, respectively.

2. The Barron's/Lipper fund-family survey uses a weighted-average ranking system to assess firm-wide performance. Each firm's family of funds is weighted by asset size, while the overall ranking weights the five fund categories in proportion to their overall importance within Lipper's universe.

     There are more than 81 fund families vying for your dollars, but only that number met our criteria for inclusion in the Barron's/Lipper Survey. To make the cut, a fund complex must include one or more money market funds, at least three U.S. stock funds, at least one foreign stock portfolio and one balanced or asset allocation fund that invests in both bonds and stocks. Families also must offer at least two taxable bond funds and at least one municipal bond fund. The performance of money market, sector and single-state muni-bond funds don't figure in our rankings.

     [In 2002] U.S. stock funds accounted for 54.34% of a family's ranking. International equity funds accounted for 9.95%; balanced funds about 9.24%; taxable bond funds, 21.1%; and muni funds, 5.33%. As a result, expertise in managing a stock portfolio weighs most heavily in the overall ranking. However, expertise in bonds helped out more this year. The weightings reflect the distribution of assets across all mutual funds that are at least one year old. To calculate the results, Lipper ranks each fund's return versus those of others in the same category, placing the best performers in the 1st percentile. Next, all the funds in a given family that fit a particular broad asset-class category (say, tax-exempt funds) are averaged together on an asset-weighted basis. The bigger the fund, the greater its impact on a family's ranking in that category. Then, each family's percentile rankings in the broad categories are combined in the weightings listed above. The lower the figure, the higher the family ranks on our final list.

PAST  PERFORMANCE  DOES  NOT  GUARANTEE  FUTURE  RESULTS.

Investing involves market risk, including the possible loss of principal. There is no guarantee that the objective of any fund will be achieved. For more information about these mutual funds, including all charges and expenses, please download a prospectus at www.gartmorefunds.com or call 800-848-0920. Please read it carefully before investing any money. Gartmore Global Investments is the investment adviser to Gartmore Funds.

Securities  offered  through  GARTMORE  DISTRIBUTION  SERVICES,  INC.,
Member  NASD.

--------------------------------------------------------------------------------
For example, as of April 30, 2003, the Fund's three-year annualized performance (Class A) outstripped its benchmark on a relative basis by 3.27% (-9.70% versus -12.97%, respectively). The Fund also outperformed the vast majority of its peers (87%) with a 13th percentile Lipper ranking (93 out of 755 funds) in the large-cap core fund universe.2

GARTMORE GLOBAL HEALTH SCIENCES FUND: This Fund (Class A) was ranked ahead of 94% of its peers (6th percentile, or eight out of 145 funds) in the Health/Biotechnology category of Lipper Funds for the two-year period ended April 30, 2003 (Fund inception date: Dec. 18, 2000).

GARTMORE U.S. GROWTH LEADERS FUND: This focus or concentrated Fund (Class A) outperformed 97% of its peers, (10 out of 354 funds) according to Lipper, for multi-cap managers for the two-year period ended April 30, 2003. The Fund invests in a limited number of stocks, all with the ability to drive returns. It is diversified by stock capitalization (size) and invests in only the managers' best ideas.

GARTMORE MICRO CAP EQUITY FUND and GARTMORE MID CAP GROWTH FUND: We introduced these two funds in 2002. The Fund outperformed 98% of its peers (ranked in the 2nd percentile, or six out of 480 small-cap core funds). For the six months ended April 30, 2003, the Gartmore Micro Cap Equity Fund (Class A) returned 18.98% versus 19.89% for its benchmark, the Wilshire Micro Cap Index.

For the same period, the Gartmore Mid Cap Growth Fund (Class A) returned 10.14%, outperforming the 8.20% return of its benchmark, the Russell Midcap Growth Index. The Fund ranked in the 6th percentile, or 28 out of 521 mid-cap growth core funds.

GARTMORE GOVERNMENT BOND FUND: For the three-year period ended April 30, 2003, this Fund produced a 10% annualized total return. Against its peer group, as defined by Lipper (intermediate U.S. government bond funds), the Fund outperformed 89% of its peers, ranking in the 11th percentile, or nine out of 85 funds.

RECOGNITION:  BARRON'S

Our efforts were validated by Barron's seventh annual firm survey, reported on Feb. 3, 2003, which evaluated and ranked firms based on the performance of an organization's entire product line. We came in at 11th on the list of 81 firms. Barron's recognized us along with a small number of other firms that share "a belief in diversification and thus boast a stable of equity, international, balanced and bond-investment products."4

OUTLOOK:  IMPROVING  CONDITIONS

To help investors achieve their goals, we continually strive to provide products that conform to various risk levels.

We are proud of the results we have been able to achieve within such a difficult market environment. We look forward to improved economic and market conditions as well as consistent fund performance and the continued introduction of innovative products to the marketplace.

---------------
1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. THE GARTMORE NATIONWIDE FUND RECEIVED 4 STARS DURING THE FIRST QUARTER AND WAS RATED AGAINST 1,141 U.S. LARGE BLEND EQUITY FUNDS IN THE PAST THREE YEARS. Past performance does not guarantee future results.
     Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Fund ratings are subject to change monthly. Despite high ratings, the funds may have experienced periods of negative performance.
2. Ranked by Lipper, Inc., based on annualized total returns. This Fund was ranked in the top 32% of 996 funds, 6% of 883 funds and 13% of 755 funds for the one- two- and three-year periods, respectively.
3.   Source:  FactSet  Research  Systems,  Inc.  (from  March 1995 through March
     2003).
4. The Barron's/Lipper fund-family survey uses a weighted-average ranking system to assess firm-wide performance. Each firm's family of funds is weighted by asset size, while the overall ranking weights the five fund categories in proportion to their overall importance within Lipper's universe.

There are more than 81 fund families vying for your dollars, but only that number met our criteria for inclusion in the Barron's/Lipper Survey. To make the cut, a fund complex must include one or more money market funds, at least three U.S. stock funds, at least one foreign stock portfolio and one balanced or asset allocation fund that invests in both bonds and stocks. Families also must offer at least two taxable bond funds and at least one municipal bond fund. The performance of money market, sector and single-state muni-bond funds don't figure in our rankings.

[In 2002] U.S. stock funds accounted for 54.34% of a family's ranking. International equity funds accounted for 9.95%; balanced funds about 9.24%;
taxable bond funds, 21.1%; and muni funds, 5.33%. As a result, expertise in managing a stock portfolio weighs most heavily in the overall ranking. However, expertise in bonds helped out more this year. The weightings reflect the distribution of assets across all mutual funds that are at least one year old. To calculate the results, Lipper ranks each fund's return versus those of others in the same category, placing the best performers in the 1st percentile. Next, all the funds in a given family that fit a particular broad asset-class category (say, tax-exempt funds) are averaged together on an asset-weighted basis. The bigger the fund, the greater its impact on a family's ranking in that category. Then, each family's percentile rankings in the broad categories are combined in the weightings listed above. The lower the figure, the higher the family ranks on our final list.

PAST  PERFORMANCE  DOES  NOT  GUARANTEE  FUTURE  RESULTS.
Investing involves market risk, including the possible loss of principal. For more information about these mutual funds, including all charges and expenses, please download a prospectus at www.gartmorefunds.com or call 800-848-0920.
Please read it carefully before investing. Gartmore Global Investments is the investment adviser to Gartmore Funds. Securities offered through Gartmore Distribution Services, Inc., Member NASD. There is no guarantee that the objective of any fund will be achieved.

2003  SEMIANNUAL  REPORT  5

--------------------------------------------------------------------------------
GARTMORE  GROWTH  FUND

Class  A  Shares  symbol:  NMFAX
Class  B  Shares  symbol:  NMFBX
Class  C  Shares  symbol:  GCGRX
Class  D  Shares  symbol:  MUIGX
Institutional  Service  Class  symbol:  GWISX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 4.22%* versus 4.28% for its benchmark, the Russell 1000 Growth Index.

For broader comparison, the average return for this Fund's peer category (Large-Cap Growth) was 2.77%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The markets experienced two very different environments. Much of the period was characterized by losses driven by concerns about earnings and the then-intensifying situation in Iraq; however, stocks rebounded in April as the war progressed smoothly and consumer confidence recovered.

The Fund performed well both on an absolute basis and in comparison to its Lipper competitors. Its two largest sectors, health care and information technology (which make up more than 50% of Fund holdings), were the areas that contributed most to performance, adding 3.62% to total return. The Fund outperformed in both sectors, thanks to strong individual stock selection. Specifically, technology holding Cisco Systems, Inc. and pharmaceutical company Wyeth added to its performance (contributing 0.76% and 0.25%, respectively).

The Fund slightly underperformed its benchmark, however, because its returns fell shy of those of the Index in several smaller market sectors. For example, the Fund's telecommunications services holdings finished in negative territory while those of the Index finished with a gain. Although this sector only made up 0.49% of the portfolio, an underperformance in several small areas combined to contribute to the Fund's finishing just behind its benchmark.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's biggest position is drugmaker Pfizer Inc. (representing 5.97%). Pfizer is among the largest of pharmaceutical companies and has a strong management team. Software company Microsoft Corp. (4.55%) is another top holding. Microsoft has outperformed most large companies during the bear market by maintaining strong sales gains. We believe it is positioned to outperform when technology spending resumes.

The Fund sold home improvement retailer The Home Depot, Inc. Home Depot is facing declining sales and earnings losses. It also has lowered the bar on its earnings and sales expectations, while Lowe's Companies, Inc., the company's main competitor (representing more than 2.00% of the Fund) is increasing its market share.

HOW  IS  THE  FUND  POSITIONED?

We expect the market to remain volatile as the economy's direction becomes clearer. However, the Fund is positioned to benefit from upward market movements. Therefore, we remain overweight in the information technology and financials sectors (by 4.8% and 1.57%, respectively), both of which should benefit from a market turnaround. We also have increased the Fund's allocation toward the consumer discretionary sector, because we believe this area will benefit from a slight increase in consumer spending. On the whole, the Fund remains broadly diversified across all market sectors and industries to manage market volatility.

PORTFOLIO  MANAGER:  Christopher  Baggini,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $276,473,446
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)




                                           1 YR.    5 YR.   10 YR.
-------------------------------------------------------------------
Class A1 . . . . . . . . . . .  w/o SC2   -18.08%  -14.17%    1.45%
                                w/SC3     -22.81%  -15.18%    0.86%
-------------------------------------------------------------------
Class B1 . . . . . . . . . . .  w/o SC2   -18.55%  -15.19%    0.85%
                                w/SC4     -22.62%  -15.40%    0.85%
-------------------------------------------------------------------
Class C1 . . . . . . . . . . .  w/o SC2   -18.69%  -14.50%    1.26%
                                w/SC5     -20.35%  -14.67%    1.16%
-------------------------------------------------------------------
Class D. . . . . . . . . . . .  w/o SC2   -17.93%  -13.99%    1.56%
                                w/SC6     -21.66%  -14.78%    1.09%
-------------------------------------------------------------------
Institutional Service Class1,7            -17.90%  -13.95%    1.58%
-------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
7    Not  subject  to  any  sales  charges.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

See  legend  on  first  page  of  this  report.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                     RUSSELL 1000
DATE        CLASS D     GROWTH      CPI
-------------------------------------------
4/30/1993.    9,550     10,000    10,000
10/31/1993   10,372     10,731    10,275
10/31/1994   10,967     11,311    10,543
10/31/1995   13,271     14,617    10,839
10/31/1996   14,911     17,840    11,164
10/31/1997   19,700     23,276    11,396
10/31/1998   22,839     29,012    11,566
10/31/1999   26,737     38,948    11,862
10/31/2000   25,072     42,583    12,271
10/31/2001   13,270     25,573    12,532
10/31/2002   10,701     20,556    12,786
4/30/2003.   11,148     21,436    13,079

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/03. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 1000 Growth is an unmanaged index of the growth securities of large U.S. companies included in the Russell 1000 Index.

(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  GROWTH  FUND

COMMON  STOCKS  (100.1%)


                                                   SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.1%)
Lockheed Martin Corp.. . . . . . . . . . . . .            60,000  $ 3,003,000
                                                                  -----------
-----------------------------------------------------------------------------
AIRLINES (0.5%)
JetBlue Airways Corp. (b). . . . . . . . . . .            48,000    1,508,640
                                                                  -----------
-----------------------------------------------------------------------------
AUTOMOTIVE (1.3%)
Advance Auto Parts, Inc. (b) . . . . . . . . .            44,400    2,208,456
Harley-Davidson, Inc.. . . . . . . . . . . . .            32,500    1,444,300
                                                                  -----------
                                                                    3,652,756
                                                                  -----------
-----------------------------------------------------------------------------
BANKS (1.1%)
North Fork Bancorporation, Inc.. . . . . . . .            43,500    1,407,660
Wells Fargo & Co.. . . . . . . . . . . . . . .            31,650    1,527,429
                                                                  -----------
                                                                    2,935,089
                                                                  -----------
-----------------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION (4.6%)
AOL Time Warner, Inc. (b). . . . . . . . . . .           238,700    3,265,416
Clear Channel Communications, Inc. (b) . . . .           106,300    4,157,393
Fox Entertainment Group, Inc. (b). . . . . . .            59,000    1,498,600
Viacom, Inc. Class B (b) . . . . . . . . . . .            86,000    3,733,260
                                                                  -----------
                                                                   12,654,669
                                                                  -----------
-----------------------------------------------------------------------------
BUSINESS SERVICES (2.1%)
Aramark Corp. (b). . . . . . . . . . . . . . .            68,000    1,561,280
First Data Corp. . . . . . . . . . . . . . . .            72,800    2,855,944
Fiserv, Inc. (b) . . . . . . . . . . . . . . .            50,000    1,472,000
                                                                  -----------
                                                                    5,889,224
                                                                  -----------
-----------------------------------------------------------------------------
CAPITAL GOODS (4.8%)
General Electric Co. . . . . . . . . . . . . .           451,900   13,308,455
                                                                  -----------
-----------------------------------------------------------------------------
CHEMICALS (0.5%)
Praxair, Inc.. . . . . . . . . . . . . . . . .            23,000    1,335,840
                                                                  -----------
-----------------------------------------------------------------------------
COMPUTER EQUIPMENT (6.0%)
Cisco Systems, Inc. (b). . . . . . . . . . . .           385,000    5,790,400
Dell Computer Corp. (b). . . . . . . . . . . .           220,000    6,360,200
EMC Corp. (b). . . . . . . . . . . . . . . . .           340,000    3,090,600
International Business Machines Corp.. . . . .            14,000    1,188,600
                                                                  -----------
                                                                   16,429,800
                                                                  -----------
-----------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (9.8%)
Affiliated Computer Services, Inc. Class A (b)            42,000    2,003,400
Cognos, Inc. (b) . . . . . . . . . . . . . . .            72,000    1,954,080
Mercury Interactive Corp. (b). . . . . . . . .            70,000    2,375,800
Microsoft Corp.. . . . . . . . . . . . . . . .           484,000   12,375,880
Oracle Corp. (b) . . . . . . . . . . . . . . .           265,000    3,148,200
SAP AG ADR . . . . . . . . . . . . . . . . . .            58,500    1,492,335
Symantec Corp. (b) . . . . . . . . . . . . . .            82,800    3,639,060
                                                                  -----------
                                                                   26,988,755
                                                                  -----------

-----------------------------------------------------------------------------

                                             SHARES OR
                                          PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------
CONSUMER PRODUCTS (1.9%)
Alberto-Culver Co. Class B . . . . . . .            27,100  $ 1,335,488
The Procter & Gamble Co. . . . . . . . .            43,990    3,952,502
                                                            -----------
                                                              5,287,990
                                                            -----------
-----------------------------------------------------------------------
CRUISE LINES (0.2%)
Carnival Corp. . . . . . . . . . . . . .            22,600      623,534
                                                            -----------
-----------------------------------------------------------------------
DRUGS (10.0%)
Abbott Laboratories. . . . . . . . . . .            65,000    2,640,950
Biovail Corp. (b). . . . . . . . . . . .            31,000    1,120,650
Medicis Pharmaceutical Corp. Class A (b)            13,000      749,320
Pfizer, Inc. . . . . . . . . . . . . . .           530,160   16,302,420
Teva Pharmaceutical Industries Ltd.. . .            50,000    2,335,000
Wyeth. . . . . . . . . . . . . . . . . .            98,300    4,278,999
                                                            -----------
                                                             27,427,339
                                                            -----------
-----------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
American Express Co. . . . . . . . . . .            77,100    2,919,006
Capital One Financial Corp.. . . . . . .            52,500    2,198,175
Citigroup, Inc.. . . . . . . . . . . . .           115,000    4,513,750
Legg Mason, Inc. . . . . . . . . . . . .            50,000    2,715,000
MBNA Corp. . . . . . . . . . . . . . . .            77,500    1,464,750
Morgan Stanley . . . . . . . . . . . . .            45,600    2,040,600
                                                            -----------
                                                             15,851,281
                                                            -----------
-----------------------------------------------------------------------
FOOD & BEVERAGE (4.4%)
Coca-Cola Co.. . . . . . . . . . . . . .           105,900    4,278,360
Kellogg Co.. . . . . . . . . . . . . . .            25,000      818,500
PepsiCo, Inc.. . . . . . . . . . . . . .           140,000    6,059,200
Sysco Corp.. . . . . . . . . . . . . . .            34,000      976,820
                                                            -----------
                                                             12,132,880
                                                            -----------
-----------------------------------------------------------------------
HEALTHCARE (2.8%)
Cardinal Health, Inc.. . . . . . . . . .            20,000    1,105,600
Express Scripts, Inc. (b). . . . . . . .            36,000    2,122,560
St. Jude Medical, Inc. (b) . . . . . . .            40,000    2,098,400
UnitedHealth Group, Inc. . . . . . . . .            17,500    1,612,275
WellPoint Health Networks, Inc. (b). . .             8,800      668,272
                                                            -----------
                                                              7,607,107
                                                            -----------
-----------------------------------------------------------------------
INSURANCE (1.8%)
American International Group, Inc. . . .            84,000    4,867,800
                                                            -----------
-----------------------------------------------------------------------
MANUFACTURING (1.2%)
3M Co. . . . . . . . . . . . . . . . . .            10,200    1,285,608
Danaher Corp.. . . . . . . . . . . . . .            29,900    2,062,502
                                                            -----------
                                                              3,348,110
                                                            -----------
-----------------------------------------------------------------------


2003  SEMIANNUAL  REPORT  7

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  GROWTH  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)




                                             SHARES OR
                                          PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------
MEDICAL PRODUCTS (12.1%)
Amgen, Inc. (b). . . . . . . . . . . . .           110,000  $ 6,744,100
Boston Scientific Corp. (b). . . . . . .            75,000    3,228,750
Genzyme Corp. (b). . . . . . . . . . . .            52,500    2,114,700
Johnson & Johnson. . . . . . . . . . . .           184,400   10,392,784
Medtronic, Inc.. . . . . . . . . . . . .            50,000    2,387,000
Merck & Co., Inc.. . . . . . . . . . . .           109,600    6,376,528
Zimmer Holdings, Inc. (b). . . . . . . .            40,000    1,876,000
                                                            -----------
                                                             33,119,862
                                                            -----------
-----------------------------------------------------------------------
MORTGAGE/ASSET BACKED OBLIGATIONS (2.4%)
Fannie Mae . . . . . . . . . . . . . . .            71,500    5,175,885
Freddie Mac. . . . . . . . . . . . . . .            24,600    1,424,340
                                                            -----------
                                                              6,600,225
                                                            -----------
-----------------------------------------------------------------------
OIL & GAS (1.3%)
Apache Corp. . . . . . . . . . . . . . .            21,340    1,221,715
Murphy Oil Corp. . . . . . . . . . . . .            55,000    2,290,750
                                                            -----------
                                                              3,512,465
                                                            -----------
-----------------------------------------------------------------------
RESTAURANTS (1.1%)
Applebee's International, Inc. . . . . .            40,000    1,096,000
Brinker International, Inc. (b). . . . .            57,200    1,816,100
                                                            -----------
                                                              2,912,100
                                                            -----------
-----------------------------------------------------------------------
RETAIL (11.8%)
Abercrombie & Fitch Co. (b). . . . . . .            48,000    1,578,240
Home Depot, Inc. . . . . . . . . . . . .           142,500    4,008,525
Kohl's Corp. (b) . . . . . . . . . . . .            49,000    2,783,200
Lowe's Companies, Inc. . . . . . . . . .           140,000    6,144,600
Target Corp. . . . . . . . . . . . . . .           164,000    5,484,160
The Gap, Inc.. . . . . . . . . . . . . .           313,500    5,213,505
Wal-Mart Stores, Inc.. . . . . . . . . .           102,597    5,778,263
Williams-Sonoma, Inc. (b). . . . . . . .            54,000    1,397,520
                                                            -----------
                                                             32,388,013
                                                            -----------
-----------------------------------------------------------------------
SEMICONDUCTORS (8.2%)
Agere Systems, Inc. Class A (b). . . . .         1,000,000    1,790,000
Analog Devices, Inc. (b) . . . . . . . .            62,600    2,073,312
Applied Materials, Inc. (b). . . . . . .           123,000    1,795,800
Emulex Corp. (b) . . . . . . . . . . . .           141,000    2,889,090
Intel Corp.. . . . . . . . . . . . . . .           508,600    9,358,240
KLA-Tencor Corp. (b) . . . . . . . . . .            33,000    1,353,000
Maxim Integrated Products, Inc.. . . . .            45,300    1,779,837
Novellus Systems, Inc. (b) . . . . . . .            50,000    1,402,000
                                                            -----------
                                                             22,441,279
                                                            -----------
-----------------------------------------------------------------------


                                     SHARES OR
                                  PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------
TELECOMMUNICATIONS (3.3%)
AT&T Wireless Services, Inc. (b)           305,000  $  1,970,300
Juniper Networks, Inc. (b) . . .            64,000       654,080
Nokia Corp.. . . . . . . . . . .           200,000     3,314,000
Qualcomm, Inc. . . . . . . . . .            52,500     1,674,225
Verizon Communications, Inc. . .            40,600     1,517,628
                                                    ------------
                                                       9,130,233
                                                    ------------
TOTAL COMMON STOCKS                                  274,956,446
                                                    ------------




INSURANCE (0.6%)
Allstate Corp., 1.34%, 05/01/03 (c). . .  $  1,517,000     1,517,000
                                                        ------------
TOTAL COMMERCIAL PAPER                                     1,517,000
                                                        ------------
                                                         276,473,446
                                                        ------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%            (1,946,687)
                                                        ------------

NET ASSETS - 100.0%                                     $274,526,759
                                                        ============


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
(c) Retricted securities issued pursuant to Section 4(2) to the Securities Act of 1993.These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
ADR  American  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

8     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  LARGE  CAP  VALUE  FUND

Class  A  Shares  symbol:  NPVAX
Class  B  Shares  symbol:  NLVBX
Class  C  Shares  symbol:  NLVAX
Institutional  Service  Class  symbol:  NLVIX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 3.24%* versus 5.25% for its benchmark, the Russell 1000 Value Index.

For broader comparison, the average return for this Fund's peer category (Multi-Cap Value Funds) was 5.41%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The fourth quarter of 2002 closed out one of the toughest years in the stock market's history. The S&P 500 Index had its worst year since 1974, falling 22.1%. The 15.5% decline of the Russell 1000 Value Index during 2002 was its poorest annual performance since its inception in 1979. By the first quarter of 2003, news from the war in Iraq was driving performance. Investor uncertainty led to volatile market movements during the first three months of the year, with gains in early January, losses in February and a positive spurt to end March. During the period, we maintained our focus on names with attractive valuations, strong fundamentals and improving profitability.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.
The  Fund's  top  holdings  were  Exxon  Mobil  Corp., Bank of America Corp. and
Citigroup, Inc. Exxon Mobil, the dominant international oil company, has maintained its industry-leading position through its continued financial prowess, management strength and diversity of businesses. Bank of America is a bank and financial holding company that is able to take advantage of an improving market as well as generate earnings growth in a slow economy. Citigroup, a diversified financial services holding company, generated stable returns, driven by a strong consumer segment and improved trading results.

HOW  IS  THE  FUND  POSITIONED?
We have positioned the Fund to participate in a market that favors securities that are trading below their intrinsic value and experiencing improving fundamentals. Most of the uncertainty regarding the war in Iraq is behind us, but geopolitics will continue to be a major factor for the financial markets. The world is filled with uncertainty due to the continued threats of terrorism, the difficult issues in dealing with a post-conflict Iraq, continued tensions with North Korea and now SARS, the potential world health crisis. Nevertheless, we believe that accommodative fiscal and monetary policy should begin to spur the economy's recovery and send the stock market to higher levels. While we have positioned the Fund for brighter days ahead, we remain vigilant, keeping a watchful eye on potential threats to recovery.

PORTFOLIO  MANAGER:  NorthPointe  Capital,  LLC  -  Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $24,491,570
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                    1 YR.   INCEPTION1
---------------------------------------
Class A.  w/o SC2  -13.49%       -0.44%
          w/SC3    -18.47%       -1.74%
---------------------------------------
Class B.  w/o SC2  -13.97%       -1.25%
          w/SC4    -18.25%       -1.66%
---------------------------------------
Class C5  w/o SC2  -13.89%       -1.20%
          w/SC6    -15.57%       -1.42%
---------------------------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  November  2,  1998.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                       RUSSELL
DATE        CLASS A  1000 VALUE     CPI
-------------------------------------------
11/2/1998.    9,425   10,000        10,000
10/31/1999    9,789   11,653        10,256
10/31/2000   10,581   12,295        10,610
10/31/2001    9,727   10,837        10,835
10/31/2002    8,951    9,751        11,055
4/30/2003.    9,241   10,263        11,309

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Russell 1000 Value is an unmanaged index of the value securities of large U.S. companies included in the Russell 1000 Index.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2003  SEMIANNUAL  REPORT  9

--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  LARGE  CAP  VALUE  FUND

COMMON  STOCKS  (99.7%)



                                       SHARES    VALUE
---------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Raytheon Co.. . . . . . . . . . . . .  10,800  $  323,244
United Technologies Corp. . . . . . .   5,200     321,412
                                               ----------
                                                  644,656
                                               ----------
---------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.8%)
Fed Ex Corp.. . . . . . . . . . . . .   3,100     185,628
                                               ----------
---------------------------------------------------------
AUTOMOBILES (1.2%)
General Motors Corp.. . . . . . . . .   8,300     299,215
                                               ----------
---------------------------------------------------------
BANKS (14.7%)
Bank of America Corp. . . . . . . . .  12,400     918,220
Bank One Corp.. . . . . . . . . . . .   7,000     252,350
Banknorth Group, Inc. . . . . . . . .   9,600     229,248
GreenPoint Financial Corp.. . . . . .   5,500     262,680
Provident Financial Group . . . . . .   6,500     153,725
U.S. Bancorp. . . . . . . . . . . . .  11,000     243,650
UnionBanCal Corp. . . . . . . . . . .   4,800     193,920
Wachovia Corp.. . . . . . . . . . . .  11,300     431,773
Washington Mutual, Inc. . . . . . . .  12,400     489,800
Wells Fargo Co. . . . . . . . . . . .   9,500     458,470
                                               ----------
                                                3,633,836
                                               ----------
---------------------------------------------------------
BEVERAGES (0.8%)
Constellation Brands, Inc. (b). . . .   7,000     187,670
                                               ----------
---------------------------------------------------------
CHEMICALS (2.1%)
Air Products & Chemicals, Inc.. . . .   6,700     288,569
Valspar Corp. . . . . . . . . . . . .   5,100     220,269
                                               ----------
                                                  508,838
                                               ----------
---------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
H&R Block, Inc. . . . . . . . . . . .   6,400     247,168
                                               ----------
---------------------------------------------------------
COMPUTERS & PERIPHERALS (4.7%)
Hewlett-Packard Co. . . . . . . . . .  20,400     332,520
International Business Machines . . .   7,200     611,280
Storage Technology Corp. (b). . . . .   8,400     207,648
                                               ----------
                                                1,151,448
                                               ----------
---------------------------------------------------------
DIVERSIFIED FINANCIALS (10.3%)
American Express Co.. . . . . . . . .   5,600     212,016
Bear Stearns Cos., Inc. . . . . . . .   3,500     233,940
Citigroup, Inc. . . . . . . . . . . .  23,960     940,430
Countrywide Credit Industries, Inc. .   4,300     290,680
Goldman Sachs Group, Inc. . . . . . .   1,400     106,260
J.P. Morgan Chase & Co. . . . . . . .  11,200     328,720
Merrill Lynch & Co., Inc. . . . . . .   4,300     176,515
Morgan Stanley Dean Witter & Co.. . .   5,700     255,075
                                               ----------
                                                2,543,636
                                               ----------
---------------------------------------------------------


                                                SHARES    VALUE
------------------------------------------------------------------
DIVERSIFIED MATERIALS & PROCESSING (1.0%)
Engelhard Corp.. . . . . . . . . . . . . . . .  10,400  $  255,320
                                                       -----------
------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.8%)
Bellsouth Corp.. . . . . . . . . . . . . . . .   6,800     173,332
SBC Communications, Inc. . . . . . . . . . . .  12,500     292,000
Sprint Corp. . . . . . . . . . . . . . . . . .  18,800     216,388
Verizon Communications, Inc. . . . . . . . . .  19,700     736,386
                                                       -----------
                                                         1,418,106
                                                       -----------
------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (0.9%)
Eli Lilly & Co.. . . . . . . . . . . . . . . .   3,600     229,752
                                                       -----------
------------------------------------------------------------------
ELECTRIC UTILITIES (4.2%)
Duke Power Co. . . . . . . . . . . . . . . . .   5,800     102,022
Edison International (b) . . . . . . . . . . .  16,200     236,358
Entergy Corp.. . . . . . . . . . . . . . . . .   5,700     265,677
Exelon Corp. . . . . . . . . . . . . . . . . .   5,600     297,024
Wisconsin Energy Corp. . . . . . . . . . . . .   5,300     139,549
                                                       -----------
                                                         1,040,630
                                                       -----------
------------------------------------------------------------------
FOOD & DRUG RETAILING (0.7%)
Kroger Co. (b) . . . . . . . . . . . . . . . .  12,100     173,030
                                                       -----------
------------------------------------------------------------------
FOOD PRODUCTS (0.8%)
Sara Lee Corp. . . . . . . . . . . . . . . . .  11,400     191,292
                                                       -----------
------------------------------------------------------------------
GAS UTILITIES (0.8%)
Sempra Energy. . . . . . . . . . . . . . . . .   7,500     201,300
                                                       -----------
------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.6%)
DENTSPLY International, Inc. . . . . . . . . .   3,800     142,310
                                                       -----------
------------------------------------------------------------------
HEALTHCARE SERVICES (0.8%)
Humana, Inc. (b) . . . . . . . . . . . . . . .  17,100     188,955
                                                       -----------
------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Outback Steakhouse, Inc. . . . . . . . . . . .   6,700     239,458
                                                       -----------
------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. . . . . . . . . . . . . .   2,700     242,595
                                                       -----------
------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.7%)
American Power Conversion Corp. (b). . . . . .  11,700     182,286
                                                       -----------
------------------------------------------------------------------

10     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------



                                            SHARES    VALUE
--------------------------------------------------------------
INSURANCE (6.8%)
Allstate Corp. (The) . . . . . . . . . . .   9,900  $  374,121
American International Group, Inc. . . . .   5,950     344,803
Fidelity National Financial, Inc.. . . . .   5,870     201,928
Old Republic International Corp. . . . . .   5,600     171,360
Prudential Financial, Inc. . . . . . . . .   4,100     131,077
Torchmark Corp.. . . . . . . . . . . . . .   4,500     174,375
Travelers Property Casualty Corp. Class B.  16,084     261,365
                                                    ----------
                                                     1,659,029
--------------------------------------------------------------
MACHINERY (1.6%)
Deere & Co.. . . . . . . . . . . . . . . .   4,300     189,329
Paccar, Inc. . . . . . . . . . . . . . . .   3,500     204,435
                                                    ----------
                                                       393,764
                                                    ----------
--------------------------------------------------------------
MEDIA (7.2%)
AOL Time Warner, Inc. (b). . . . . . . . .  23,800     325,584
Comcast Corp Class A (b) . . . . . . . . .   4,943     157,731
Gannett Co., Inc.. . . . . . . . . . . . .   3,700     280,164
Liberty Media Corp. (b). . . . . . . . . .  24,400     268,400
McGraw-Hill Cos., Inc. (The) . . . . . . .   2,600     151,814
Viacom, Inc. Class B (b) . . . . . . . . .   6,300     273,483
Walt Disney Co. (The). . . . . . . . . . .  17,200     320,952
                                                    ----------
                                                     1,778,128
                                                    ----------
--------------------------------------------------------------
METALS & MINING (0.8%)
Nucor Corp.. . . . . . . . . . . . . . . .   4,700     191,995
                                                    ----------
--------------------------------------------------------------
MILLINERY (0.8%)
Archer-Daniels-Midland Co. . . . . . . . .  17,800     197,224
                                                    ----------
--------------------------------------------------------------
MULTI-SECTOR COMPANIES (1.5%)
Fortune Brands, Inc. . . . . . . . . . . .   4,200     203,280
Textron, Inc.. . . . . . . . . . . . . . .   5,600     165,144
                                                    ----------
                                                       368,424
                                                    ----------
--------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Questar Corp.. . . . . . . . . . . . . . .   6,900     208,380
                                                    ----------
--------------------------------------------------------------
MULTILINE RETAIL (1.3%)
Federated Department Stores, Inc. (b). . .   6,000     183,720
Sears, Roebuck & Co. . . . . . . . . . . .   4,400     124,696
                                                    ----------
                                                       308,416
                                                    ----------
--------------------------------------------------------------
OIL & GAS (10.3%)
Amerada Hess Corp. . . . . . . . . . . . .   3,300     148,995
ChevronTexaco Corp.. . . . . . . . . . . .   8,100     508,761
ConocoPhillips . . . . . . . . . . . . . .   6,700     337,010
Exxon Mobil Corp.. . . . . . . . . . . . .  37,600   1,323,520
Marathon Oil Corp. . . . . . . . . . . . .  10,000     227,700
                                                    ----------
                                                     2,545,986
                                                    ----------
--------------------------------------------------------------



                                                  SHARES     VALUE
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.1%)
Georgia Pacific Corp.. . . . . . . . . . . . . .  17,200  $   265,568
                                                          -----------
---------------------------------------------------------------------
PERSONAL PRODUCTS (0.8%)
Avon Products, Inc.. . . . . . . . . . . . . . .   3,400      197,778
                                                          -----------
---------------------------------------------------------------------
PHARMACEUTICALS (1.9%)
Merck & Co., Inc.. . . . . . . . . . . . . . . .   8,100      471,258
                                                          -----------
---------------------------------------------------------------------
REAL ESTATE (1.7%)
General Growth Properties, Inc.. . . . . . . . .   2,400      133,488
Prologis Trust . . . . . . . . . . . . . . . . .   5,500      141,570
Simon Property Group, Inc. . . . . . . . . . . .   3,600      132,192
                                                          -----------
                                                              407,250
                                                          -----------
---------------------------------------------------------------------
RETAIL (0.6%)
Circuit City Stores-Circuit City Group . . . . .  24,200      138,666
                                                          -----------
---------------------------------------------------------------------
ROAD & RAIL (1.1%)
Union Pacific Corp.. . . . . . . . . . . . . . .   4,700      279,744
                                                          -----------
---------------------------------------------------------------------
SAVINGS & LOANS (0.9%)
Sovereign Bancorp, Inc.. . . . . . . . . . . . .  14,300      220,935
                                                          -----------
---------------------------------------------------------------------
SEMICONDUCTORS (0.4%)
Linear Technology Corp.. . . . . . . . . . . . .   2,900       99,963
                                                          -----------
---------------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS (0.6%)
Dial Corp. . . . . . . . . . . . . . . . . . . .   6,700      139,561
                                                          -----------
---------------------------------------------------------------------
TELECOMMUNICATIONS (1.7%)
CenturyTel, Inc. . . . . . . . . . . . . . . . .   7,200      212,040
Comverse Technology, Inc. (b). . . . . . . . . .  15,200      198,664
                                                          -----------
                                                              410,704
                                                          -----------
---------------------------------------------------------------------
TEXTILES (0.5%)
Liz Claiborne, Inc.. . . . . . . . . . . . . . .   3,600      117,108
                                                          -----------
---------------------------------------------------------------------
TOBACCO (0.8%)
Altria Group, Inc. . . . . . . . . . . . . . . .   6,000      184,560
                                                          -----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS                                        24,491,570
                                                          -----------
---------------------------------------------------------------------
TOTAL INVESTMENTS (COST $24,887,915) (A) - 99.7%           24,491,570
                                                          -----------

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                   70,231
                                                          -----------

NET ASSETS - 100.0%                                       $24,561,801
                                                          ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

2003  SEMIANNUAL  REPORT  11

--------------------------------------------------------------------------------
GARTMORE  NATIONWIDE  FUND

Class  A  Shares  symbol:  NWFA
Class  B  Shares  symbol:  NWFB
Class  C  Shares  symbol:  GTRC
Class  D  Shares  symbol:  MUIFX
Institutional  Service  Class  symbol:  GTISX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 4.33%* versus 4.47% for its benchmark, the S&P 500 Index.

For  broader  comparison,  the  average  return  for  this  Fund's peer category
(Large-Core) was 2.96%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Despite weak economic growth and a jobless recovery, markets rebounded in April because of better-than-expected first-quarter profits and the successful resolution of the conflict in Iraq. Improved capital spending numbers during the first quarter of 2003 (for information processing equipment and software) also boosted investor sentiment.

The Fund's positioning for an economic recovery helped returns, because the Fund was overweight in the top-performing sectors, including industrials, information technology and materials. Stock selection brought better results than those of the Index in the industrial, health-care and utility sectors.

However, stock selection within the financial and consumer discretionary sectors detracted from Fund performance, primarily due to underperformers such as MBNA Corp. and Maytag Corp. Both positions fell as a result of investor fears about reduced consumer spending.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

Top holdings included Microsoft Corp., Pfizer Inc., General Electric Co., Johnson & Johnson and Citigroup, Inc. General Electric surged because of positive sentiment about a number of its businesses, while Citigroup posted strong first-quarter profits stemming from robust consumer loan activity and fewer bad loans. Microsoft Corp fell due to concerns about weak tech spending, while Pfizer and Johnson & Johnson both experienced acquisition-related concerns during the period. Pfizer purchased Pharmacia Corp., and Johnson & Johnson purchased Scios, Inc., a 30-year-old biotechnology company. We expect both purchases to make positive contributions the long term.

We added new positions to the tech sector, including Unisys Corp. and Taiwan Semiconductor Manufacturing Co. Ltd., as well as new stocks in the health-care tor, such as Amgen, Inc. We sold consumer discretionary stocks such as Maytag Corp. and The Black & Decker Corp., based on slowing sales. We sold MBNA Corp. based on our concerns about consumer credit quality.

HOW  IS  THE  FUND  POSITIONED?

Now that the conflict in Iraq has ended, investors are once again focusing on long-term economic fundamentals and corporate profits, which we believe will show improvement during the year.

We have increased the Fund's allocation to its larger-cap holdings to take advantage of the weakening dollar, which helps U.S. export activity. We also have increased weighting to information technology stocks, based on our expectation that these stocks will gain from greater capital spending. We have shifted the composition of the Fund's financial holdings away from consumer-related financial companies to those companies that have more exposure to commercial lending activity.

PORTFOLIO  MANAGERS:  William  Miller  and  Simon  Melluish
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $1,600,885,624
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30.  2003)

                                           1 YR.   5 YR.   10 YR.
------------------------------------------------------------------
Class A1 . . . . . . . . . . .  w/o SC2   -13.96%  -3.87%    9.04%
                                w/SC3     -18.92%  -5.00%    8.40%
------------------------------------------------------------------
Class B1 . . . . . . . . . . .  w/o SC2   -14.56%  -4.67%    8.59%
                                w/SC4     -18.83%  -4.91%    8.59%
------------------------------------------------------------------
Class C1 . . . . . . . . . . .  w/o SC2   -14.55%  -4.11%    8.91%
                                w/SC5     -16.24%  -4.30%    8.80%
------------------------------------------------------------------
Class D. . . . . . . . . . . .  w/o SC2   -13.69%  -3.71%    9.14%
                                w/SC6     -17.59%  -4.59%    8.64%
------------------------------------------------------------------
Institutional Service Class1,7            -13.68%   -3.70%   9.14%
------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
7    Not  subject  to  any  sales  charges.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE     CLASS D      S&P 500 INDEX      CPI
--------------------------------------------
  4/30/1993      9,550     10,000     10,000
 10/31/1993     10,137     11,487     10,275
 10/31/1994     10,632     11,939     10,543
 10/31/1995     12,677     15,082     10,839
 10/31/1996     15,986     18,712     11,164
 10/31/1997     22,409     24,732     11,396
 10/31/1998     28,174     30,173     11,566
 10/31/1999     31,067     37,918     11,862
 10/31/2000     31,502     40,228     12,271
 10/31/2001     24,187     30,210     12,532
 10/31/2002     21,907     25,646     12,786
  4/30/2003     22,895     26,794     13,079

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index
(CPI)(b) over a 10-year period ended 4/30/03. Unlike the Fund, the returns for these indices do not reflect any fees, expense, or sales charges.
(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  NATIONWIDE  FUND

COMMON  STOCKS  (98.1%)



                                                   SHARES OR
                                                PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------
AEROSPACE/DEFENSE (0.6%)
The Boeing Co. . . . . . . . . . . . . . . . .           375,697  $ 10,249,014
                                                                  ------------
------------------------------------------------------------------------------
BANKS (6.8%)
Bank of America Corp.. . . . . . . . . . . . .           175,500    12,995,775
J.P. Morgan Chase & Co.. . . . . . . . . . . .           394,051    11,565,397
Mellon Financial Corp. . . . . . . . . . . . .           559,927    14,810,069
Merrill Lynch & Co., Inc.. . . . . . . . . . .           193,420     7,939,891
The Bank of New York Co., Inc. . . . . . . . .           347,600     9,194,020
U.S. Bancorp . . . . . . . . . . . . . . . . .         1,015,130    22,485,130
Wachovia Corp. . . . . . . . . . . . . . . . .           243,500     9,304,135
Wells Fargo & Co.. . . . . . . . . . . . . . .           386,004    18,628,553
                                                                  ------------
                                                                   106,922,970
                                                                  ------------
------------------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION (4.0%)
AOL Time Warner, Inc. (b). . . . . . . . . . .         1,183,559    16,191,087
Clear Channel Communications, Inc. (b) . . . .           598,471    23,406,201
Viacom, Inc. Class B (b) . . . . . . . . . . .           548,317    23,802,441
                                                                  ------------
                                                                    63,399,729
                                                                  ------------
------------------------------------------------------------------------------
CAPITAL GOODS (5.7%)
Dover Corp.. . . . . . . . . . . . . . . . . .           266,500     7,659,210
Eaton Corp.. . . . . . . . . . . . . . . . . .           192,587    15,805,615
General Electric Co. . . . . . . . . . . . . .         1,382,813    40,723,843
Paccar, Inc. . . . . . . . . . . . . . . . . .           220,969    12,906,799
Pall Corp. . . . . . . . . . . . . . . . . . .           570,673    12,052,614
                                                                  ------------
                                                                    89,148,081
                                                                  ------------
------------------------------------------------------------------------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc. . . . . . . . .           110,911     4,776,937
Dow Chemical Co. . . . . . . . . . . . . . . .           251,071     8,194,958
E.I. du Pont de Nemours & Co.. . . . . . . . .           161,465     6,867,106
Ecolab, Inc. . . . . . . . . . . . . . . . . .            92,111     4,705,951
                                                                  ------------
                                                                    24,544,952
                                                                  ------------
------------------------------------------------------------------------------
COMPUTER EQUIPMENT (3.8%)
Cisco Systems, Inc. (b). . . . . . . . . . . .         1,053,437    15,843,692
Dell Computer Corp. (b). . . . . . . . . . . .           530,150    15,326,637
Hewlett-Packard Co.. . . . . . . . . . . . . .         1,729,967    28,198,462
                                                                  ------------
                                                                    59,368,791
                                                                  ------------
------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (8.1%)
Affiliated Computer Services, Inc. Class A (b)           254,591    12,143,991
Automatic Data Processing, Inc.. . . . . . . .           124,300     4,180,209
BMC Software, Inc. (b) . . . . . . . . . . . .           227,360     3,392,211
Microsoft Corp.. . . . . . . . . . . . . . . .         2,118,324    54,165,544
Oracle Corp. (b) . . . . . . . . . . . . . . .           830,000     9,860,400
Sun Microsystems, Inc. (b) . . . . . . . . . .         3,656,494    12,066,430
Symantec Corp. (b) . . . . . . . . . . . . . .           321,968    14,150,494
Unisys Corp. (b) . . . . . . . . . . . . . . .         1,800,400    18,724,160
                                                                  ------------
                                                                   128,683,439
                                                                  ------------
------------------------------------------------------------------------------
CONGLOMERATES (0.7%)
Ingersoll-Rand Co. . . . . . . . . . . . . . .           260,295    11,473,804
                                                                  ------------
------------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (1.6%)
Centex Corp. . . . . . . . . . . . . . . . . .           193,760    12,792,035
Masco Corp.. . . . . . . . . . . . . . . . . .           606,008    12,768,589
                                                                  ------------
                                                                    25,560,624
                                                                  ------------
------------------------------------------------------------------------------
CONSUMER PRODUCTS (3.7%)
Black & Decker Corp. . . . . . . . . . . . . .           250,910    10,350,038
Colgate-Palmolive Co.. . . . . . . . . . . . .            78,600     4,493,562
Fortune Brands, Inc. . . . . . . . . . . . . .           181,200     8,770,080
Maytag Corp. . . . . . . . . . . . . . . . . .           228,482     4,761,565
The Gillette Co. . . . . . . . . . . . . . . .           146,500     4,460,925
The Procter & Gamble Co. . . . . . . . . . . .           289,825    26,040,776
                                                                  ------------
                                                                    58,876,946
                                                                  ------------
------------------------------------------------------------------------------
CRUISE LINES (0.2%)
Carnival Corp. . . . . . . . . . . . . . . . .           126,600     3,492,894
                                                                  ------------
------------------------------------------------------------------------------
DRUGS (4.5%)
Abbott Laboratories. . . . . . . . . . . . . .            97,100     3,945,173
Medimmune, Inc. (b). . . . . . . . . . . . . .            32,000     1,128,640
Pfizer, Inc. . . . . . . . . . . . . . . . . .         1,458,648    44,853,426
Wyeth. . . . . . . . . . . . . . . . . . . . .           485,600    21,138,168
                                                                  ------------
                                                                    71,065,407
                                                                  ------------
------------------------------------------------------------------------------
ELECTRONICS (0.5%)
Cooper Industries, Ltd.. . . . . . . . . . . .           232,900     8,640,590
                                                                  ------------
------------------------------------------------------------------------------
FINANCIAL SERVICES (5.1%)
American Express Co. . . . . . . . . . . . . .           168,300     6,371,838
Citigroup, Inc.. . . . . . . . . . . . . . . .           828,216    32,507,478
FleetBoston Financial Corp.. . . . . . . . . .           436,700    11,581,284
Goldman Sachs Group, Inc.. . . . . . . . . . .           132,803    10,079,748
John Hancock Financial Services, Inc.. . . . .           137,300     3,984,446
Morgan Stanley . . . . . . . . . . . . . . . .           179,032     8,011,682
Washington Mutual, Inc.. . . . . . . . . . . .           196,100     7,745,950
                                                                  ------------
                                                                    80,282,426
                                                                  ------------
------------------------------------------------------------------------------
FOOD & BEVERAGE (5.4%)
Altria Group, Inc. . . . . . . . . . . . . . .           386,500    11,888,740
Anheuser-Busch Cos., Inc.. . . . . . . . . . .           326,000    16,260,880
Coca-Cola Co.. . . . . . . . . . . . . . . . .           175,019     7,070,768
General Mills, Inc.. . . . . . . . . . . . . .            94,000     4,240,340
Kraft Foods, Inc. Class A. . . . . . . . . . .           103,300     3,191,970
PepsiCo, Inc.. . . . . . . . . . . . . . . . .           568,935    24,623,506
Sysco Corp.. . . . . . . . . . . . . . . . . .           299,900     8,616,127
Wrigley Co.. . . . . . . . . . . . . . . . . .           149,800     8,495,158
                                                                  ------------
                                                                    84,387,489
                                                                  ------------
------------------------------------------------------------------------------

2003  SEMIANNUAL  REPORT  13

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  NATIONWIDE  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)


                                                 SHARES OR
                                              PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (0.4%)
SAP AG ADR . . . . . . . . . . . . . . . . .           240,300 $  6,130,053
                                                               ------------
---------------------------------------------------------------------------
HEALTHCARE (3.1%)
Guidant Corp. (b). . . . . . . . . . . . . .            92,302    3,598,855
HCA, Inc.. . . . . . . . . . . . . . . . . .           239,238    7,679,540
Manor Care, Inc. (b) . . . . . . . . . . . .           578,140   11,244,823
St. Jude Medical, Inc. (b) . . . . . . . . .           307,757   16,144,932
WellPoint Health Networks, Inc. (b). . . . .           130,200    9,887,388
                                                               ------------
                                                                 48,555,538
                                                               ------------
---------------------------------------------------------------------------
INSURANCE (2.7%)
American International Group, Inc. . . . . .           409,175   23,711,691
Chubb Corp.. . . . . . . . . . . . . . . . .           181,300    9,588,957
MetLife, Inc.. . . . . . . . . . . . . . . .           303,260    8,712,660
                                                               ------------
                                                                 42,013,308
                                                               ------------
---------------------------------------------------------------------------
LEISURE PRODUCTS (1.1%)
Brunswick Corp.. . . . . . . . . . . . . . .           781,090   17,051,195
                                                               ------------
---------------------------------------------------------------------------
MANUFACTURING (2.6%)
3M Co. . . . . . . . . . . . . . . . . . . .           111,910   14,105,136
Illinois Tool Works, Inc.. . . . . . . . . .           311,573   19,934,441
Nucor Corp.. . . . . . . . . . . . . . . . .           166,606    6,805,855
                                                               ------------
                                                                 40,845,432
                                                               ------------
---------------------------------------------------------------------------
MEDICAL PRODUCTS (7.0%)
Amgen, Inc. (b). . . . . . . . . . . . . . .           390,940   23,968,531
Boston Scientific Corp. (b). . . . . . . . .           163,960    7,058,478
Johnson & Johnson. . . . . . . . . . . . . .           596,153   33,599,184
Medtronic, Inc.. . . . . . . . . . . . . . .           255,800   12,211,892
Merck & Co., Inc.. . . . . . . . . . . . . .           468,400   27,251,512
PerkinElmer, Inc.. . . . . . . . . . . . . .           853,373    8,465,460
                                                               ------------
                                                                112,555,057
                                                               ------------
---------------------------------------------------------------------------
METALS & MINING (0.9%)
Alcoa, Inc.. . . . . . . . . . . . . . . . .           402,816    9,236,571
Phelps Dodge Corp. (b) . . . . . . . . . . .           143,944    4,489,613
                                                               ------------
                                                                 13,726,184
                                                               ------------
---------------------------------------------------------------------------
MORTGAGE (1.8%)
Fannie Mae . . . . . . . . . . . . . . . . .           385,773   27,926,107
                                                               ------------
---------------------------------------------------------------------------
OIL & GAS (4.4%)
ChevronTexaco Corp.. . . . . . . . . . . . .           182,837   11,483,992
ConocoPhillips . . . . . . . . . . . . . . .           132,400    6,659,720
Exxon Mobil Corp.. . . . . . . . . . . . . .           854,818   30,089,593
Nabors Industries Ltd. (b) . . . . . . . . .            76,000    2,979,200
Noble Corp. (b). . . . . . . . . . . . . . .           112,800    3,491,160
Royal Dutch Petroleum Co.. . . . . . . . . .           132,660    5,423,141
Sunoco, Inc. . . . . . . . . . . . . . . . .           244,031    9,080,394
                                                               ------------
                                                                 69,207,200
                                                               ------------
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.2%)
International Paper Co.. . . . . . . . . . .           269,432    9,632,194
Weyerhaeuser Co. . . . . . . . . . . . . . .           194,425    9,641,536
                                                               ------------
                                                                 19,273,730
                                                               ------------
---------------------------------------------------------------------------
PRINTING & PUBLISHING (1.0%)
Gannett Co., Inc.. . . . . . . . . . . . . .           204,904   15,515,331
                                                               ------------
---------------------------------------------------------------------------
RAILROADS (2.0%)
CSX Corp.. . . . . . . . . . . . . . . . . .           241,300    7,716,774
Norfolk Southern Corp. . . . . . . . . . . .         1,112,900   23,604,609
                                                               ------------
                                                                 31,321,383
                                                               ------------
---------------------------------------------------------------------------
RESTAURANTS (0.2%)
Wendy's International, Inc.. . . . . . . . .           126,600    3,676,464
                                                               ------------
---------------------------------------------------------------------------
RETAIL (5.0%)
AutoZone, Inc. (b) . . . . . . . . . . . . .           100,757    8,142,173
Costco Wholesale Corp. (b) . . . . . . . . .           141,900    4,913,997
Home Depot, Inc. . . . . . . . . . . . . . .           460,300   12,948,239
Kohl's Corp. (b) . . . . . . . . . . . . . .           194,666   11,057,029
Staples, Inc. (b). . . . . . . . . . . . . .           395,654    7,533,252
Target Corp. . . . . . . . . . . . . . . . .           475,425   15,898,212
Tiffany & Co.. . . . . . . . . . . . . . . .           305,200    8,466,248
Wal-Mart Stores, Inc.. . . . . . . . . . . .           170,800    9,619,456
                                                               ------------
                                                                 78,578,606
                                                               ------------
---------------------------------------------------------------------------
SEMICONDUCTORS (4.1%)
Applied Materials, Inc. (b). . . . . . . . .         1,133,014   16,542,004
Intel Corp.. . . . . . . . . . . . . . . . .         1,579,981   29,071,651
STMicroelectronics NV ADR. . . . . . . . . .           192,670    3,967,075
Taiwan Semiconductor Manufacturing Co. Ltd.
ADR (b). . . . . . . . . . . . . . . . . . .           943,604    7,897,965
Texas Instruments, Inc.. . . . . . . . . . .           362,818    6,708,505
                                                               ------------
                                                                 64,187,200
                                                               ------------
---------------------------------------------------------------------------
TECHNOLOGY (0.4%)
United Technologies Corp.. . . . . . . . . .           103,161    6,376,381
                                                               ------------
---------------------------------------------------------------------------


14     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------

                                     SHARES OR
                                  PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------
TELECOMMUNICATIONS (4.7%)
AT&T Corp. . . . . . . . . . . .           225,297  $    3,841,314
AT&T Wireless Services, Inc. (b)           891,005       5,755,892
Bellsouth Corp.. . . . . . . . .           840,178      21,416,137
SBC Communications, Inc. . . . .           730,292      17,059,621
Verizon Communications, Inc. . .           692,994      25,904,116
                                                     -------------
                                                        73,977,080
                                                     -------------
------------------------------------------------------------------
UTILITIES (2.7%)
Cinergy Corp.. . . . . . . . . .           201,761       6,888,121
Dominion Resources, Inc. . . . .           338,542      20,034,915
Entergy Corp.. . . . . . . . . .           168,136       7,836,819
Southern Co. . . . . . . . . . .           269,907       7,851,595
                                                     -------------
                                                        42,611,450
                                                     -------------
------------------------------------------------------------------
WASTE DISPOSAL (0.5%)
Waste Management, Inc. . . . . .           348,424       7,567,769
                                                     -------------

TOTAL COMMON STOCKS                                  1,547,192,624
                                                     =============

COMMERCIAL  PAPER  (3.4%)



                                         SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------
FURNITURE (2.2%)
Johnson Controls, Inc., 1.33%,
05/01/03 (c). . . . . . . . . . . .  $    34,000,000  $ 34,000,000
                                                     -------------
------------------------------------------------------------------
INSURANCE (1.2%)
Allstate Corp., 1.34%,
05/01/03 (c). . . . . . . . . . . .       19,693,000    19,693,000
                                                     -------------

TOTAL COMMERCIAL PAPER                                  53,693,000
                                                     -------------

TOTAL INVESTMENTS
 (COST $1,643,996,848) (A) - 101.5%                  1,600,885,624

LIABILITIES IN EXCESS OF
 OTHER ASSETS - (1.5)%                                (23,884,237)
                                                     -------------

NET ASSETS - 100.0%                                 $1,577,001,387
                                                    ==============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
(c) Restricted securities issued pursuant to section 4(2) to the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
ADR     American  Depositary  Receipt
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

2003  SEMIANNUAL  REPORT  15

--------------------------------------------------------------------------------
GARTMORE  MID  CAP  GROWTH  FUND

Class  A  Shares  symbol:  GMCA
Institutional  Class  symbol:  GMCGX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund outperformed, returning 10.04%* versus 8.19% for its benchmark, the Russell Midcap Growth Index.

For broader comparison, the average return for this Fund's peer category (Mid-Cap Growth Funds) was 4.04%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

We can segment the behavior of the market during the past six months into three parts. The first segment, which began on November 1, 2002, was a continuation of the bear-market rally that began in October. The market was oversold and consequently experienced a relief rally that lasted into early December. The
Russell  Mid  Cap  Growth  Index gained 7.20% between October 30 and December 2.

The second segment began in early December 2002 and lasted until early March 2003. News from the Middle East dominated during this period. The market never likes uncertainty, and the Russell Mid Cap Growth Index sold off, losing 12.4% between Oct. 30, 2002, and March 12, 2003.

We are still in the third segment, which began on March 12; through April 30, 2003, the Index had gained 14.60%. For this war-related rally to be sustainable, the corporate profit picture needs to improve.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

Stock selection in the consumer discretionary, financials and information technology sectors helped performance. In relation to the Index, we slightly underweighted consumer discretionary (19.0% versus 21.4%) and information technology (21.5% versus 22.9%), and overweighted financials (11.9% versus 5.6%).

Our top four contributing stocks were Comverse Technology, Inc., a company that designs and manufactures multimedia systems and software; Coach, Inc., a retailer of handbags and accessories; Rent-a-Center, Inc., a rent-to-own retailer of consumer goods; and ADC Telecommunications, Inc., a supplier of broadband equipment. Our bottom four contributing stocks were Armor Holdings, Inc.; Investors Financial Services Corp.; Enzon Pharmaceuticals, Inc.; and Intuit, Inc.

HOW  IS  THE  FUND  POSITIONED?

We do not plan to make significant sector bets. Rather, we rely on stock selection to determine the Fund's risk/reward profile. Our current goal is to create a portfolio that is well suited for an uncertain market. We seek high-quality, reasonably priced growth stocks of companies with strong balance sheets and sustainable competitive advantages. We avoid bottom-fishing, because those stocks may perform well in the early stage of a rally but are subject to above-average volatility. In general, we have been able to avoid "blow-ups" (companies whose stocks drop dramatically after failing to meet expectations). Our ability to minimize risks rather than maximize rewards has contributed to the Fund's positive results.

PORTFOLIO  MANAGER:  Robert  D.  Glise,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $1,127,206
APRIL  30,  2003

AGGREGATE  TOTAL  RETURN
(For  Period  Ended  April  30.  2003)


                                INCEPTION1
-------------------------------------------
Class A2 . . . . . .  w/o SC3        12.90%
                      w/SC4           6.41%
-------------------------------------------
Institutional Class5                 13.00%


1    Fund  commenced  operations  on  October  1,  2002.
2 These returns include performance based on Institutional Class shares, which was achieved prior to the creation of Class A (3/5/03) shares. These returns have been restated for sales charges but not for fees applicable to Class A shares, which include a 0.25% (Class A) 12b-1 fee. Had Class A been in existence for the time periods presented, the performance would have been lower as a result of the additional expenses.
3    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
4    A  5.75%  front-end  sales  charge  was  deducted.
5    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                 RUSSELL MID
Date        Institutional Class  CAP GROWTH          CPI
-----------------------------------------------------------
10/1/2002.               10,000      10,000         10,000
10/31/2002               10,260      10,775         10,017
4/30/2003.               11,300      11,657         10,247

Comparative performance of $10,000 invested in the Institutional Class shares of the
Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Russell Mid Cap Growth is an unmanaged index of companies with higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


16     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  MID  CAP  GROWTH  FUND

COMMON  STOCKS  (90.6%)


                                                  SHARES   VALUE
------------------------------------------------------------------
AIRLINES (1.3%)
Ryanair Holdings PLC-SP ADR (b). . . . . . . . .     400  $ 15,868
                                                          --------
------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (1.2%)
American Axle & Manufacturing Holdings, Inc. (b)     600    14,952
                                                          --------
------------------------------------------------------------------
BANKS (3.7%)
GreenPoint Financial Corp. . . . . . . . . . . .     300    14,328
New York Community Bancorp, Inc. . . . . . . . .     900    31,248
                                                          --------
                                                            45,576
                                                          --------
------------------------------------------------------------------
BIOTECHNOLOGY (1.1%)
Gilead Sciences, Inc. (b). . . . . . . . . . . .     300    13,842
                                                          --------
------------------------------------------------------------------
BUSINESS SERVICES (1.1%)
Manpower, Inc. . . . . . . . . . . . . . . . . .     400    13,152
                                                          --------
------------------------------------------------------------------
COMMUNICATION EQUIPMENT (3.6%)
L-3 Communications Holdings, Inc. (b). . . . . .   1,000    44,400
                                                          --------
------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (15.2%)
Affiliated Computer Services, Inc. (b) . . . . .     300    14,310
Check Point Software Technologies Ltd. (b) . . .   1,000    15,730
Citrix Systems, Inc. (b) . . . . . . . . . . . .     700    13,272
Electronic Arts, Inc. (b). . . . . . . . . . . .     300    17,781
Factset Research Systems, Inc. . . . . . . . . .     400    13,920
Fiserv, Inc. (b) . . . . . . . . . . . . . . . .     500    14,720
Intuit, Inc. (b) . . . . . . . . . . . . . . . .     200     7,756
Lexmark International Group, Inc. Class A (b). .     300    22,354
Mercury Interactive Corp. (b). . . . . . . . . .     400    13,576
Network Appliance, Inc. (b). . . . . . . . . . .   1,400    18,592
Renanissance Learning, Inc. (b). . . . . . . . .     100     1,905
SanDisk Corp. (b). . . . . . . . . . . . . . . .     700    16,940
VERITAS Software Corp. (b) . . . . . . . . . . .     900    19,809
                                                          --------
                                                           190,665
                                                          --------
------------------------------------------------------------------
CONSTRUCTION (1.1%)
Horton (D.R.), Inc.. . . . . . . . . . . . . . .     600    14,220
                                                          --------
------------------------------------------------------------------
CONSUMER PRODUCTS (6.2%)
Apollo Group, Inc. (b) . . . . . . . . . . . . .     300    16,260
Choicepoint, Inc. (b). . . . . . . . . . . . . .     300    10,584
Church & Dwight, Inc.. . . . . . . . . . . . . .     300     9,441
Education Management Corp. (b) . . . . . . . . .     500    24,410
Fossil, Inc. (b) . . . . . . . . . . . . . . . .     600    10,968
Mohawk Industries Co. (b). . . . . . . . . . . .     100     5,547
                                                          --------
                                                            77,210
                                                          --------
------------------------------------------------------------------
ELECTRIC COMPANIES (2.3%)
American Power Conversion Corp. (b). . . . . . .     700    10,906
Calpine Corp. (b). . . . . . . . . . . . . . . .   3,200    17,184
                                                          --------
                                                            28,090
                                                          --------
------------------------------------------------------------------
ELECTRONICS (2.5%)
Cree, Inc. (b) . . . . . . . . . . . . . . . . .     600    11,970
Garmin Ltd (b) . . . . . . . . . . . . . . . . .     400    16,952
Microchip Technology, Inc. . . . . . . . . . . .     100     2,079
                                                          --------
                                                            31,001
                                                          --------
------------------------------------------------------------------
FINANCIAL SERVICES (3.4%)
Countrywide Credit Industries, Inc.. . . . . . .     400    27,040
Investors Financial Services Corp. . . . . . . .     700    15,267
                                                          --------
                                                            42,307
                                                          --------
------------------------------------------------------------------
FOOD & BEVERAGE (3.6%)
Constellation Brands, Inc. (b) . . . . . . . . .   1,000    26,810
Whole Foods Market, Inc. (b) . . . . . . . . . .     300    17,808
                                                          --------
                                                            44,618
                                                          --------
------------------------------------------------------------------
GAMING (1.1%)
GTECH Holdings Corp. (b) . . . . . . . . . . . .     400    13,468
                                                          --------
------------------------------------------------------------------
GAMING & LEISURE (3.0%)
International Game Technology (b). . . . . . . .     200    17,260
Penn National Gaming, Inc. (b) . . . . . . . . .   1,000    19,530
                                                          --------
                                                            36,790
                                                          --------
------------------------------------------------------------------
HEALTHCARE (6.5%)
Express Scripts, Inc. (b). . . . . . . . . . . .     400    23,584
Health Management Associates, Inc. Class A . . .   1,200    20,472
Lincare Holdings, Inc. (b) . . . . . . . . . . .     400    12,148
Omnicare, Inc. . . . . . . . . . . . . . . . . .     900    23,868
                                                          --------
                                                            80,072
                                                          --------
------------------------------------------------------------------
INSURANCE (3.9%)
ACE Ltd. . . . . . . . . . . . . . . . . . . . .     500    16,540
Brown & Brown, Inc.. . . . . . . . . . . . . . .     300    10,731
Everest Re Group Ltd.. . . . . . . . . . . . . .     300    20,895
                                                          --------
                                                            48,166
                                                          --------
------------------------------------------------------------------
MEDICAL - DRUGS (5.6%)
American Pharmaceuticals Partners, Inc. (b). . .     600    14,010
AmerisourceBergen Corp.. . . . . . . . . . . . .     400    23,140
Enzon Pharmaceuticals, Inc. (b). . . . . . . . .     700     9,604
Teva Pharmaceutical Industries Ltd.. . . . . . .     500    23,350
                                                          --------
                                                            70,104
                                                          --------
------------------------------------------------------------------
OIL & GAS (9.7%)
Apache Corp. . . . . . . . . . . . . . . . . . .     520    29,770
B.J. Services Co. (b). . . . . . . . . . . . . .     400    14,604
EOG Resources, Inc.. . . . . . . . . . . . . . .     300    11,214
Kinder Morgan, Inc.. . . . . . . . . . . . . . .     400    18,808
Patterson-UTI Energy, Inc. (b) . . . . . . . . .     400    13,236
Pioneer Natural Resources Co. (b). . . . . . . .     900    21,528
XTO Energy, Inc. . . . . . . . . . . . . . . . .     666    12,987
                                                          --------
                                                           122,147
                                                          --------
------------------------------------------------------------------

2003  SEMIANNUAL  REPORT  17

--------------------------------------------------------------------------------

April  30,  2003  (Unaudited)

GARTMORE  MID  CAP  GROWTH  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)


                                               SHARES    VALUE
----------------------------------------------------------------
RENTAL - AUTO & EQUIPMENT (2.1%)
Rent-A-Center, Inc. (b) . . . . . . . . . . .     400    $ 25,680
                                                         --------
-----------------------------------------------------------------
RESTAURANTS (1.0%)
Brinker International, Inc. (b) . . . . . . .     400      12,700
                                                         --------
-----------------------------------------------------------------
RETAIL (6.0%)
Coach, Inc. (b) . . . . . . . . . . . . . . .     500      21,755
Regis Corp. . . . . . . . . . . . . . . . . .     900      25,497
Staples, Inc. (b) . . . . . . . . . . . . . .     900      17,136
Williams Sonoma, Inc. (b) . . . . . . . . . .     400      10,352
                                                         --------
                                                           74,740
                                                         --------
-----------------------------------------------------------------
SEMICONDUCTORS (3.0%)
KLA-Tencor Corp. (b). . . . . . . . . . . . .     200       8,200
Marvel Technology Group Ltd. (b). . . . . . .     700      16,155
QLogic Corp. (b). . . . . . . . . . . . . . .     300      13,197
                                                         --------
                                                           37,552
                                                         --------
-----------------------------------------------------------------
TELECOMMUNICATIONS (2.4%)
ADC Telecommunications, Inc. (b). . . . . . .   5,400      12,895
Comverse Technology, Inc. (b) . . . . . . . .   1,300      16,991
                                                         --------
                                                           29,886
                                                         --------

TOTAL COMMON STOCKS                                     1,127,206
                                                        ---------

TOTAL INVESTMENTS (COST $989,808) (A) - 90.6%           1,127,206

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.4%              116,823
                                                        ---------

NET ASSETS - 100.0%                                    $1,244,029
                                                       ==========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
ADR     American  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

18     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
April  30,  2003  (Unaudited)


                                                                                              GARTMORE
                                               GARTMORE  GARTMORE LARGE CAP    GARTMORE        MID CAP
                                              GROWTH FUND     VALUE FUND    NATIONWIDE FUND  GROWTH FUND
--------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $259,701,604;
24,887,915; $1,643,996,848
and $989,808; respectively) . . . . . . . . .  $ 276,473,446   $24,491,570   $1,600,885,624   $1,127,206
Cash. . . . . . . . . . . . . . . . . . . . .              -         3,854              704       73,549
Interest and dividends receivable . . . . . .         70,850        29,096        1,758,432          169
Receivable for capital shares issued. . . . .              -             -           14,000            -
Receivable for investments sold . . . . . . .      2,239,090       738,306        1,008,535            -
Receivable from adviser . . . . . . . . . . .              -         1,989                -        5,807
Prepaid expenses and other assets . . . . . .         25,255        14,019           96,662       38,943
                                               ----------------------------------------------------------
Total Assets. . . . . . . . . . . . . . . . .    278,808,641    25,278,834    1,603,763,957    1,245,674
                                               ----------------------------------------------------------
LIABILITIES:
Payable to custodian. . . . . . . . . . . . .          2,109             -                -            -
Payable for investments purchased . . . . . .      3,927,536       686,841       25,271,120            -
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . . .        131,692        14,758          712,406          733
Fund administration and transfer agent fees .        130,960         4,843          417,414          827
Distribution fees . . . . . . . . . . . . . .          3,771         5,342          100,882           22
Administrative servicing fees . . . . . . . .          2,691         2,849           72,610            -
Other . . . . . . . . . . . . . . . . . . . .         83,123         2,400          188,138           63
                                               ----------------------------------------------------------
Total Liabilities . . . . . . . . . . . . . .      4,281,882       717,033       26,762,570        1,645
                                               ----------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $ 274,526,759   $24,561,801   $1,577,001,387   $1,244,029
                                               ==========================================================
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . .  $ 597,325,780   $28,517,745   $1,826,446,040   $1,099,429
Accumulated net investment income (loss). . .        114,738         4,221          785,983       (3,990)
Accumulated net realized gains (losses)
on investment transactions. . . . . . . . . .   (339,685,601)   (3,563,820)    (207,119,412)      11,192
Net unrealized appreciation (depreciation)
on investments. . . . . . . . . . . . . . . .     16,771,842      (396,345)     (43,111,224)     137,398
                                               ----------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $ 274,526,759   $24,561,801   $1,577,001,387   $1,244,029
                                               ==========================================================
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . .  $   5,341,581   $23,829,828   $  390,155,243   $  114,260
Class B Shares. . . . . . . . . . . . . . . .      3,319,699       597,179       31,232,333            -
Class C Shares. . . . . . . . . . . . . . . .         76,857       134,794          340,142            -
Class D Shares. . . . . . . . . . . . . . . .    203,399,010             -    1,106,244,600            -
Institutional Service Class Shares. . . . . .     62,389,612             -       49,029,069            -
Institutional Class Shares. . . . . . . . . .              -             -                -    1,129,769
                                               ----------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . .  $ 274,526,759   $24,561,801   $1,577,001,387   $1,244,029
                                               ==========================================================
SHARES OUTSTANDING (unlimited number
of shares authorized):
Class A Shares. . . . . . . . . . . . . . . .      1,081,691     2,652,429       24,933,892       10,121
Class B Shares. . . . . . . . . . . . . . . .        720,604        67,321        2,041,038            -
Class C Shares. . . . . . . . . . . . . . . .         16,670        15,219           22,234            -
Class D Shares. . . . . . . . . . . . . . . .     40,733,759             -       71,163,460            -
Institutional Service Class Shares. . . . . .     12,473,640             -        3,154,689            -
Institutional Class Shares. . . . . . . . . .              -             -                -      100,000
                                               ----------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . .     55,026,364     2,734,969      101,315,313      110,121
                                               ==========================================================
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . .  $        4.94   $      8.98   $        15.65   $    11.29
Class B Shares (a). . . . . . . . . . . . . .  $        4.61   $      8.87   $        15.30   $        -
Class C Shares (b). . . . . . . . . . . . . .  $        4.61   $      8.86   $        15.30   $        -
Class D Shares. . . . . . . . . . . . . . . .  $        4.99   $         -   $        15.55   $        -
Institutional Service Class Shares. . . . . .  $        5.00   $         -   $        15.54   $        -
Institutional Class Shares. . . . . . . . . .  $           -   $         -   $            -   $    11.30
MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge) of net
asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . .  $        5.24   $      9.53   $        16.60   $    11.98
Class C Shares. . . . . . . . . . . . . . . .  $        4.66   $      8.95   $        15.45   $        -
Class D Shares. . . . . . . . . . . . . . . .  $        5.23   $         -   $        16.28   $        -
                                               ----------------------------------------------------------
Maximum Sales Charge - Class A Shares . . . .           5.75%         5.75%            5.75%        5.75%
                                               ==========================================================
Maximum Sales Charge - Class C Shares . . . .           1.00%         1.00%            1.00%           -
                                               ==========================================================
Maximum Sales Charge - Class D Shares . . . .           4.50%            -             4.50%           -
                                               ==========================================================

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year. See notes to financial statements.

2003  SEMIANNUAL  REPORT  19

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS
For  the  Six  Months  Ended  April  30,  2003  (Unaudited)


                                          GARTMORE       GARTMORE     GARTMORE     GARTMORE
                                          GROWTH         LARGE CAP    NATIONWIDE   MID CAP
                                            FUND         VALUE FUND      FUND       GROWTH
                                                                                     FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . .  $     9,482   $     1,485   $   107,577   $    191
Dividend income . . . . . . . . . . . .    1,261,048       307,942    14,779,082      1,539
                                         ---------------------------------------------------
Total Income. . . . . . . . . . . . . .    1,270,530       309,427    14,886,659      1,730
                                         ---------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . .      790,915        93,317     4,311,248      3,994
Fund administration and
transfer agent fees . . . . . . . . . .      227,204        21,664     1,296,580      5,165
Distribution fees Class A . . . . . . .        6,094        30,301       438,708         41
Distribution fees Class B . . . . . . .       15,849         2,793       150,833          -
Distribution fees Class C . . . . . . .          300           426         1,113          -
Administrative servicing fees Class A .          635        17,558       158,558          -
Administrative servicing fees Class D .       12,170             -       293,789          -
Professional fees . . . . . . . . . . .       14,365         1,377        82,763      1,360
Registration and filing fees. . . . . .       21,428        15,306        57,506     15,469
Other . . . . . . . . . . . . . . . . .       66,832         3,710       223,699         85
                                         ---------------------------------------------------
Total expenses before
reimbursed expenses . . . . . . . . . .    1,155,792       186,452     7,014,797     26,114
Expenses reimbursed . . . . . . . . . .            -       (10,958)            -    (20,394)
                                         ---------------------------------------------------
Total Expenses. . . . . . . . . . . . .    1,155,792       175,494     7,014,797      5,720
                                         ---------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . .      114,738       133,933     7,871,862     (3,990)
                                         ---------------------------------------------------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
 investment transactions. . . . . . . .   (9,668,370)   (2,258,675)     (489,062)    24,244
Net change in unrealized appreciation/
depreciation on investments . . . . . .   20,699,723     2,707,646    59,461,186     97,612
                                         ---------------------------------------------------
Net realized/unrealized gains (losses)
on investments. . . . . . . . . . . . .   11,031,353       448,971    58,972,124    121,856
                                         ---------------------------------------------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS. . . . . . . . . . . .  $11,146,091   $   582,904   $66,843,986   $117,866
                                         ===================================================

See  notes  to  financial  statements.

20     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------



STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                                GARTMORE GROWTH FUND.      GARTMORE LARGE CAP VALUE FUND
                                             --------------------------------------------------------------
                                              SIX MONTHS. . .   YEAR         SIX MONTHS            YEAR
                                                 ENDED. . .     ENDED            ENDED            ENDED
                                                APRIL 30,.     OCTOBER 31,       APRIL 30,     OCTOBER 31,
                                                  2003.           2002             2003            2002
                                               (UNAUDITED)                      (UNAUDITED)
                                             --------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . . . . . .  $    114,738   $    (411,311)  $   133,933   $   217,993
Net realized gains (losses) on
investment transactions . . . . . . . . . . . .    (9,668,370)    (72,904,296)   (2,258,675)   (1,094,117)
Net change in unrealized appreciation/
depreciation on investments . . . . . . . . . .    20,699,723       4,862,766     2,707,646    (1,196,437)
                                                 ---------------------------------------------------------
Change in net assets resulting from operations.    11,146,091     (68,452,841)      582,904    (2,072,561)
                                                 ---------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .             -               -      (149,733)     (226,935)
Net realized gains on investments . . . . . . .             -               -             -    (1,135,583)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .             -               -        (1,640)       (1,498)
Net realized gains on investments . . . . . . .             -               -             -       (22,528)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .             -               -          (234)         (230)
Net realized gains on investments . . . . . . .             -               -             -        (2,825)

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
 CLASS SHAREHOLDERS FROM:
Net realized gains on investments . . . . . . .             -               -             -        (4) (a)
                                                 ---------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . . . . . .             -               -      (151,607)   (1,389,603)
                                                 ---------------------------------------------------------
Change in net assets from capital transactions.   (11,461,829)    (52,215,855)     (106,993)     (778,225)
                                                 ---------------------------------------------------------
Change in net assets. . . . . . . . . . . . . .      (315,738)   (120,668,696)      324,304    (4,240,389)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . .   274,842,497     395,511,193    24,237,497    28,477,886
                                                 ---------------------------------------------------------
End of period . . . . . . . . . . . . . . . . .  $274,526,759   $ 274,842,497   $24,561,801   $24,237,497
                                                 =========================================================


(a) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  21

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                                                 GARTMORE                     GARTMORE MID CAP
                                              NATIONWIDE FUND                    GROWTH FUND
                                         ------------------------------------------------------------
                                         SIX MONTHS            YEAR         SIX MONTHS       YEAR
                                            ENDED              ENDED          ENDED         ENDED
                                           APRIL 30,         OCTOBER 31,     APRIL 30,   OCTOBER 31,
                                             2003               2002           2003        2002 (A)
                                          (UNAUDITED)                       (UNAUDITED)
                                         -----------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . .  $    7,871,862   $   12,215,485   $   (3,990)  $     (571)
Net realized gains (losses) on
nvestment transactions. . . . . . . . .        (489,062)     (88,487,948)      24,244      (13,052)
Net change in unrealized appreciation/
depreciation on investments . . . . . .      59,461,186     (105,116,094)      97,612       39,786
                                         ----------------------------------------------------------
Change in net assets resulting
from operations . . . . . . . . . . . .      66,843,986     (181,388,557)     117,866       26,163
                                         ----------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .      (1,398,628)      (1,461,372)           -            -

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .         (20,408)            (698)           -            -

DISTRIBUTIONS TO CLASS C
 SHAREHOLDERS FROM:
Net investment income . . . . . . . . .            (165)             (15)           -            -

DISTRIBUTIONS TO CLASS D
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .      (5,922,699)     (10,028,891)           -            -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . .        (270,902)    (329,908) (b)           -            -
                                         ----------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . .      (7,612,802)     (11,820,884)           -            -
                                         ----------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . . . .     (49,829,086)     116,935,564      100,000    1,000,000
                                         ----------------------------------------------------------
Change in net assets. . . . . . . . . .       9,402,098      (76,273,877)     217,866    1,026,163

NET ASSETS:
Beginning of period . . . . . . . . . .   1,567,599,289    1,643,873,166    1,026,163            -
                                         ----------------------------------------------------------
End of period . . . . . . . . . . . . .  $1,577,001,387   $1,567,599,289   $1,244,029   $1,026,163
                                         ==========================================================


(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

22  Semiannual  Report  2003

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  GROWTH  FUND



                                                         INVESTMENT ACTIVITIES             DISTRIBUTIONS
                                  ---------------------------------------------------------------------------------
                                                                   NET
                                                                   REALIZED
                                                                   AND
                                                                   UNREALIZED
                                     NET                           GAINS         TOTAL
                                     ASSET VALUE,   NET            (LOSSES)      FROM         NET          NET
                                     BEGINNING      INVESTMENT     ON            INVESTMENT   INVESTMENT   REALIZED
                                     OF PERIOD      INCOME (LOSS)  INVESTMENTS   ACTIVITIES   INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $       16.51         (0.02)        (0.47)       (0.49)           -          -
Year Ended October 31, 1999 . . . .  $       16.02          0.01          2.64         2.65        (0.01)     (0.31)
Year Ended October 31, 2000 . . . .  $       18.35         (0.08)        (0.84)       (0.92)           -      (2.44)
Year Ended October 31, 2001 . . . .  $       14.99         (0.05)        (5.85)       (5.90)           -      (3.20)
Year Ended October 31, 2002 . . . .  $        5.89         (0.02)        (1.13)       (1.15)           -          -
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $        4.74             -          0.20         0.20            -          -

CLASS B SHARES
Period Ended October 31, 1998 (c) .  $       16.51         (0.04)        (0.49)       (0.53)           -          -
Year Ended October 31, 1999 . . . .  $       15.98         (0.06)         2.59         2.53            -      (0.31)
Year Ended October 31, 2000 . . . .  $       18.20         (0.15)        (0.90)       (1.05)           -      (2.44)
Year Ended October 31, 2001 . . . .  $       14.71         (0.10)        (5.87)       (5.97)           -      (3.20)
Year Ended October 31, 2002 . . . .  $        5.54         (0.06)        (1.04)       (1.10)           -          -
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $        4.44         (0.02)         0.19         0.17            -          -

CLASS C SHARES
Period Ended October 31, 2001 (d) .  $        7.11         (0.03)        (1.53)       (1.56)           -          -
Year Ended October 31, 2002 . . . .  $        5.55         (0.06)        (1.05)       (1.11)           -          -
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $        4.44         (0.02)         0.19         0.17            -          -

CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $       16.32          0.03          2.32         2.35        (0.04)     (2.61)
Year Ended October 31, 1999 . . . .  $       16.02          0.03          2.65         2.68        (0.03)     (0.31)
Year Ended October 31, 2000 . . . .  $       18.36         (0.05)        (0.84)       (0.89)           -      (2.44)
Year Ended October 31, 2001 . . . .  $       15.03         (0.03)        (5.86)       (5.89)           -      (3.20)
Year Ended October 31, 2002 . . . .  $        5.94         (0.01)        (1.14)       (1.15)           -          -
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .  $        4.79             -          0.20         0.20            -          -

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $        6.59         (0.01)        (1.79)       (1.80)           -          -
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .  $        4.79             -          0.21         0.21            -          -



                                       DISTRIBUTIONS                               RATIOS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------------------------------
                                                                                                    RATIO OF
                                                                                         RATIO      NET
                                                     NET                    NET          OF         INVESTMENT
                                                     ASSET,                 ASSETS       EXPENSES   INCOME
                                                     VALUE,                 AT END       TO         (LOSS)
                                                     END      TOTAL         OF           AVERAGE    TO AVERAGE   PORTFOLIO
                                     TOTAL           OF       RETURN        PERIOD       NET        NET          TURNOVER
                                     DISTRIBUTIONS   PERIOD  (A)            (000S)       ASSETS     ASSETS       (B)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .              -   $ 16.02       (2.97%)(f)$    2,830  1.11% (g)  (0.38%) (g)      38.61%
Year Ended October 31, 1999 . . . .          (0.32)  $ 18.35        16.85%  $     7,654      1.04%      (0.02%)      35.18%
Year Ended October 31, 2000 . . . .          (2.44)  $ 14.99       (6.43%)  $     9,234      1.04%      (0.52%)     163.52%
Year Ended October 31, 2001 . . . .          (3.20)  $  5.89      (47.33%)  $     5,268      1.33%      (0.60%)     210.72%
Year Ended October 31, 2002 . . . .              -   $  4.74      (19.52%)  $     4,828      1.17%      (0.34%)     241.95%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .              -   $  4.94    4.22% (f)  $     5,342  1.13% (g)  (0.17%) (g)     130.22%

CLASS B SHARES
Period Ended October 31, 1998 (c) .              -   $ 15.98   (3.21%) (f)  $     1,557  1.88% (g)  (1.16%) (g)      38.61%
Year Ended October 31, 1999 . . . .          (0.31)  $ 18.20        16.12%  $     6,210      1.79%      (0.76%)      35.18%
Year Ended October 31, 2000 . . . .          (2.44)  $ 14.71       (7.30%)  $     8,180      1.80%      (1.28%)     163.52%
Year Ended October 31, 2001 . . . .          (3.20)  $  5.54      (49.10%)  $     4,288      2.12%      (1.36%)     210.72%
Year Ended October 31, 2002 . . . .              -   $  4.44      (19.86%)  $     3,299      1.90%      (1.08%)     241.95%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .              -   $  4.61    3.83% (f)   $     3,320  1.85% (g)  (0.89%) (g)     130.22%

CLASS C SHARES
Period Ended October 31, 2001 (d) .              -   $  5.55  (21.94%) (f)  $        58  2.27% (g)  (1.41%) (g)     210.72%
Year Ended October 31, 2002 . . . .              -   $  4.44      (20.00%)  $        52      1.90%      (1.08%)     241.95%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .              -   $  4.61    3.83%  (f)  $        77  1.85% (g)  (0.92%) (g)     130.22%

CLASS D SHARES
Year Ended October 31, 1998 (c) . .          (2.65)  $ 16.02        15.94%  $   914,178      0.73%        0.19%      38.61%
Year Ended October 31, 1999 . . . .          (0.34)  $ 18.36        17.07%  $ 1,014,687      0.80%        0.19%      35.18%
Year Ended October 31, 2000 . . . .          (2.44)  $ 15.03       (6.23%)  $   834,816      0.83%      (0.30%)     163.52%
Year Ended October 31, 2001 . . . .          (3.20)  $  5.94      (47.07%)  $   385,898      1.10%      (0.38%)     210.72%
Year Ended October 31, 2002 . . . .              -   $  4.79      (19.36%)  $   207,357      0.93%      (0.10%)     241.95%
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .              -   $  4.99    4.18%  (f)  $   203,399  0.86% (g)   0.10%  (g)     130.22%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .              -   $  4.79  (27.31%) (f)  $    59,307  0.88% (g)  (0.11%) (g)     241.95%
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .              -   $  5.00    4.38%  (f)  $    62,390  0.85% (g)   0.11%  (g)     130.22%
---------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  23

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  LARGE  CAP  VALUE  FUND



                                                     INVESTMENT  ACTIVITIES                                 DISTRIBUTIONS
                            ---------------------------------------------------------------------------------------------------
                                                           NET
                                                         REALIZED
                                                           AND                                                              NET
                                 NET                    UNREALIZED                                                         ASSET
                                ASSET         NET         GAINS         TOTAL                                             VALUE,
                                VALUE,    INVESTMENT     (LOSSES)       FROM          NET         NET                       END
                              BEGINNING     INCOME          ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL         OF
                              OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
 October 31, 1999 (d). . . .  $    10.00        0.07          0.32         0.39        (0.07)         -           (0.07)  $ 10.32
Year Ended October 31, 2000.  $    10.32        0.15          0.67         0.82        (0.14)     (0.04)          (0.18)  $ 10.96
Year Ended October 31, 2001.  $    10.96        0.10         (0.98)       (0.88)       (0.10)         -           (0.10)  $  9.98
Year Ended October 31, 2002.  $     9.98        0.08         (0.82)       (0.74)       (0.08)     (0.41)          (0.49)  $  8.75
Six Months Ended
April 30, 2003
(Unaudited). . . . . . . . .  $     8.75        0.04          0.24         0.28        (0.05)         -           (0.05)  $  8.98

CLASS B SHARES
Period Ended
October 31, 1999 (d) . . . .  $    10.00       (0.02)         0.27         0.25        (0.01)         -           (0.01)  $ 10.24
Year Ended October 31, 2000.  $    10.24        0.07          0.68         0.75        (0.11)     (0.04)          (0.15)  $ 10.84
Year Ended
October 31, 2001 (e) . . . .  $    10.84        0.02         (0.98)       (0.96)       (0.02)         -           (0.02)  $  9.86
Year Ended
October 31, 2002 . . . . . .  $     9.86        0.01         (0.80)       (0.79)       (0.02)     (0.41)          (0.43  $  8.64
Six Months Ended
 April 30, 2003
(Unaudited). . . . . . . . .  $     8.64        0.01          0.24         0.25        (0.02)         -           (0.02)  $  8.87

CLASS C SHARES
Period Ended
October 31, 2001 (f) . . . .  $    11.21        0.02         (1.34)       (1.32)       (0.04)         -           (0.04)  $  9.85
Year Ended
October 31, 2002 . . . . . .  $     9.85        0.01         (0.79)       (0.78)       (0.03)     (0.41)          (0.44)  $  8.63
Six Months Ended
 April 30, 2003
(Unaudited). . . . . . . . .  $     8.63        0.02          0.24         0.26        (0.03)         -           (0.03)  $  8.86

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 1999 (d) . . . .  $    10.00        0.08          0.33         0.41        (0.06)         -           (0.06)  $ 10.35
Year Ended October 31, 2000.  $    10.35        0.16          0.67         0.83        (0.16)     (0.04)          (0.20)  $ 10.98
Year Ended October 31, 2001.  $    10.98        0.12         (0.98)       (0.86)       (0.09)         -           (0.09)  $ 10.03
Year Ended
 October 31, 2002 (g). . . .  $    10.03        0.06          1.04         1.10        (0.03)     (0.41)          (0.44)  $ 10.69


                                   DISTRIBUTIONS                          RATIOS  /  SUPPLEMENTAL  DATA
                              ----------------------------------------------------------------------------------------
                                                                                                  RATIO
                                                                    RATIO         RATIO             OF
                                                                     OF             OF             NET
                                                                     NET         EXPENSES       INVESTMENT
                                              NET       RATIO    INVESTMENT       (PRIOR          INCOME
                                             ASSETS      OF        INCOME           TO            (LOSS)
                                               AT     EXPENSES     (LOSS)       REIMBURSE-       PRIOR TO
                                              END        TO          TO           MENTS)        REIMBURSE-
                                 TOTAL         OF      AVERAGE     AVERAGE          TO          MENTS) TO     PORTFOLIO
                                 RETURN      PERIOD      NET         NET         AVERAGE         AVERAGE       TURNOVER
                                  (A)        (000S)    ASSETS      ASSETS     NET ASSETS (B)  NET ASSETS (B)     (C)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
 October 31, 1999 (d). . . .    3.86%  (h)  $ 25,883  1.15% (i)    0.85% (i)       1.87% (i)      0.13%  (i)     120.94%
Year Ended October 31, 2000.         8.09%  $ 30,726      1.15%        1.47%           1.77%           0.85%      88.41%
Year Ended October 31, 2001.       (8.07%)  $ 27,824      1.15%        0.96%           1.64%           0.47%     156.09%
Year Ended October 31, 2002.       (7.98%)  $ 23,581      1.36%        0.81%           1.48%           0.69%      91.03%
Six Months Ended
April 30, 2003
(Unaudited). . . . . . . . .    3.24%  (h)  $ 23,830  1.39% (i)    1.09% (i)       1.48% (i)      1.00%  (i)      53.02%

CLASS B SHARES
Period Ended
October 31, 1999 (d) . . . .    2.50%  (h)  $    155  1.90% (i)    0.13% (i)       5.34% (i)     (3.31%) (i)     120.94%
Year Ended October 31, 2000.         7.42%  $    408      1.90%        0.70%           3.56%         (0.96%)      88.41%
Year Ended
October 31, 2001 (e) . . . .       (8.84%)  $    528      1.90%        0.21%           3.24%         (1.13%)     156.09%
Year Ended
October 31, 2002 . . . . . .       (8.53%)  $    576      2.02%        0.14%           2.17%         (0.01%)      91.03%
Six Months Ended
 April 30, 2003
(Unaudited). . . . . . . . .    2.96% (h)  $    597  2.00% (i)    0.46% (i)       2.09% (i)      0.37% (i)      53.02%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . . . .  (11.82%) (h)  $     58  1.90% (i)    0.11% (i)       3.94% (i)     (1.93%) (i)     156.09%
Year Ended
October 31, 2002 . . . . . .       (8.50%)  $     80      2.03%        0.13%           2.15%           0.01%      91.03%
Six Months Ended
 April 30, 2003
(Unaudited). . . . . . . . .    2.97%  (h)  $    135  2.00% (i)    0.41% (i)       2.09% (i)      0.32%  (i)      53.02%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 1999 (d) . . . .    4.05%  (h)  $    755  1.00% (i)    0.77% (i)       4.21% (i)     (2.44%) (i)     120.94%
Year Ended October 31, 2000.         8.20%  $  1,645      1.00%        1.56%           1.64%           0.92%      88.41%
Year Ended October 31, 2001.       (7.86%)  $     68      1.00%        1.03%           1.44%           0.59%     156.09%
Year Ended
 October 31, 2002 (g). . . .   11.26%  (h)  $      -  0.97% (i)    1.62% (i)       1.39% (i)      1.20%  (i)      37.27%
------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(h)  Not  annualized.
(i)  Annualized.
See  notes  to  financial  statements.

24     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  NATIONWIDE  FUND


                                                INVESTMENT  ACTIVITIES                             DISTRIBUTIONS
                                   ------------------------------------------------------------------------------------------
                                                              NET
                                                              REALIZED
                                     NET                      AND
                                     ASSET                    UNREALIZED
                                     VALUE,      NET          GAINS         TOTAL
                                     BEGINNING   INVESTMENT   (LOSSES)      FROM         NET          NET
                                     OF          INCOME       ON            INVESTMENT   INVESTMENT   REALIZED   TOTAL
                                     PERIOD      (LOSS)       INVESTMENTS   ACTIVITIES   INCOME       GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $    29.94        0.06          0.38         0.44        (0.08)         -           (0.08)
Year Ended October 31, 1999 . . . .  $    30.30        0.17          2.84         3.01        (0.11)     (0.49)          (0.60)
Year Ended October 31, 2000 . . . .  $    32.71        0.16          0.14         0.30        (0.17)     (2.04)          (2.21)
Year Ended October 31, 2001 . . . .  $    30.80        0.08         (5.66)       (5.58)       (0.10)     (8.37)          (8.47)
Year Ended October 31, 2002 . . . .  $    16.75        0.07         (1.68)       (1.61)       (0.08)         -           (0.08)
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $    15.06        0.06          0.59         0.65        (0.06)         -           (0.06)

CLASS B SHARES
Period Ended October 31, 1998 (c) .  $    29.94           -          0.27         0.27        (0.03)         -           (0.03)
Year Ended October 31, 1999 . . . .  $    30.18       (0.03)         2.79         2.76            -      (0.49)          (0.49)
Year Ended October 31, 2000 . . . .  $    32.45       (0.06)         0.13         0.07            -      (2.04)          (2.04)
Year Ended October 31, 2001 . . . .  $    30.48       (0.06)        (5.65)       (5.71)           -      (8.37)          (8.37)
Year Ended October 31, 2002 . . . .  $    16.40       (0.03)        (1.65)       (1.68)           -          -               -
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .  $    14.72        0.02          0.57         0.59        (0.01)         -           (0.01)

CLASS C SHARES
Period Ended October 31, 2001 (d) .  $    19.12       (0.03)        (2.68)       (2.71)       (0.01)         -           (0.01)
Year Ended October 31, 2002 . . . .  $    16.40       (0.03)        (1.65)       (1.68)           -          -               -
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $    14.72        0.01          0.58         0.59        (0.01)         -           (0.01)

CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $    26.57        0.30          6.23         6.53        (0.30)     (2.54)          (2.84)
Year Ended October 31, 1999 . . . .  $    30.26        0.25          2.82         3.07        (0.24)     (0.49)          (0.73)
Year Ended October 31, 2000 . . . .  $    32.60        0.23          0.12         0.35        (0.24)     (2.04)          (2.28)
Year Ended October 31, 2001 . . . .  $    30.67        0.13         (5.65)       (5.52)       (0.14)     (8.37)          (8.51)
Year Ended October 31, 2002 . . . .  $    16.64        0.13         (1.69)       (1.56)       (0.12)         -           (0.12)
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $    14.96        0.08          0.59         0.67        (0.08)         -           (0.08)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $    18.18        0.11         (3.24)       (3.13)       (0.10)         -           (0.10)
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $    14.95        0.09          0.59         0.68        (0.09)         -           (0.09)



                                      DISTRIBUTIONS                    RATIOS  /  SUPPLEMENTAL  DATA
                                --------------------------------------------------------------------

                                                                                    RATIO
                                                                                    OF
                                                                                    NET
                                                            NET          RATIO      INVESTMENT
                                     NET                    ASSETS       OF         INCOME
                                     ASSET                  AT           EXPENSES   (LOSS)
                                     VALUE,                 END          TO         TO
                                     END      TOTAL         OF           AVERAGE    AVERAGE      PORTFOLIO
                                     END      RETURN        PERIOD       NET        NET          TURNOVER
                                     PERIOD   (A)           (000S)       ASSETS     ASSETS       (B)
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $ 30.30    1.48%  (f)  $    19,746  1.00% (g)   0.54%  (g)      13.47%
Year Ended October 31, 1999 . . . .  $ 32.71        10.05%  $    54,223      0.96%        0.53%      13.88%
Year Ended October 31, 2000 . . . .  $ 30.80         1.25%  $    54,537      0.98%        0.54%      90.01%
Year Ended October 31, 2001 . . . .  $ 16.75      (23.34%)  $   149,086      1.15%        0.32%      71.36%
Year Ended October 31, 2002 . . . .  $ 15.06       (9.64%)  $   362,435      1.14%        0.46%      25.51%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $ 15.65    4.33%  (f)  $   390,155  1.13% (g)   0.83%  (g)      41.46%

CLASS B SHARES
Period Ended October 31, 1998 (c) .  $ 30.18    0.90%  (f)  $    13,493  1.75% (g)  (0.20%) (g)      13.47%
Year Ended October 31, 1999 . . . .  $ 32.45         9.22%  $    44,994      1.72%      (0.21%)      13.88%
Year Ended October 31, 2000 . . . .  $ 30.48         0.48%  $    47,293      1.73%      (0.20%)      90.01%
Year Ended October 31, 2001 . . . .  $ 16.40      (24.19%)  $    36,241      1.85%      (0.30%)      71.36%
Year Ended October 31, 2002 . . . .  $ 14.72      (10.24%)  $    31,267      1.80%      (0.18%)      25.51%
Six Months Ended April 30, 2003
 (Unaudited). . . . . . . . . . . .  $ 15.30    4.01%  (f)  $    31,232  1.79% (g)   0.18%  (g)      41.46%

CLASS C SHARES
Period Ended October 31, 2001 (d) .  $ 16.40  (14.16%) (f)  $       175  1.89% (g)  (0.45%) (g)      71.36%
Year Ended October 31, 2002 . . . .  $ 14.72      (10.24%)  $       212      1.80%      (0.20%)      25.51%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $ 15.30    4.02%  (f)  $       340  1.79% (g)   0.16%  (g)      41.46%

CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $ 30.26        25.73%  $ 2,172,101      0.66%        1.00%      13.47%
Year Ended October 31, 1999 . . . .  $ 32.60        10.27%  $ 2,443,493      0.73%        0.78%      13.88%
Year Ended October 31, 2000 . . . .  $ 30.67         1.40%  $ 2,085,243      0.78%        0.74%      90.01%
Year Ended October 31, 2001 . . . .  $ 16.64      (23.22%)  $ 1,458,371      0.89%        0.64%      71.36%
Year Ended October 31, 2002 . . . .  $ 14.96       (9.43%)  $ 1,125,402      0.86%        0.77%      25.51%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $ 15.55    4.51%  (f)  $ 1,106,245  0.84% (g)   1.13%  (g)      41.46%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $ 14.95  (17.27%) (f)  $    48,283  0.80% (g)   0.75%  (g)      25.51%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . . .  $ 15.54    4.54%  (f)  $    49,029  0.79% (g)   1.18%  (g)      41.46%
-----------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  25

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  MID  CAP  GROWTH  FUND


                                                                         INVESTMENT  ACTIVITIES
                                --------------------------------------------------------------------------------------------
                                                                NET
                                                              REALIZED                                       NET       RATIO
                                      NET                       AND                     NET                 ASSETS      OF
                                     ASSET                   UNREALIZED                ASSET                  AT     EXPENSES
                                     VALUE,        NET         GAINS        TOTAL     VALUE,                 END        TO
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM       END      TOTAL        OF      AVERAGE
                                       OF        INCOME          ON       INVESTMENT    OF       RETURN     PERIOD      NET
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES  PERIOD      (A)       (000S)    ASSETS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended April 30, 2003
(Unaudited) (d) . . . . . . . . .  $     9.88       (0.02)          1.43        1.41  $ 11.29  14.27% (f)  $    114  1.40% (g)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (e)  $    10.00       (0.01)          0.27        0.26  $ 10.26   2.60% (f)  $  1,026  1.15% (g)
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . .  $    10.26       (0.04)          1.08        1.04  $ 11.30  10.14% (f)  $  1,130  1.15% (g)


                                       RATIOS  /  SUPPLEMENTAL  DATA
                                ------------------------------------------------------
                                      RATIO      RATIO OF        RATIO
                                       OF        EXPENSES        OF NET
                                       NET        (PRIOR       INVESTMENT
                                   INVESTMENT       TO           INCOME
                                     INCOME     REIMBURSE-       (LOSS)
                                     (LOSS)       MENTS)       (PRIOR TO
                                       TO           TO         REIMBURSE-
                                     AVERAGE      AVERAGE        MENTS)      PORTFOLIO
                                       NET      NET ASSETS     TO AVERAGE     TURNOVER
                                     ASSETS         (B)      NET ASSETS (B)     (C)
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended April 30, 2003
(Unaudited) (d) . . . . . . . . .  (1.19%) (g)    7.17% (g)     (6.95%) (g)      44.77%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (e)  (0.69%) (g)   20.62% (g)    (20.16%) (g)       3.74%
Six Months Ended April 30, 2003
(Unaudited) . . . . . . . . . . .  (0.82%) (g)    4.92% (g)     (4.59%) (g)      44.77%
---------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 5, 2003 (commencement of operations) through April 30, 2003.
(e) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

26     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDAAX
Class  B  Shares  symbol:  NDABX
Class  C  Shares  symbol:  NDACX
Service  Class  symbol:  NDASX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 3.35%* versus 3.99% for its composite benchmark. The benchmark consists of 40% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index, 15% S&P MidCap 400 Index, 5% Lehman Brothers Aggregate Bond Index and 10% Russell 2000 Index.

For broader comparison, the average return for this Fund's peer category (Global Funds) was 1.81%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite the market's strong performance at the end of 2002, the new year began with looming global economic uncertainty characterized by slow growth, a weak job market and stagnant profits. Although these recovery-stifling factors lingered through April, a few bits of encouraging data about the U.S. economy began to surface-fourth-quarter GDP was revised upward and capital spending increased. Amid these mixed economic signals, the war in Iraq clearly dominated investor sentiment. With the end of combat activity at hand, global markets rallied to end soundly in positive territory for the six-month period.

The Federal Open Market Committee met in January and again in mid-March. Each time, it decided to keep the target federal funds rate unchanged at 1.25%. With raw candor, the Fed admitted that uncertainty was making it difficult to assess the risks involved in balancing its two goals-price stability and sustainable economic growth. Interest rates traded within a fairly tight range but finished lower across the yield curve, which steepened during the period as short-term interest rates fell more than longer-term rates.

While international equities collectively underperformed domestic equities, 16 of the 21 countries in the EAFE Index posted positive returns. The dollar continued to be weak, helping overseas returns.

WHAT  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's 65% allocation to domestic equities contributed solidly to the Fund's positive return. The underlying Nationwide Small Cap Index Fund outperformed the more heavily weighted Nationwide Mid Cap Market Index Fund and the Nationwide S&P 500 Index Fund components. The Fund's 30% allocation to the Nationwide International Index Fund, which turned in a positive but relatively weak performance, was a drag on the overall return of the Fund.

The Fund's fixed-income component, which comprised only 5% of its total holdings, produced a positive return for the period. The Nationwide Bond Index Fund component's holdings in high-quality corporate bonds turned in the best sector performance due to tightening credit spreads, while mortgage-backed securities turned in positive but weak returns due to the mortgage refinancing frenzy.

WHAT  IS  THE  OUTLOOK  FOR  THIS  FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital. The Fund will remain weighted toward stock investments, both U.S. and international.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $77,338,732
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                           1 YR.   INCEPTION1
----------------------------------------------
Class A. . . .  w/o SC2   -15.42%      -12.12%
                w/SC3     -20.31%      -13.79%
----------------------------------------------
Class B. . . .  w/o SC2   -15.89%      -12.69%
                w/SC4     -20.07%      -13.54%
----------------------------------------------
Class C5 . . .  w/o SC2   -15.88%      -12.69%
                w/SC6     -17.56%      -12.97%
----------------------------------------------
Service Class7            -15.46%      -12.11%
----------------------------------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (10/14/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



DATE        CLASS A           COMPOSITE*  LB AGGREGATE BOND  S&P 500  MSCI EAFE  S&P MIDCAP 400  RUSSELL 2000   CPI
---------------------------------------------------------------------------------------------------------------------
3/31/2000.    9,425               10,000             10,000   10,000     10,000          10,000        10,000  10,000
10/31/2000    8,822                9,449             10,550    9,599      8,633          10,477         9,294  10,169
10/31/2001    7,011                7,559             12,085    7,209      6,503           9,173         8,114  10,386
10/31/2002    6,123                6,701             12,797    6,120      5,662           8,735         7,175  10,596
4/30/2003.    6,328                6,971             13,349    6,394      5,777           9,082         7,717  10,839



Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond) (a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), the S&P MidCap 400 Index (d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite Index (Composite)(h), and the Consumer Price Index (CPI) (g) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
For  an  explanation  of  the  indices,  please  refer  to  page  28.

2003  SEMIANNUAL  REPORT  27

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

MUTUAL  FUNDS  (100.0%)



                                                    SHARES       VALUE
--------------------------------------------------------------------------
EQUITY FUNDS (95.1%)
Nationwide International Index Fund,
Institutional Class (b) . . . . . . . . . . . . .  4,347,490  $23,172,121
Nationwide Mid Cap Market Index Fund,
Institutional Class (b) . . . . . . . . . . . . .  1,224,795   11,709,044
Nationwide S&P 500 Index Fund,
Institutional Class (b) . . . . . . . . . . . . .  3,901,755   30,862,879
Nationwide Small Cap Index Fund,
Institutional Class (b) . . . . . . . . . . . . .  1,000,037    7,810,288
                                                              ------------
                                                               73,554,332
                                                              ------------
FIXED INCOME FUNDS (4.9%)
Nationwide Bond Index Fund,
Institutional Class (b) . . . . . . . . . . . . .    339,408    3,784,400
                                                              ------------

TOTAL MUTUAL FUNDS                                             77,338,732
                                                              ------------

TOTAL INVESTMENTS (COST $75,725,250) (A) - 100.0%              77,338,732

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                       (2,310)
                                                              ------------

NET ASSETS - 100.0%                                           $77,336,422
                                                              ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

--------------------------------------
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The S&P MidCap 400 Index consists of 400 stocks designed to measure performance of the mid cap company economy through changes in the aggregate market value of these 400 stocks which represent all major industries.
(e) The Russell 2000 is comprised of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(f) The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(g) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
(h) The Aggressive Composite is a combination of 40% S&P 500, 30% MSCI EAFE, 15% S&P MidCap 400 Index, 10% Russell 2000, and 5% LB Aggregate Bond.
(i) The Moderately Aggressive Composite is a combination of 35% S&P 500, 25% MSCI EAFE, 15% S&P MidCap 400 Index, 15% LB Aggregate Bond, 5% Russell 2000, and 5% Citigroup 3-Month T Bill Index.
(j) The Moderate Composite is a combination of 30% S&P 500, 25% LB Aggregate Bond, 15% MSCI EAFE, 15% Citigroup 3-Month T Bill Index, 10% S&P MidCap 400 Index, and 5% Russell 2000.
(k) The Moderately Conservative Composite is a combination of 35% LB Aggregate Bond, 25% Citigroup 3-Month T Bill Index, 20% S&P 500, 10% MSCI EAFE, and 10% S&P MidCap 400 Index.
(l) The Conservative Composite is a combination of 45% Citigroup 3-Month T Bill Index, 35% LB Aggregate Bond, 10% S&P 500, 5% MSCI EAFE, and 5% S&P MidCap 400 Index.

28     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDMAX
Class  B  Shares  symbol:  NDMBX
Class  C  Shares  symbol:  NDMCX
Service  Class  symbol:  NDMSX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 3.38%* versus 3.81% for its composite benchmark. The benchmark consists of 35% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index, 15% Lehman Brothers Aggregate Bond Index, 15% S&P MidCap 400 Index, 5% Citigroup 3-Month T-Bill Index and 5% Russell 2000 Index.

For broader comparison, the average return for this Fund's peer category (Global Flexible Portfolio Funds) was 4.72%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite the market's strong performance at the end of 2002, the new year began with looming global economic uncertainty characterized by slow growth, a weak job market and stagnant profits. Although these recovery-stifling factors lingered through April, a few bits of encouraging data about the U.S. economy began to surface-fourth-quarter GDP was revised upward and capital spending increased. Amid these mixed economic signals, the war in Iraq clearly dominated investor sentiment. With the end of combat activity at hand, global markets rallied to end soundly in positive territory for the six-month period.

The Federal Open Market Committee met in January and again in mid-March. Each time, it decided to keep the target federal funds rate unchanged at 1.25%. With raw candor, the Fed admitted that uncertainty was making it difficult to assess the risks involved in balancing its two goals-price stability and sustainable economic growth. Interest rates traded within a fairly tight range but finished lower across the yield curve, which steepened during the period as short-term interest rates fell more than longer-term rates.

While international equities collectively underperformed domestic equities, 16 of the 21 countries in the EAFE Index posted positive returns. The dollar continued to be weak, helping overseas returns.

WHAT  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's 55% allocation to domestic equities contributed solidly to the Fund's positive return. The underlying Nationwide Small Cap Index Fund outperformed the more heavily weighted Nationwide Mid Cap Market Index Fund and the Nationwide S&P 500 Index Fund components. The Fund's 25% allocation to the Nationwide International Index Fund, which turned in a positive but relatively weak performance, was a drag on the overall return of the Fund.

The Fund's fixed-income components, which comprised 20% of its total holdings, produced a positive return for the period and helped the Fund's overall performance. The Nationwide Bond Index Fund component's holdings in high-quality corporate bonds turned in the best sector performance due to tightening credit spreads, while mortgage-backed securities turned in positive but weak returns due to the mortgage refinancing frenzy. The managed component of the Fund's short-term holdings, the Gartmore Morley Enhanced Income Fund, was able to achieve a yield advantage over its benchmark, while maintaining a relatively stable value through its duration hedging strategy.

WHAT  IS  THE  OUTLOOK  FOR  THIS  FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital, but also income. The Fund will remain weighted toward stock investments while including some bonds and short-term investments to reduce volatility.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $137,899,240
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                           1 YR.   INCEPTION1
----------------------------------------------
Class A. . . .  w/o SC2   -11.67%       -8.90%
                w/SC3     -16.78%      -10.64%
----------------------------------------------
Class B. . . .  w/o SC2   -12.32%       -9.55%
                w/SC4     -16.65%      -10.42%
----------------------------------------------
Class C5 . . .  w/o SC2   -12.17%       -9.50%
                w/SC6     -13.87%       -9.79%
----------------------------------------------
Service Class7            -11.75%       -8.91%
----------------------------------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (10/15/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


DATE        CLASS A           COMPOSITE*  LB AGGREGATE BOND  S&P 500  MSCI EAFE  S&P MIDCAP 400  RUSSELL 2000
-------------------------------------------------------------------------------------------------------------
3/31/2000.    9,425               10,000             10,000   10,000     10,000          10,000        10,000
10/31/2000    9,040                9,643             10,550    9,599      8,633          10,477         9,294
10/31/2001    7,579                8,136             12,085    7,209      6,503           9,173         8,114
10/31/2002    6,838                7,433             12,797    6,120      5,662           8,735         7,175
4/30/2003.    7,069                7,720             13,349    6,394      5,777           9,082         7,717



DATE        SALOMON BROTHERS 3-MONTH T BILL   CPI
---------------------------------------------------
3/31/2000.                           10,000  10,000
10/31/2000                           10,348  10,169
10/31/2001                           10,841  10,386
10/31/2002                           11,041  10,596
4/30/2003.                           11,112  10,839




Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International -Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderately Aggressive Composite Index (Composite)(i), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
For  an  explanation  of  the  indices,  please  refer  to  page  28.

2003  SEMIANNUAL  REPORT  29

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGRESSIVE  FUND

MUTUAL  FUNDS  (97.6%)



                                           SHARES OR
                                        PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------
EQUITY FUNDS (80.4%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . .         6,484,820  $ 34,564,092
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . .         2,191,754    20,953,165
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . .         6,109,740    48,328,040
Nationwide Small Cap Index Fund,
Institutional Class (b). . . . . . . .           894,786     6,988,281
                                                          ------------
                                                           110,833,578
                                                          ------------
FIXED INCOME FUNDS (17.2%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . .           357,727     3,369,789
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . .         1,822,775    20,323,945
                                                          ------------
                                                            23,693,734
                                                          ------------
TOTAL MUTUAL FUNDS                                         134,527,312
                                                          ------------
Nationwide Fixed Contract,
3.80% (b) (c). . . . . . . . . .         $    $3,371,928  $  3,371,928
                                                          ------------
TOTAL FIXED CONTRACT                                         3,371,928
                                                          ------------
TOTAL INVESTMENTS
(COST $144,295,107) (A) - 100.0%                           137,899,240
OTHER ASSETS IN EXCESS OF
 LIABILITIES - 0.0%                                             38,734
                                                          ------------
NET ASSETS - 100.0%                                       S137,937,974
                                                          ============


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

30     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

Class  A  Shares  symbol:  NADMX
Class  B  Shares  symbol:  NBDMX
Class  C  Shares  symbol:  NCDMX
Service  Class  symbol:  NSDMX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 3.22%* versus 3.70% for its composite benchmark. The benchmark consists of 30% S&P 500 Index, 25% Lehman Brothers Aggregate Bond Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE), 15% Citigroup 3-Month T-Bill Index, 10% S&P MidCap 400 Index and 5% Russell 2000 Index.

For broader comparison, the average return for this Fund's peer category (Balanced Funds) was 4.25%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite the market's strong performance at the end of 2002, the new year began with looming global economic uncertainty characterized by slow growth, a weak job market and stagnant profits. Although these recovery-stifling factors lingered through April, a few bits of encouraging data about the U.S. economy began to surface-fourth-quarter GDP was revised upward and capital spending increased. Amid these mixed economic signals, the war in Iraq clearly dominated investor sentiment. With the end of combat activity at hand, global markets rallied to end soundly in positive territory for the six-month period.

The Federal Open Market Committee met in January and again in mid-March. Each time, it decided to keep the target federal funds rate unchanged at 1.25%. With raw candor, the Fed admitted that uncertainty was making it difficult to assess the risks involved in balancing its two goals-price stability and sustainable economic growth. Interest rates traded within a fairly tight range but finished lower across the yield curve, which steepened during the period as short-term interest rates fell more than longer-term rates.

While international equities collectively underperformed domestic equities, 16 of the 21 countries in the EAFE Index posted positive returns. The dollar continued to be weak, helping overseas returns.

WHAT  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's 45% allocation to domestic equities contributed solidly to the Fund's positive return. The underlying Nationwide Small Cap Index Fund outperformed the more heavily weighted Nationwide Mid Cap Market Index Fund and the Nationwide S&P 500 Index Fund components. The Fund's 15% allocation to the Nationwide International Index Fund, which turned in a positive but relatively weak performance, was a drag on the overall return of the Fund.

The Fund's fixed-income components, which comprised 40% of its total holdings, produced a positive return for the period and helped the Fund's overall performance. The Nationwide Bond Index Fund component's holdings in high-quality corporate bonds turned in the best sector performance due to tightening credit spreads, while mortgage-backed securities produced positive but weak returns due to the mortgage refinancing frenzy. The managed component of the Fund's short-term holdings, the Gartmore Morley Enhanced Income Fund, was able to achieve a yield advantage over its benchmark, while maintaining a relatively stable value through its duration hedging strategy.

WHAT  IS  THE  OUTLOOK  FOR  THIS  FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility.

PORTFOLIO  MANAGER:  The  Fund  is  managed  by a team of portfolio managers and research  analysts  from  Gartmore  Mutual  Fund  Capital  Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.
PORTFOLIO  MARKET  VALUE  $178,144,348
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)


                           1 YR.   INCEPTION1
----------------------------------------------
Class A. . . .  w/o SC2    -7.08%       -4.86%
                w/SC3     -12.38%       -6.67%
----------------------------------------------
Class B. . . .  w/o SC2    -7.70%       -5.51%
                w/SC4     -12.24%       -6.40%
----------------------------------------------
Class C5 . . .  w/o SC2    -7.77%       -5.53%
                w/SC6      -9.59%       -5.84%
----------------------------------------------
Service Class7             -7.18%       -4.83%
----------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3  A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/9/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


DATE        CLASS A           COMPOSITE*  LB AGGREGATE BOND  S&P 500  MSCI EAFE  S&P MIDCAP 400  RUSSELL 2000
-------------------------------------------------------------------------------------------------------------
3/31/2000.    9,425               10,000             10,000   10,000     10,000          10,000        10,000
10/31/2000    9,311                9,870             10,550    9,599      8,633          10,477         9,294
10/31/2001    8,341                8,922             12,085    7,209      6,503           9,173         8,114
10/31/2002    7,830                8,428             12,797    6,120      5,662           8,735         7,175
4/30/2003.    8,083                8,747             13,349    6,394      5,777           9,082         7,717


DATE        SALOMON BROTHERS 3-MONTH T BILL   CPI
---------------------------------------------------
3/31/2000.                           10,000  10,000
10/31/2000                           10,348  10,169
10/31/2001                           10,841  10,386
10/31/2002                           11,041  10,596
4/30/2003.                           11,112  10,839


Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB
Aggregate Bond) (a), S&P 500 Index (S&P 500) (b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), the S&P MidCap 400 Index (d), the Russell 2000 Index (Russell 2000) (e), the Citigroup 3-Month T Bill Index (f), the Moderate Composite Index (Composite) (j), and the Consumer Price Index (CPI) (g) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
For  an  explanation  of  the  indices,  please  refer  to  page  28.

2003  SEMIANNUAL  REPORT  31

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

MUTUAL  FUNDS  (92.5%)


                                            SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------
EQUITY FUNDS (60.5%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . .          5,051,142  $ 26,922,588
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . .          1,897,296    18,138,150
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . .          6,799,575    53,784,639
Nationwide Small Cap Index Fund,
Institutional Class (b). . . . . . . .          1,161,853     9,074,075
                                                           ------------
                                                            107,919,452
                                                           ------------

FIXED INCOME FUNDS (32.0%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . .          1,393,068    13,122,702
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . .          3,943,605    43,971,198
                                                           ------------
                                                             57,093,900
                                                           ------------
TOTAL MUTUAL FUNDS                                          165,013,352
                                                           ------------
FIXED CONTRACT (7.4%)
Nationwide Fixed Contract,
3.80% (b) (c). . . . . . . . . . . . .  $      13,130,996    13,130,996
                                                           ------------
TOTAL FIXED CONTRACT                                         13,130,996
                                                           ------------
TOTAL INVESTMENTS
(COST $182,267,340) (A) - 99.9%. . . .                      178,144,348
OTHER ASSETS IN EXCESS OF
 LIABILITIES - 0.1%                                             158,244
                                                           ------------

ASSETS - 100.0%                                            $178,302,592
                                                           ============


(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

32     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NADCX
Class  B  Shares  symbol:  NBDCX
Class  C  Shares  symbol:  NCDCX
Service  Class  symbol:  NSDCX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 2.92%* versus 3.26% for its composite benchmark. The benchmark consists of 35% Lehman Brothers Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index, 20% S&P 500 Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE)  Index,  and  10%  S&P  MidCap  400  Index.

For broader comparison, the average return for this Fund's peer category (Income Funds) was 5.55%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite the market's strong performance at the end of 2002, the new year began with looming global economic uncertainty characterized by slow growth, a weak job market and stagnant profits. Although these recovery-stifling factors lingered through April, a few bits of encouraging data about the U.S. economy began to surface-fourth-quarter GDP was revised upward and capital spending increased. Amid these mixed economic signals, the war in Iraq clearly dominated investor sentiment. With the end of combat activity at hand, global markets rallied to end soundly in positive territory for the six-month period.

The Federal Open Market Committee met in January and again in mid-March. Each time, it decided to keep the target federal funds rate unchanged at 1.25%. With raw candor, the Fed admitted that uncertainty was making it difficult to assess the risks involved in balancing its two goals-price stability and sustainable economic growth. Interest rates traded within a fairly tight range but finished lower across the yield curve, which steepened during the period as short-term interest rates fell more than longer-term rates.

While international equities collectively underperformed domestic equities, 16 of the 21 countries in the EAFE Index posted positive returns. The dollar continued to be weak, helping overseas returns.

WHAT  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's 30% allocation to domestic equities contributed solidly to the Fund's positive return. The Nationwide Mid Cap Market Index Fund and the Nationwide S&P 500 Index Fund components produced strong returns. The Fund's 10% allocation to the Nationwide International Index Fund, which turned in a positive but relatively weak performance, was a drag on the overall return of the Fund.

The Fund's fixed-income components, which comprised 60% of its total holdings, produced a positive return for the period and helped the Fund's overall performance. The Nationwide Bond Index Fund component's holdings in high-quality corporate bonds turned in the best sector performance due to tightening credit spreads, while mortgage-backed securities produced positive but weak returns due to the mortgage refinancing frenzy. The managed component of the Fund's short-term holdings, the Gartmore Morley Enhanced Income Fund, was able to achieve a yield advantage over its benchmark, while maintaining a relatively stable value through its duration hedging strategy.

WHAT  IS  THE  OUTLOOK  FOR  THIS  FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including substantial stock investments for long-term growth.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $57,458,996
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                          1 YR.   INCEPTION1
---------------------------------------------
Class A. . . .  w/o SC2   -2.56%       -1.23%
                w/SC3     -8.17%       -3.10%
---------------------------------------------
Class B. . . .  w/o SC2   -3.12%       -1.83%
                w/SC4     -7.86%       -2.74%
---------------------------------------------
Class C5 . . .  w/o SC2   -3.09%       -1.82%
                w/SC6     -4.95%       -2.14%
---------------------------------------------
Service Class7            -2.65%       -1.20%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/12/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


DATE        CLASS A           COMPOSITE*  LB AGGREGATE BOND  S&P 500  MSCI EAFE  S&P MIDCAP 400  SALOMON BROTHERS 3-MONTH T BILL
-------------------------------------------------------------------------------------------------------------------------------
3/31/2000.    9,425               10,000             10,000   10,000     10,000          10,000                           10,000
10/31/2000    9,435               10,105             10,550    9,599      8,633          10,477                           10,348
10/31/2001    9,051                9,770             12,085    7,209      6,503           9,173                           10,841
10/31/2002    8,816                9,570             12,797    6,120      5,662           8,735                           11,041
4/30/2003.    9,073                9,890             13,349    6,394      5,777           9,082                           11,112



DATE         CPI
----------------
3/31/2000.  10,000
10/31/2000  10,169
10/31/2001  10,386
10/31/2002  10,596
4/30/2003.  10,839


Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International -Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(f), the Moderately Conservative Composite Index (Composite)(k), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
For  an  explanation  of  the  indices,  please  refer  to  page  28.

2003  SEMIANNUAL  REPORT  33

--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

MUTUAL  FUNDS  (87.5%)



                                            SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------
EQUITY FUNDS (40.5%)
Nationwide International Index
Fund, Institutional
Class (b). . . . . . . . . . . . . . .          1,091,626  $ 5,818,369
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . .            614,976    5,879,174
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . .          1,469,428   11,623,179
                                                           -----------
                                                            23,320,722
                                                           -----------
FIXED INCOME FUNDS (47.0%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . .            752,604    7,089,530
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . .          1,789,679   19,954,919
                                                           -----------
                                                            27,044,449
                                                           -----------
TOTAL MUTUAL FUNDS                                          50,365,171
                                                           -----------
FIXED CONTRACT (12.3%)
Nationwide Fixed Contract,
3.80% (b) (c). . . . . . . . . . . . .  $       7,093,825    7,093,825
                                                           -----------
TOTAL FIXED CONTRACT                                         7,093,825
                                                           -----------
TOTAL INVESTMENTS
(COST $57,616,231) (A) - 99.8% . . . .                      57,458,996
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.2%                                           93,252
                                                           -----------
NET ASSETS - 100.0%                                        $57,552,248
                                                           ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

34     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NDCAX
Class  B  Shares  symbol:  NDCBX
Class  C  Shares  symbol:  NDCCX
Service  Class  symbol:  NDCSX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund outperformed, returning 2.67%* versus 2.61% for its composite benchmark. The benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers Aggregate Bond Index, 10% S&P 500 Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 5% S&P MidCap 400 Index.

For broader comparison, the average return for this Fund's peer category (Income Funds) was 5.55%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite the market's strong performance at the end of 2002, the new year began with looming global economic uncertainty characterized by slow growth, a weak job market and stagnant profits. Although these recovery-stifling factors lingered through April, a few bits of encouraging data about the U.S. economy began to surface-fourth-quarter GDP was revised upward and capital spending increased. Amid these mixed economic signals, the war in Iraq clearly dominated investor sentiment. With the end of combat activity at hand, global markets rallied to end soundly in positive territory for the six-month period.

The Federal Open Market Committee met in January and again in mid-March. Each time, it decided to keep the target federal funds rate unchanged at 1.25%. With raw candor, the Fed admitted that uncertainty was making it difficult to assess the risks involved in balancing its two goals-price stability and sustainable economic growth. Interest rates traded within a fairly tight range but finished lower across the yield curve, which steepened during the period as short-term interest rates fell more than longer-term rates.

While international equities collectively underperformed domestic equities, 16 of the 21 countries in the EAFE Index posted positive returns. The dollar continued to be weak, helping overseas returns.

WHAT  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's fixed-income components, which comprised 80% of its total holdings, produced a positive return for the period, contributing strongly to overall performance. The Nationwide Bond Index Fund component's holdings in high-quality corporate bonds turned in the best sector performance due to tightening credit spreads, while mortgage-backed securities produced positive but weak returns due to the mortgage refinancing frenzy. The managed component of the Fund's short-term holdings, the Gartmore Morley Enhanced Income Fund, was able to achieve a yield advantage over its benchmark, while maintaining a relatively stable value through its duration hedging strategy.

The Fund's conservative allocation of 15% to domestic equities also contributed to the Fund's positive return. The Nationwide Mid Cap Market Index Fund and the Nationwide S&P 500 Index Fund components turned in strong performances. The Fund's 5% allocation to the Nationwide International Index Fund, which turned in a positive but relatively weak performance, was a slight drag on the overall return of the Fund.

WHAT  IS  THE  OUTLOOK  FOR  THIS  FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $44,662,723
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                          1 YR.   INCEPTION1
---------------------------------------------


Class A. . . .  w/o SC2    1.34%     2.05%
                w/SC3     -4.51%     0.11%
---------------------------------------------
Class B. . . .  w/o SC2    0.63%     1.37%
                w/SC4     -4.27%     0.46%
---------------------------------------------
Class C5 . . .  w/o SC2    0.57%     1.35%
                w/SC6     -1.42%     1.03%
---------------------------------------------
Service Class7             1.17%     2.04%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/4/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                                            LB                       S&P
                                         AGGREGATE   S&P     MSCI   MIDCAP
DATE        CLASS A          COMPOSITE*    BOND      500     EAFE    400    SALOMON BROTHERS 3-MONTH T BILL   CPI
-------------------------------------------------------------------------------------------------------------------
3/31/2000.    9,425              10,000     10,000  10,000  10,000  10,000                           10,000  10,000
10/31/2000    9,565              10,263     10,550   9,599   8,633  10,477                           10,348  10,169
10/31/2001    9,729              10,500     12,085   7,209   6,503   9,173                           10,841  10,386
10/31/2002    9,773              10,568     12,797   6,120   5,662   8,735                           11,041  10,596
4/30/2003.   10,034              10,849     13,349   6,394   5,777   9,082                           11,112  10,839

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(f), the Conservative Composite Index (Composite)(l), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
For  an  explanation  of  the  indices,  please  refer  to  page  28.

2003  SEMIANNUAL  REPORT  35

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND
MUTUAL  FUNDS  (77.5%)

                                            SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------
EQUITY FUNDS (20.4%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . .            426,557  $ 2,273,547
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . .            240,320    2,297,457
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . .            574,194    4,541,875
                                                           -----------
                                                             9,112,879
                                                           -----------
FIXED INCOME FUNDS (57.1%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . .          1,058,816    9,974,048
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . .          1,398,742   15,595,971
                                                           -----------
                                                            25,570,019
                                                           -----------
TOTAL MUTUAL FUNDS                                          34,682,898
                                                           -----------
FIXED CONTRACT (22.3%)
Nationwide Fixed Contract,
3.80% (b) (c). . . . . . . . . . . . .  $       9,979,825  $ 9,979,825
                                                           -----------
TOTAL FIXED CONTRACT                                         9,979,825
                                                           -----------
TOTAL INVESTMENTS
 (COST $44,197,755) (A) - 99.8%. . . .                      44,662,723
OTHER ASSETS IN EXCESS OF
 LIABILITIES - 0.2%                                             89,139
                                                           -----------
NET ASSETS - 100.0%                                       $ 44,751,862
                                                          ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

36     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
April  30,  2003  (Unaudited)


                                                      GARTMORE                       GARTMORE
                                        GARTMORE . .  INVESTOR        GARTMORE       INVESTOR       GARTMORE
                                        INVESTOR . .  DESTINATIONS    INVESTOR       DESTINATIONS   INVESTOR
                                        DESTINATIONS  MODERATELY      DESTINATIONS   MODERATELY     DESTINATIONS
                                        AGGRESSIVE .  AGGRESSIVE      MODERATE       CONSERVATIVE   CONSERVATIVE
                                        FUND . . . .  FUND            FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in affiliated securities
at value (cost $75,725,250;
144,295,107; $182,267,340;
57,616,231 and
44,197,755; respectively) . . . . . .   $ 77,338,732   $137,899,240   $178,144,348   $57,458,996   $44,662,723
Interest and dividends receivable. . .         9,102         71,987        172,235        79,201        71,395
Receivable for capital shares issued .             -              -         35,530        20,284        20,003
Receivable from adviser. . . . . . . .             -              -              -           371           869
Prepaid expenses and other assets. . .        24,144         29,307         34,106        19,774        18,255
                                        -----------------------------------------------------------------------
Total Assets . . . . . . . . . . . . .    77,371,978    138,000,534    178,386,219    57,578,626    44,773,245
                                        -----------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other
 payables
Investment advisory fees . . . . . . .         7,840         13,803         18,214         5,861         4,620
Distribution fees. . . . . . . . . . .        15,319         27,423         36,345        11,860         9,724
Administrative servicing fees. . . . .         8,815         15,298         20,193         6,288         4,913
Other. . . . . . . . . . . . . . . . .         3,582          6,036          8,875         2,369         2,126
                                        -----------------------------------------------------------------------
Total Liabilities. . . . . . . . . . .        35,556         62,560         83,627        26,378        21,383
                                        -----------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . .  $ 77,336,422   $137,937,974   $178,302,592   $57,552,248   $44,751,862
                                        =======================================================================
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . .  $ 86,474,055   $148,466,040   $187,879,046   $59,099,779   $45,054,201
Accumulated net investment
 income (loss) . . . . . . . . . . . .       (34,680)        30,249        186,542       103,821       115,199
Accumulated net realized
gains (losses)
on investment transactions . . . . . .   (10,716,435)    (4,162,448)    (5,640,004)   (1,494,117)     (882,506)
Net unrealized appreciation
(depreciation) on investments. . . . .     1,613,482     (6,395,867)    (4,122,992)     (157,235)      464,968
                                        -----------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . .  $ 77,336,422   $137,937,974   $178,302,592   $57,552,248   $44,751,862
                                        =======================================================================
NET ASSETS:
Class A Shares . . . . . . . . . . . .  $    600,396   $  2,720,920   $  3,304,429   $ 2,579,215   $ 1,472,783
Class B Shares . . . . . . . . . . . .       205,281        606,787      1,220,874       431,350       551,673
Class C Shares . . . . . . . . . . . .       289,423      1,448,723      1,284,110       630,466       934,690
Service Class Shares . . . . . . . . .    76,241,322    133,161,544    172,493,179    53,911,217    41,792,716
                                        -----------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . .  $ 77,336,422   $137,937,974   $178,302,592   $57,552,248   $44,751,862
                                        =======================================================================
SHARE OUTSTANDING
(unlimited number
of shares authorized):
Class A Shares . . . . . . . . . . . .        91,886        377,041        407,330       291,492       153,096
Class B Shares . . . . . . . . . . . .        31,641         84,763        151,109        48,672        57,330
Class C Shares . . . . . . . . . . . .        44,625        202,322        159,184        71,224        97,341
Service Class Shares . . . . . . . . .    11,651,426     18,474,770     21,307,941     6,075,600     4,337,936
                                        -----------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . .    11,819,578     19,138,896     22,025,564     6,486,988     4,645,703
                                        =======================================================================
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . .  $       6.53   $       7.22   $       8.11   $      8.85   $      9.62
Class B Shares (a) . . . . . . . . . .  $       6.49   $       7.16   $       8.08   $      8.86   $      9.62
Class C Shares (b) . . . . . . . . . .  $       6.49   $       7.16   $       8.07   $      8.85   $      9.60
Service Class Shares . . . . . . . . .  $       6.54   $       7.21   $       8.10   $      8.87   $      9.63
MAXIMUM OFFERING PRICE
PER SHARE
(100%/(100%-maximum
sales charge)
of net asset value adjusted to
 the nearest cent):
Class A Shares . . . . . . . . . . . .  $       6.93   $       7.66   $       8.60   $      9.39   $     10.21
Class C Shares . . . . . . . . . . . .  $       6.56   $       7.23   $       8.15   $      8.94   $      9.70
                                        -----------------------------------------------------------------------
Maximum Sales Charge -
Class A Shares . . . . . . . . . . . .          5.75%          5.75%          5.75%         5.75%         5.75%
                                        =======================================================================
Maximum Sales Charge -
Class C Shares . . . . . . . . . . . .          1.00%          1.00%          1.00%         1.00%         1.00%
                                        =======================================================================

(a) For Class B shares, the redemption price per share varies by the length of time shares held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year. See notes to financial statements.

2003  SEMIANNUAL  REPORT  37

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS
For  the  Six  Months  Ended  April  30,  2003  (Unaudited)


                                                  GARTMORE                        GARTMORE
                                  GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                  INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                 AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                    FUND            FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT
INCOME:
Dividend income
from affiliates . . . . . . .  $     536,338   $   1,092,563   $   1,667,924   $     583,163   $     473,377
Interest income
from affiliates . . . . . . .              -          63,274         251,649         129,270         182,813
                               ------------------------------------------------------------------------------
Total Income. . . . . . . . .        536,338       1,155,837       1,919,573         712,433         656,190
                               ------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees. . .         41,458          71,535          95,764          29,704          23,695
Distribution fees Class A . .            494           2,113           2,250           1,722           1,483
Distribution fees Class B . .            491           1,408           2,795           1,314           1,437
Distribution fees Class C . .            719           1,993           3,379           1,905           2,694
Distribution fees
Service Class . . . . . . . .         78,931         134,604         180,370          54,598          43,052
Administrative servicing
ees Class A . . . . . . . . .              9              83               3               8               1
Administrative
servicing fees
Service Class . . . . . . . .         47,359          80,763         108,222          32,759          25,831
Registration and
filing fees . . . . . . . . .         13,683          14,823          16,658           9,965          10,898
Other . . . . . . . . . . . .         11,819          18,579          23,846           9,292           7,789
                               ------------------------------------------------------------------------------
Total expenses before
reimbursed expenses . . . . .        194,963         325,901         433,287         141,267         116,880
Expenses reimbursed . . . . .              -               -               -            (999)         (3,779)
                               ------------------------------------------------------------------------------
Total Expenses. . . . . . . .        194,963         325,901         433,287         140,268         113,101
                               ------------------------------------------------------------------------------
NET INVESTMENT
INCOME (LOSS) . . . . . . . .        341,375         829,936       1,486,286         572,165         543,089
                               ------------------------------------------------------------------------------
REALIZED/UNREALIZED
GAINS (LOSSES)
FROM INVESTMENTS:
Realized gains
(losses) on investment
transactions with affiliates.     (7,985,787)       (988,472)     (1,375,771)       (540,255)       (389,167)
Realized gain
distributions
from underlying Funds . . . .            242           1,249           2,757           1,166             951
                               ------------------------------------------------------------------------------
Net realized
gains (losses)
on investment
 transactions . . . . . . . .     (7,985,545)       (987,223)     (1,373,014)       (539,089)       (388,216)
Net change in
unrealized
appreciation/
depreciation
on investments. . . . . . . .     10,305,180       4,530,747       5,346,206       1,522,959         856,593
                               ------------------------------------------------------------------------------
Net realized/unrealized
gains (losses)
on investments. . . . . . . .      2,319,635       3,543,524       3,973,192         983,870         468,377
                               ------------------------------------------------------------------------------
CHANGE IN
NET ASSETS
RESULTING FROM
OPERATIONS. . . . . . . . . .  $   2,661,010   $   4,373,460   $   5,459,478   $   1,556,035   $   1,011,466
                               ==============================================================================

See  notes  to  financial  statements.

38     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                                GARTMORE INVESTOR. . . . GARTMORE INVESTOR DESTINATIONS  G ARTMORE INVESTOR
                            DESTINATIONS AGGRESSIVE FUND  MODERATELY AGGRESSIVE FUND  DESTINATIONS MODERATE FUND
                           ---------------------------------------------------------------------------------------
                                SIX                           SIX                           SIX
                               MONTHS                       MONTHS                        MONTHS
                               ENDED          YEAR           ENDED          YEAR           ENDED          YEAR
                             APRIL 30,        ENDED        APRIL 30,        ENDED        APRIL 30,        ENDED
                                2003       OCTOBER 31,       2003        OCTOBER 31,       2003        OCTOBER 31,
                            (UNAUDITED)       2002        (UNAUDITED)       2002        (UNAUDITED)       2002
------------------------------------------------------------------------------------------------------------------
FROM
INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment
income (loss). . . . . . .  $   341,375   $    404,055   $    829,936   $    984,851   $  1,486,286   $  1,980,391
Net realized gains
(losses) on
investment
transactions . . . . . . .   (7,985,545)      (684,733)      (987,223)    (1,074,322)    (1,373,014)    (2,213,664)
Net change in
Unrealized
appreciation/
depreciation on
investments. . . . . . . .   10,305,180     (7,508,930)     4,530,747     (9,859,530)     5,346,206     (8,030,348)
                           ----------------------------------------------------------------------------------------
Change in net
assets resulting
from operations. . . . . .    2,661,010     (7,789,608)     4,373,460     (9,949,001)     5,459,478     (8,263,621)
                           ----------------------------------------------------------------------------------------

DISTRIBUTIONS TO
CLASS A
SHAREHOLDERS
FROM:
Net investment
income . . . . . . . . . .       (2,843)          (743)       (14,262)        (4,778)       (19,240)        (6,214)

DISTRIBUTIONS TO
CLASS B
SHAREHOLDERS
FROM:
Net investment
income . . . . . . . . . .         (432)           (19)        (1,448)          (438)        (4,335)          (296)

DISTRIBUTIONS TO
CLASS C
SHAREHOLDERS
FROM:
Net investment
income . . . . . . . . . .         (672)             -         (2,460)             -         (5,519)          (410)

DISTRIBUTIONS TO
SERVICE CLASS
SHAREHOLDERS
FROM:
Net investment
income . . . . . . . . . .     (372,108)      (429,255)      (801,474)      (973,254)    (1,414,127)    (1,907,824)
                           ----------------------------------------------------------------------------------------
Change in net
assets from
shareholder distributions.     (376,055)      (430,017)      (819,644)      (978,470)    (1,443,221)    (1,914,744)
                           ----------------------------------------------------------------------------------------
Change in net
assets from capital
transactions . . . . . . .   19,785,950     36,807,012     42,655,738     65,970,340     48,559,199     77,659,591
                           ----------------------------------------------------------------------------------------
Change in net
assets . . . . . . . . . .   22,070,905     28,587,387     46,209,554     55,042,869     52,575,456     67,481,226

NET ASSETS:
Beginning of
period . . . . . . . . . .   55,265,517     26,678,130     91,728,420     36,685,551    125,727,136     58,245,910
                           ----------------------------------------------------------------------------------------
End of period. . . . . . .  $77,336,422   $ 55,265,517   $137,937,974   $ 91,728,420   $178,302,592   $125,727,136
                           ========================================================================================

See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  39

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                               MODERATELY  CONSERVATIVE  FUND      CONSERVATIVE  FUND
                              ----------------------------------------------------------
                                     SIX                          SIX
                                    MONTHS         YEAR          MONTHS         YEAR
                                    ENDED          ENDED         ENDED          ENDED
                                  APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
                                     2003          2002           2003          2002
                                  (UNAUDITED)                  (UNAUDITED)
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $   572,165   $    789,580   $   543,089   $    716,452
Net realized gains (losses)
on investment transactions. . .     (539,089)      (424,658)     (388,216)      (437,721)
Net change in unrealized
appreciation/depreciation
on investments. . . . . . . . .    1,522,959     (1,641,906)      856,593       (284,555)
                                 --------------------------------------------------------
Change in net assets resulting
from operations . . . . . . . .    1,556,035     (1,276,984)    1,011,466         (5,824)
                                 --------------------------------------------------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .      (19,651)        (6,680)      (18,670)        (7,795)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .       (2,740)          (607)       (3,833)          (289)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .       (4,510)          (615)       (7,530)          (534)

DISTRIBUTIONS TO SERVICE CLASS
SHAREHOLDERS FROM:
Net investment income . . . . .     (524,438)      (732,325)     (493,784)      (650,280)
                                 --------------------------------------------------------
Change in net assets from
shareholder distributions . . .     (551,339)      (740,227)     (523,817)      (658,898)
                                 --------------------------------------------------------
Change in net assets
from capital transactions . . .   18,551,394     25,221,885    14,734,416     18,715,312
                                 --------------------------------------------------------
Change in net assets. . . . . .   19,556,090     23,204,674    15,222,065     18,050,590

NET ASSETS:
Beginning of period . . . . . .   37,996,158     14,791,484    29,529,797     11,479,207
                                 --------------------------------------------------------
End of period . . . . . . . . .  $57,552,248   $ 37,996,158   $44,751,862   $ 29,529,797
                                 ========================================================


See  notes  to  financial  statements.

40     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND



                                                     INVESTMENT  ACTIVITIES                         DISTRIBUTIONS
                                  -------------------------------------------------------------------------------------------
                                                                NET
                                                              REALIZED
                                      NET                       AND
                                     ASSET                   UNREALIZED
                                     VALUE,        NET         GAINS         TOTAL
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM          NET       RETURN
                                       OF        INCOME          ON       INVESTMENT   INVESTMENT      OF         TOTAL
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     CAPITAL   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000 (d). . . . . . .  $    10.00        0.02         (0.65)       (0.63)           -         -               -
Year Ended
October 31, 2001. . . . . . . . .  $     9.37        0.09         (2.01)       (1.92)       (0.07)    (0.02)          (0.09)
Year Ended
October 31, 2002. . . . . . . . .  $     7.36        0.07         (1.00)       (0.93)       (0.07)        -           (0.07)
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $     6.36        0.04          0.17         0.21        (0.04)        -           (0.04)

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e) . . . . . . . . . . . . .  $    10.00       (0.02)        (0.65)       (0.67)           -         -               -
Year Ended
October 31, 2001. . . . . . . . .  $     9.33        0.04         (2.00)       (1.96)       (0.05)    (0.01)          (0.06)
Year Ended
October 31, 2002. . . . . . . . .  $     7.31        0.02         (0.99)       (0.97)       (0.02)        -           (0.02)
Six Months
 Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $     6.32        0.02          0.18         0.20        (0.03)        -           (0.03)

CLASS C
SHARES
Period Ended October 31, 2001 (f)  $     8.44       (0.03)        (1.05)       (1.08)           -         -               -
Year Ended
October 31, 2002. . . . . . . . .  $     7.36           -         (1.04)       (1.04)           -         -               -
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $     6.32        0.02          0.18         0.20        (0.03)        -           (0.03)

SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d) (e). . . . .  $    10.00       (0.01)        (0.62)       (0.63)           -         -               -
Year Ended
October 31, 2001. . . . . . . . .  $     9.37        0.10         (2.01)       (1.91)       (0.08)    (0.02)          (0.10)
Year Ended
 October 31, 2002 . . . . . . . .  $     7.36        0.07         (0.99)       (0.92)       (0.07)        -           (0.07)
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $     6.37        0.04          0.17         0.21        (0.04)        -           (0.04)


                                                                            RATIOS  /  SUPPLEMENTAL  DATA
                                  ------------------------------------------------------------------------------------------------
                                                                                                             RATIO
                                                                                                              OF
                                                                                                              NET
                                                                                               RATIO      INVESTMENT
                                                                                                OF          INCOME
                                                                                  RATIO      EXPENSES       (LOSS)
                                                                                   OF         (PRIOR        (PRIOR
                                                                                   NET          TO            TO
                                                            NET       RATIO    INVESTMENT   REIMBURSE-    REIMBURSE-
                                     NET                   ASSETS      OF        INCOME       MENTS)        MENTS)
                                    ASSET                    AT     EXPENSES     (LOSS)         TO            TO
                                   VALUE,                   END        TO          TO         AVERAGE       AVERAGE
                                     END       TOTAL         OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                                     OF        RETURN      PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
                                   PERIOD       (A)        (000S)    ASSETS      ASSETS         (B)           (B)          (C)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000 (d). . . . . . .  $  9.37   (6.30%) (g)  $      9  0.71% (h)   0.34%  (h)  394.30% (h)  (393.25%) (h)     253.64%
Year Ended
October 31, 2001. . . . . . . . .  $  7.36      (20.53%)  $      7      0.71%        1.09%        3.71%        (1.91%)     190.23%
Year Ended
October 31, 2002. . . . . . . . .  $  6.36      (12.67%)  $    247      0.50%        1.42%        0.50%          1.42%      26.33%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $  6.53    3.35%  (g)  $    600  0.46% (h)   1.30%  (h)          (i)            (i)      54.70%

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e) . . . . . . . . . . . . .  $  9.33   (6.70%) (g)  $      9  1.31% (h)  (0.28%) (h)  393.40% (h)  (393.37%) (h)     253.64%
Year Ended
October 31, 2001. . . . . . . . .  $  7.31      (21.12%)  $      7      1.31%        0.50%        4.47%        (2.66%)     190.23%
Year Ended
October 31, 2002. . . . . . . . .  $  6.32      (13.30%)  $     48      1.24%        0.04%        1.27%          0.01%      26.33%
Six Months
 Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $  6.49    3.12%  (g)  $    205  1.21% (h)   0.50%  (h)          (i)            (i)      54.70%

CLASS C
SHARES
Period Ended October 31, 2001 (f)  $  7.36  (12.80%) (g)  $      -  1.31% (h)  (0.62%) (h)  125.82% (h)  (125.13%) (h)     190.23%
Year Ended
October 31, 2002. . . . . . . . .  $  6.32      (13.30%)  $     48      1.24%      (0.96%)        1.48%        (1.20%)      26.33%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $  6.49    3.13%  (g)  $    289  1.21% (h)   0.56%  (h)          (i)            (i)      54.70%

SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d) (e). . . . .  $  9.37   (6.30%) (g)  $  1,410  0.61% (h)  (0.11%) (h)   56.64% (h)   (56.14%) (h)     253.64%
Year Ended
October 31, 2001. . . . . . . . .  $  7.36      (20.55%)  $ 26,663      0.61%        0.38%        1.62%        (0.63%)     190.23%
Year Ended
 October 31, 2002 . . . . . . . .  $  6.37      (12.64%)  $ 54,923      0.61%        0.91%        0.67%          0.85%      26.33%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . . . . . . . .  $  6.54    3.25%  (g)  $ 76,241  0.61% (h)   1.07%  (h)         .(i)            (i)      54.70%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  41

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND


                                                INVESTMENT  ACTIVITIES                               DISTRIBUTIONS
                       -----------------------------------------------------------------------------------------------------
                                                    NET
                                                  REALIZED
                          NET                       AND                                                  NET
                         ASSET                   UNREALIZED                                             ASSE
                         VALUE,        NET         GAINS         TOTAL                                 VALUE,
                       BEGINNING   INVESTMENT     (LOSSES        FROM          NET                       END       TOTAL
                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL        OF        RETURN
                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIOS   PERIOD       (A)
----------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000 (d).  $    10.00        0.06         (0.47)       (0.41)           -              -   $  9.59   (4.08%) (g)
Year Ended
October 31, 2001. . .  $     9.59        0.17         (1.71)       (1.54)       (0.13)         (0.13)  $  7.92      (16.16%)
Year Ended
October 31, 2002. . .  $     7.92        0.10         (0.87)       (0.77)       (0.11)         (0.11)  $  7.04       (9.78%)
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $     7.04        0.06          0.18         0.24        (0.06)         (0.06)  $  7.22     3.38% (g)

CLASS B
SHARES
Period Ended
October 31, 2000 (d).  $    10.00        0.03         (0.47)       (0.44)           -              -   $  9.56   (4.40%) (g)
Year Ended
October 31, 2001. . .  $     9.56        0.12         (1.71)       (1.59)       (0.09)         (0.09)  $  7.88      (16.75%)
Year Ended
October 31, 2002. . .  $     7.88        0.06         (0.88)       (0.82)       (0.07)         (0.07)  $  6.99      (10.46%)
Six Months
Ended April 30, 2003
(Unaudited) . . . . .  $     6.99        0.04          0.17         0.21        (0.04)         (0.04)  $  7.16     2.96% (g)

CLASS C
SHARES
Period Ended
October 31, 2001 (f).  $     8.83       (0.04)        (0.88)       (0.92)           -              -   $  7.91  (10.42%) (g)
Year Ended
October 31, 2002. . .  $     7.91           -         (0.91)       (0.91)           -              -   $  7.00      (10.33%)
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $     7.00        0.05          0.16         0.21        (0.05)         (0.05)  $  7.16     2.99% (g)

SERVICE CLASS
 SHARES
Period Ended
October 31, 2000
(d) (e) . . . . . . .  $    10.00        0.07         (0.47)       (0.40)       (0.01)         (0.01)  $  9.59   (4.04%) (g)
Year Ended
October 31, 2001. . .  $     9.59        0.15         (1.67)       (1.52)       (0.16)         (0.16)  $  7.91      (16.05%)
Year Ended
October 31, 2002. . .  $     7.91        0.11         (0.88)       (0.77)       (0.11)         (0.11)  $  7.03       (9.88%)
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $     7.03        0.05          0.18         0.23        (0.05)         (0.05)  $  7.21     3.30% (g)



                                                   RATIOS  /  SUPPLEMENTAL  DATA
                     ------------------------------------------------------------------------------
                                                                           RATIO
                                                                            OF
                                                                            NET
                                                             RATIO      INVESTMENT
                                                              OF          INCOME
                                                RATIO      EXPENSES       (LOSS)
                                                 OF         (PRIOR        (PRIOR
                                                 NET          TO            TO
                          NET       RATIO    INVESTMENT   REIMBURSE-    REIMBURSE-
                        ASSETS       OF        INCOME       MENTS)        MENTS)
                          AT      EXPENSES     (LOSS)         TO            TO
                          END         T          TO         AVERAGE       AVERAGE
                          OF       AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                        PERIOD       NET         NET        ASSETS        ASSETS       TURNOVER
                        (000S)     ASSETS      ASSETS         (B)           (B)          (C)
-------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000 (d).  $      10  0.71% (h)     1.10%(h)  396.10% (h)  (394.29%) (h)     270.89%
Year Ended
October 31, 2001. . .  $       8      0.71%        1.44%        3.28%        (1.13%)     226.13%
Year Ended
October 31, 2002. . .  $   1,072      0.49%        1.69%        0.49%          1.69%      28.41%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $   2,721  0.45% (h)    1.68% (h)          (i)            (i)       6.74%

CLASS B
SHARES
Period Ended
October 31, 2000 (d).  $      10  1.31% (h)     0.49%(h)  397.48% (h)  (395.68%) (h)     270.89%
Year Ended
October 31, 2001. . .  $       8      1.31%        1.32%        4.04%        (1.41%)     226.13%
Year Ended
October 31, 2002. . .  $     130      1.25%        1.39%        1.26%          1.38%      28.41%
Six Months
Ended April 30, 2003
(Unaudited) . . . . .  $     607  1.19% (h)     0.84%(h)         (i)            (i)       6.74%

CLASS C
SHARES
Period Ended
October 31, 2001 (f).  $       -  1.31% (h)  (0.68%) (h)  124.67% (h)  (124.04%) (h)     226.13%
Year Ended
October 31, 2002. . .  $      15      1.25%      (0.21%)        3.34%        (2.30%)      28.41%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $   1,449  1.19% (h)    0.88% (h)          (i)            (i)       6.74%

SERVICE CLASS
 SHARES
Period Ended
October 31, 2000
(d) (e) . . . . . . .  $     998  0.61% (h)    1.23% (h)   66.76% (h)   (64.92%) (h)     270.89%
Year Ended
October 31, 2001. . .  $  36,670      0.61%        1.15%        1.44%          0.32%     226.13%
Year Ended
October 31, 2002. . .  $  90,512      0.61%        1.46%        0.65%          1.42%      28.41%
Six Months
Ended
April 30, 2003
(Unaudited) . . . . .  $ 133,162  0.59% (h)    1.51% (h)          (i)            (i)       6.74%
------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

42     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND


                                               INVESTMENT  ACTIVITIES                   DISTRIBUTIONS
                            -----------------------------------------------------------------------------------------------------
                                                         NET
                                                       REALIZED
                               NET                       AND                                                   NET
                              ASSET                   UNREALIZED                                              ASSET
                              VALUE,        NET         GAINS         TOTAL                                  VALUE,
                            BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END       TOTAL
                                OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF       RETURN
                              PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD       (A)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000
 (d) (e) . . . . . . . . .  $    10.00        0.11         (0.23)       (0.12)       (0.07)          (0.07)  $  9.81  (1.21%) (g)
Year Ended
October 31, 2001 (e) . . .  $     9.81        0.22         (1.23)       (1.01)       (0.16)          (0.16)  $  8.64     (10.41%)
Year Ended
October 31, 2002 . . . . .  $     8.64        0.17         (0.69)       (0.52)       (0.18)          (0.18)  $  7.94      (6.12%)
Six Months
Ended
April 30, 2003 (Unaudited)  $     7.94        0.07          0.18         0.25        (0.08)          (0.08)  $  8.11   3.22%  (g)

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . . .  $    10.00        0.08         (0.24)       (0.16)       (0.03)          (0.03)  $  9.81  (1.61%) (g)
Year Ended
October 31, 2001 . . . . .  $     9.81        0.19         (1.25)       (1.06)       (0.11)          (0.11)  $  8.64     (10.84%)
Year Ended
October 31, 2002 . . . . .  $     8.64        0.11         (0.71)       (0.60)       (0.12)          (0.12)  $  7.92      (6.96%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . . .  $     7.92        0.06          0.17         0.23        (0.07)          (0.07)  $  8.08   2.87%  (g)

CLASS C
SHARES
Period Ended
October 31, 2001 (f) . . .  $     9.32       (0.04)        (0.62)       (0.66)           -               -   $  8.66  (7.08%) (g)
Year Ended
October 31, 2002 . . . . .  $     8.66        0.04         (0.75)       (0.71)       (0.05)          (0.05)  $  7.90      (7.13%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . . .  $     7.90        0.05          0.18         0.23        (0.06)          (0.06)  $  8.07   2.99%  (g)

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
 (d) (e) . . . . . . . . .  $    10.00        0.11         (0.22)       (0.11)       (0.07)          (0.07)  $  9.82  (1.10%) (g)
Year Ended
October 31, 2001 . . . . .  $     9.82        0.19         (1.19)       (1.00)       (0.19)          (0.19)  $  8.63     (10.26%)
Year Ended
October 31, 2002 . . . . .  $     8.63        0.17         (0.71)       (0.54)       (0.17)          (0.17)  $  7.92      (6.35%)
Six Months
Ended
 April 30, 2003
(Unaudited). . . . . . . .  $     7.92        0.08          0.18         0.26        (0.08)          (0.08)  $  8.10   3.26%  (g)


                                                 RATIOS  /  SUPPLEMENTAL  DATA
                            -------------------------------------------------------------------------
                                                                                RATIO
                                                                                 OF
                                                                                 NET
                                                                  RATIO      INVESTMENT
                                                                   OF          INCOME
                                                     RATIO      EXPENSES       (LOSS)
                                                      OF         (PRIOR        (PRIOR
                                                      NET          TO            TO
                               NET       RATIO    INVESTMENT   REIMBURSE-    REIMBURSE-
                             ASSETS       OF        INCOME       MENTS)        MENTS)
                               AT      EXPENSES     (LOSS)         TO            TO
                               END        TO          TO         AVERAGE       AVERAGE
                               OF       AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                             PERIOD       NET         NET        ASSETS        ASSETS       TURNOVER
                             (000S)     ASSETS      ASSETS         (B)           (B)          (C)
------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000
 (d) (e) . . . . . . . . .  $      10  0.71% (h)   1.97%  (h)  392.91% (h)  (390.23%) (h)     366.93%
Year Ended
October 31, 2001 (e) . . .  $       9      0.71%        2.40%        2.39%          0.72%     258.23%
Year Ended
October 31, 2002 . . . . .  $   1,186      0.48%        2.37%        0.48%          2.37%      34.36%
Six Months
Ended
April 30, 2003 (Unaudited)  $   3,304  0.44% (h)   2.18%  (h)          (i)            (i)      11.30%

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . . .  $      10  1.31% (h)   1.35%  (h)  393.51% (h)  (390.85%) (h)     366.93%
Year Ended
October 31, 2001 . . . . .  $       9      1.31%        2.11%        4.08%        (0.66%)     258.23%
Year Ended
October 31, 2002 . . . . .  $     161      1.23%        1.33%        1.24%          1.32%      34.36%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . . .  $   1,221  1.19% (h)   1.39%  (h)          (i)            (i)      11.30%

CLASS C
SHARES
Period Ended
October 31, 2001 (f) . . .  $       -  1.31% (h)  (0.67%) (h)  123.09% (h)  (122.45%) (h)     258.23%
Year Ended
October 31, 2002 . . . . .  $     416      1.23%        1.89%        1.29%          1.83%      34.36%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . . .  $   1,284  1.19% (h)   1.43%  (h)          (i)            (i)      11.30%

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
 (d) (e) . . . . . . . . .  $     871  0.61% (h)   2.04%  (h)  114.83% (h)  (112.80%) (h)     366.93%
Year Ended
October 31, 2001 . . . . .  $  58,228      0.61%        2.06%        0.97%          1.70%     258.23%
Year Ended
October 31, 2002 . . . . .  $ 123,963      0.61%        2.13%        0.65%          2.09%      34.36%
Six Months
Ended
 April 30, 2003
(Unaudited). . . . . . . .  $ 172,493  0.58% (h)   2.02%  (h)          (i)            (i)      11.30%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  43

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND



                                         INVESTMENT  ACTIVITIES                               DISTRIBUTIONS
                      ---------------------------------------------------------------------------------------------------
                                                   NET
                                                 REALIZED
                         NET                       AND                                                   NET
                        ASSET                   UNREALIZED                                              ASSET
                        VALUE,        NET         GAINS         TOTAL                                  VALUE,
                      BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END       TOTAL
                          OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF       RETURN
                        PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD       (A)
---------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $    10.00        0.18         (0.17)        0.01        (0.12)          (0.12)  $  9.89   0.10%  (g)
Year Ended
October 31, 2001 (e)  $     9.89        0.35         (0.75)       (0.40)       (0.30)          (0.30)  $  9.19      (4.06%)
Year Ended
October 31, 2002 (e)  $     9.19        0.26         (0.49)       (0.23)       (0.25)          (0.25)  $  8.71      (2.60%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $     8.71        0.09          0.16         0.25        (0.11)          (0.11)  $  8.85   2.92%  (g)

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $    10.00        0.14         (0.17)       (0.03)       (0.08)          (0.08)  $  9.89  (0.26%) (g)
Year Ended
October 31, 2001 . .  $     9.89        0.29         (0.75)       (0.46)       (0.23)          (0.23)  $  9.20      (4.67%)
Year Ended
October 31, 2002 (e)  $     9.20        0.20         (0.49)       (0.29)       (0.19)          (0.19)  $  8.72      (3.22%)
Six Months
 Ended
April 30, 2003
(Unaudited). . . . .  $     8.72        0.07          0.16         0.23        (0.09)          (0.09)  $  8.86   2.64%  (g)

CLASS C
SHARES
Period Ended
October 31, 2001 (f)  $     9.64       (0.04)        (0.38)       (0.42)           -               -   $  9.22  (4.36%) (g)
Year Ended
October 31, 2002 . .  $     9.22          -          (0.44)       (0.44)       (0.06)          (0.06)  $  8.72      (3.14%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $     8.72        0.06          0.16         0.22        (0.09)          (0.09)  $  8.85   2.59%  (g)

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $    10.00        0.16         (0.14)        0.02        (0.12)          (0.12)  $  9.90   0.18%  (g)
Year Ended
October 31, 2001 . .  $     9.90        0.31         (0.70)       (0.39)       (0.31)          (0.31)  $  9.20      (3.99%)
Year Ended
October 31, 2002 (e)  $     9.20        0.26         (0.50)       (0.24)       (0.24)          (0.24)  $  8.72      (2.70%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $     8.72        0.10          0.15         0.25        (0.10)          (0.10)  $  8.87   2.94%  (g)



                                      RATIOS  /  SUPPLEMENTAL  DATA
                      --------------------------------------------------------------------------
                                                                         RATIO
                                                                          OF
                                                                          NET
                                                           RATIO      INVESTMENT
                                                            OF          INCOME
                                              RATIO      EXPENSES       (LOSS)
                                               OF         (PRIOR        (PRIOR
                                               NET          TO            TO
                        NET       RATIO    INVESTMENT   REIMBURSE-    REIMBURSE-
                       ASSETS      OF        INCOME       MENTS)        MENTS)
                         AT     EXPENSES     (LOSS)         TO            TO
                        END        TO          TO         AVERAGE       AVERAGE
                         OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                       PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
                       (000S)    ASSETS      ASSETS         (B)           (B)          (C)
-----------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $     10  0.71% (h)   3.02%  (h)  438.49% (h)  (434.76%) (h)     425.17%
Year Ended
October 31, 2001 (e)  $     10      0.71%        3.66%        3.81%          0.56%     235.84%
Year Ended
October 31, 2002 (e)  $    898      0.50%        2.99%        0.51%          2.98%      49.00%
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $  2,579  0.47% (h)   2.73%  (h)          (i)            (i)      17.81%

CLASS B
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $     10  1.31% (h)   2.44%  (h)  439.61% (h)  (435.86%) (h)     425.17%
Year Ended
October 31, 2001 . .  $     10      1.31%        3.14%        4.52%        (0.07%)     235.84%
Year Ended
October 31, 2002 (e)  $     83      1.27%        2.24%        1.29%          2.22%      49.00%
Six Months
 Ended
April 30, 2003
(Unaudited). . . . .  $    431  1.21% (h)   1.92%  (h)          (i)             (i)      17.81%

CLASS C
SHARES
Period Ended
October 31, 2001 (f)  $      -  1.31% (h)  (0.79%) (h)  122.29% (h)  (121.77%) (h)     235.84%
Year Ended
October 31, 2002 . .  $     88      1.27%        2.48%        1.33%          2.42%      49.00%
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $    630  1.22% (h)   1.97%  (h)          (i)            (i)      17.81%

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . .  $  2,231  0.61% (h)   2.85%  (h)   32.84% (h)   (29.38%) (h)     425.17%
Year Ended
October 31, 2001 . .  $ 14,772      0.61%        3.34%        2.50%          1.45%     235.84%
Year Ended
October 31, 2002 (e)  $ 36,927      0.61%        2.82%        0.69%          2.74%      49.00%
Six Months
Ended
April 30, 2003
(Unaudited). . . . .  $ 53,911  0.61% (h)   2.50%  (h)    0.61% (h)     2.50%  (h)      17.81%
----------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

44     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND


                                                INVESTMENT  ACTIVITIES                                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                             NET                       AND                                                   NET
                            ASSET                   UNREALIZED                                              ASSET
                            VALUE,        NET         GAINS         TOTAL                                  VALUE,
                          BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END       TOTAL
                              OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF       RETURN
                            PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD       (A)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . .  $    10.00        0.23         (0.08)        0.15        (0.16)          (0.16)  $  9.99   1.49%  (g)
Year Ended
October 31, 2001 . . . .  $     9.99        0.45         (0.28)        0.17        (0.38)          (0.38)  $  9.78        1.71%
Year Ended
October 31, 2002 . . . .  $     9.78        0.28         (0.24)        0.04        (0.31)          (0.31)  $  9.51        0.45%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $     9.51        0.13          0.12         0.25        (0.14)          (0.14)  $  9.62   2.67%  (g)

CLASS B
SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00        0.19         (0.08)        0.11        (0.12)          (0.12)  $  9.99   1.12%  (g)
Year Ended
October 31, 2001 . . . .  $     9.99        0.38         (0.28)        0.10        (0.30)          (0.30)  $  9.79        1.04%
Year Ended
October 31, 2002 . . . .  $     9.79        0.24         (0.25)       (0.01)       (0.25)          (0.25)  $  9.53      (0.15%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $     9.53        0.09          0.12         0.21        (0.12)          (0.12)  $  9.62   2.24%  (g)

CLASS C
SHARES
Period Ended
October 31, 2001 (f) . .  $     9.97       (0.05)        (0.13)       (0.18)           -               -   $  9.79  (1.81%) (g)
Year Ended
October 31, 2002 . . . .  $     9.79        0.05         (0.25)       (0.20)       (0.08)          (0.08)  $  9.51      (0.21%)
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $     9.51        0.09          0.12         0.21        (0.12)          (0.12)  $  9.60   2.22%  (g)

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . .  $    10.00        0.24         (0.09)        0.15        (0.15)          (0.15)  $ 10.00   1.57%  (g)
Year Ended
October 31, 2001 . . . .  $    10.00        0.41         (0.24)        0.17        (0.38)          (0.38)  $  9.79        1.75%
Year Ended
October 31, 2002 . . . .  $     9.79        0.31         (0.26)        0.05        (0.31)          (0.31)  $  9.53        0.48%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $     9.53        0.14          0.10         0.24        (0.14)          (0.14)  $  9.63   2.49%  (g)



                                         RATIOS  /  SUPPLEMENTAL  DATA
                          -------------------------------------------------------------------------
                                                                             RATIO
                                                                              OF
                                                                              NET
                                                               RATIO      INVESTMENT
                                                                OF          INCOME
                                                  RATIO      EXPENSES       (LOSS)
                                                   OF         (PRIOR        (PRIOR
                                                   NET          TO            TO
                            NET       RATIO    INVESTMENT   REIMBURSE-    REIMBURSE-
                           ASSETS      OF        INCOME       MENTS)        MENTS)
                             AT     EXPENSES     (LOSS)         TO            TO
                            END        TO          TO         AVERAGE       AVERAGE
                             OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                           PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
-------------------------------------------------------------------------------------------------
                           (000S)    ASSETS      ASSETS         (B)           (B)          (C)
CLASS A
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . .  $     10  0.71% (h)   3.86%  (h)  441.97% (h)  (437.40%) (h)     449.16%
Year Ended
October 31, 2001 . . . .  $     10      0.71%        4.45%        6.91%        (1.75%)     176.59%
Year Ended
October 31, 2002 . . . .  $    802      0.50%        3.62%        0.50%          3.62%      46.89%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $  1,473  0.48% (h)   3.13%  (h)          (i)            (i)      31.05%

CLASS B
SHARES
Period Ended
October 31, 2000 (d) (e)  $     10  1.31% (h)   3.26%  (h)  443.13% (h)  (438.56%) (h)     449.16%
Year Ended
October 31, 2001 . . . .  $     10      1.31%        3.82%        7.70%        (2.57%)     176.59%
Year Ended
October 31, 2002 . . . .  $     75      1.27%        2.77%        1.33%          2.71%      46.89%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $    552  1.23% (h)   2.35%  (h)          (i)            (i)      31.05%

CLASS C
SHARES
Period Ended
October 31, 2001 (f) . .  $      -  1.31% (h)  (0.90%) (h)  121.18% (h)  (120.77%) (h)     176.59%
Year Ended
October 31, 2002 . . . .  $    400      1.27%        2.75%        1.29%          2.73%      46.89%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $    935  1.23% (h)   2.36%  (h)          (i)            (i)      31.05%

SERVICE CLASS
SHARES
Period Ended
October 31, 2000
(d) (e). . . . . . . . .  $    492  0.61% (h)   4.32%  (h)  154.74% (h)  (149.81%) (h)     449.16%
Year Ended
October 31, 2001 . . . .  $ 11,459      0.61%        4.17%        2.58%          2.20%     176.59%
Year Ended
October 31, 2002 . . . .  $ 28,253      0.61%        3.49%        0.72%          3.38%      46.89%
Six Months
Ended
April 30, 2003
(Unaudited). . . . . . .  $ 41,793  0.61% (h)   2.99%  (h)    0.63% (h)     2.97%  (h)      31.05%
--------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  45

--------------------------------------------------------------------------------
GARTMORE  BOND  FUND

Class  A  Shares  symbol:  NBDAX
Class  B  Shares  symbol:  NBDBX
Class  C  Shares  symbol:  NBNCX
Class  D  Shares  symbol:  MUIBX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 5.47%* versus 5.52% for its benchmark, the Lehman Brothers Government/Credit Bond Index

For broader comparison, the average return for this Fund's peer category (Corporate Debt Funds, A Rated) was 5.34%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Despite a slowing economic recovery and the war in Iraq, corporate bond spreads (their yield differential as compared to Treasury securities) generally tightened during the past six months. This helped the Fund's performance due to its emphasis on the corporate bond sector. We expect that the economy will continue to recover gradually, but we believe the rate of recovery will continue to be slower than normal. We expect inflation to remain low, which should support long interest rates in the future. We closely aligned the Fund's duration with the Index's duration during the period; therefore, duration did not significantly affect relative performance.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

As corporate bond spreads tightened overall, the number of credits that experienced dramatic spread widening dropped considerably. In fact, one of the Fund's top-performing bonds, US West (Qwest), recovered from a spread widening that occurred last year. Another top performer was an America West bond that is secured by airplanes. The market indiscriminately sold airplane-backed bonds due to the bankruptcy filings of US Airways Group, Inc. and United Airlines (UAL Corp.), enabling us to purchase these securities cheaply. Although American Airlines (AMR Corp.) was our worst-performing credit, the bonds have improved recently due to labor concessions that have enabled American Airlines to avoid a bankruptcy filing.

HOW  IS  THE  FUND  POSITIONED?

Although the spreads on corporate bonds have tightened considerably during the period, we believe they are still generous and should enable a well-diversified portfolio of corporate bonds to generate strong risk-adjusted returns during a one- to two-year time horizon. Therefore, we plan to selectively add to our corporate bond exposure in the coming months.

The Federal Reserve has eased aggressively, and the war with Iraq appears to be over. These conditions should help the economy regain positive momentum. A stronger economy generally lowers default risk, which typically causes corporate bond spreads to tighten. The Fund is positioned to take advantage of anticipated additional tightening. We will continue to align the Fund's duration with its benchmark, although we will trim the Fund's duration if economic strength increases the probability that interest rates will rise.

We will maintain adequate diversification within the portfolio to mitigate exposure to credit-specific risk. We believe the Fund continues to be positioned to perform on a relative basis if the economy recovers and corporate bond spreads tighten.

PORTFOLIO  MANAGER:  Thomas  S.  Leggett,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $153,231,249
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                   1 YR.   5 YR.   10 YR.
------------------------------------------
Class A1  w/o SC2  10.74%   6.24%    6.24%
          w/SC3     5.48%   5.20%    5.73%
------------------------------------------
Class B1  w/o SC2  10.15%   5.62%    5.93%
          w/SC4     5.15%   5.30%    5.93%
------------------------------------------
Class C1  w/o SC2  10.14%   6.05%    6.15%
          w/SC5     8.08%   5.83%    6.04%
------------------------------------------
Class D.  w/o SC2  11.00%   6.48%    6.37%
          w/SC6     6.06%   5.51%    5.88%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


            CLASS
DATE          D      LBG/CBI  CPI
-------------------------------------
4/30/1993.   9,550   10,000  10,000
10/31/1993  10,109   11,366  10,275
10/31/1994   9,120   10,839  10,543
10/31/1995  10,982   12,590  10,839
10/31/1996  11,536   13,269  11,164
10/31/1997  12,497   14,438  11,396
10/31/1998  13,635   15,921  11,566
10/31/1999  13,466   15,815  11,862
10/31/2000  13,866   16,940  12,271
10/31/2001  16,116   19,536  12,532
10/31/2002  16,772   20,605  12,786
4/30/2003.  17,711   21,743  13,079

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/03. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LBG/CBI consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  BOND  FUND

COMMERCIAL  MORTGAGE  BACKED  SECURITIES  (5.9%)





                                            PRINCIPAL
                                              AMOUNT       VALUE
---------------------------------------------------------------------
COMMERCIAL SERVICES (5.9%)
Commercial Mortgage, Series
 2001-J1A,
Class B, 6.61%, 02/16/34, (b). . . . . . .  $1,000,000  $ 1,099,609
Heller Financial Commercial
 Mortgage Asset,
6.85%, 05/15/31. . . . . . . . . . . . . .   2,000,000    2,303,264
JP Morgan Chase Commercial
Mortgage Securities,
6.26%, 04/15/33. . . . . . . . . . . . . .   2,000,000    2,253,504
Merrill Lynch Mortgage
 Investors, Inc.,
7.56%, 09/15/09. . . . . . . . . . . . . .   2,000,000    2,337,280
Nomura Asset Securities Corp.,
6.69%,
03/17/28 . . . . . . . . . . . . . . . . .   1,000,000    1,154,499
                                                       ------------

TOTAL COMMERCIAL MORTGAGE
BACKED SECURITIES                                         9,148,156
                                                       ------------
CORPORATE BONDS (58.5%)

AIR FREIGHT/COURIERS (0.7%)
Federal Express Corp.,
 7.63%, 01/01/15 . . . . . . . . . . . . .   1,000,000    1,067,300
                                                       ------------
-------------------------------------------------------------------
AIRLINES (2.1%)
America West Airlines, 8.54%,
01/02/06, Series 1999-1 Class C. . . . . .   2,005,147    1,481,422
American Airlines, Inc.,
10.33%, 03/04/05 . . . . . . . . . . . . .   1,500,000      705,000
Southwest Airlines Co.,
5.50%, 11/01/06, Series A2 . . . . . . . .   1,000,000    1,072,409
                                                       ------------
                                                          3,258,831
                                                       ------------
-------------------------------------------------------------------
ALUMINUM (0.7%)
Alcan, Inc., 6.45%, 03/15/11 . . . . . . .   1,000,000    1,133,186
                                                       ------------
-------------------------------------------------------------------
ASSET BACKED SECURITIES (2.8%)
Chase Funding Mortgage Loan,
6.24%, 01/25/13. . . . . . . . . . . . . .   1,500,000    1,620,254
Ramp 2002-RSI-AI5,
5.91%, 01/25/32. . . . . . . . . . . . . .   1,566,000    1,668,009
SSB RV Trust, 6.30%, 04/15/16. . . . . . .   1,000,000    1,074,754
                                                       ------------
                                                          4,363,017
                                                       ------------
-------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS (0.7%)
Daimlerchrysler, Inc.,
7.30%, 01/15/12. . . . . . . . . . . . . .   1,000,000    1,137,037
                                                       ------------
-------------------------------------------------------------------
BANKS (0.7%)
Mercantile Safe Deposit & Trust,
5.70%, 11/15/11. . . . . . . . . . . . . .   1,000,000    1,071,031
                                                       ------------
-------------------------------------------------------------------
BREWERY (0.7%)
Anheuser Busch,
6.00%, 04/15/11 . . . . . . . . . .  . . .     950,000    1,060,486
                                                       ------------
-------------------------------------------------------------------
CHEMICALS (1.9%)
Air Products & Chemicals, 6.25%, 06/15/03.   2,000,000    2,010,766
Witco Corp., 6.13%, 02/01/06 . . . . . . .   1,000,000      985,000
                                                       ------------
                                                          2,995,766
                                                       ------------
-------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
CONSTRUCTION &
BUILDING MATERIALS (2.0%)
Armstrong Holdings, Inc.,
6.35%, 08/15/03, (c) . . . . . . . . . . .  $2,000,000  $   822,500
Masco Corp., 6.75%, 03/15/06 . . . . . . .   1,000,000    1,110,678
Vulcan Materials Co., 6.00%,
 04/01/09. . . . . . . . . . . . . . . . .   1,000,000    1,103,607
                                                       ------------
                                                          3,036,785
                                                       ------------
-------------------------------------------------------------------
CONSUMER NON-CYCLICAL (0.7%)
Kimberly Clark Corp.,
7.88%, 02/01/23. . . . . . . . . . . . . .   1,000,000    1,045,890
                                                       ------------
-------------------------------------------------------------------
CONTAINERS (0.7%)
Bemis Co., Inc., 6.70%, 07/01/05 . . . . .   1,000,000    1,091,573
                                                       ------------
-------------------------------------------------------------------
ELECTRONICS (0.7%)
Texas Instruments, Inc., 6.13%, 02/01/06 .   1,000,000    1,097,338
                                                       ------------
-------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS (6.7%)
Block Financial Corp.,
8.50%, 04/15/07 . . . . . . . . . . . . .   1,000,000    1,145,786
                                                       ------------
-------------------------------------------------------------------
Countrywide Financial,
3.50%, 12/19/05. . . . . . . . . . . . . .   1,000,000    1,024,051
Deere & Co., 5.88%, 04/06/06 . . . . . . .   1,000,000    1,089,322
Ford Motor Credit Co.,
7.38%, 02/01/11. . . . . . . . . . . . . .   1,000,000    1,013,749
General Motors Acceptance Corp.,
6.88%, 09/15/11. . . . . . . . . . . . . .   1,000,000    1,019,186
Heller Financial, Inc.,
 7.38%, 11/01/09 . . . . . . . . . . . . .   1,375,000    1,617,515
Household Finance Co.,
6.75%, 05/15/11. . . . . . . . . . . . . .   1,000,000    1,126,771
International Lease Finance Corp.,
5.75%, 10/15/06. . . . . . . . . . . . . .   1,000,000    1,062,146
Lehman Brothers Holdings, Inc.
11.63%, 05/15/05 . . . . . . . . . . . . .   1,000,000    1,179,855
                                                       ------------
                                                         10,278,381
                                                       ------------
-------------------------------------------------------------------
FOOD & RELATED (3.3%)
Heinz (H.J.) Co.,
 6.63%, 07/15/11, (b). . . . . . . . . . .   1,000,000    1,139,797
Mccormick & Co., Inc.,
6.40%, 02/01/06. . . . . . . . . . . . . .   1,000,000    1,072,729
Tyson Foods, Inc.,
8.25%, 10/01/11. . . . . . . . . . . . . .   1,000,000    1,159,955
Whitman Corp.,
7.29%, 09/15/26. . . . . . . . . . . . . .   1,500,000    1,676,636
                                                       ------------
                                                          5,049,117
                                                       ------------
-------------------------------------------------------------------
HEALTHCARE (2.9%)
Cardinal Health, Inc.,
 6.00% 01/15/06. . . . . . . . . . . . . .   1,000,000    1,098,779
Kaiser Foundation Hospitals,
9.55%, 07/15/05. . . . . . . . . . . . . .   2,000,000    2,283,804
McKesson HBOC, Inc.,
6.30%, 03/01/05. . . . . . . . . . . . . .   1,000,000    1,047,739
                                                       ------------
                                                          4,430,322
                                                       ------------
-------------------------------------------------------------------
HOME FURNISHINGS (0.7%)
Leggett & Platt, Inc.,
7.65% 02/15/05 . . . . . . . . . . . . . .   1,000,000    1,081,265
                                                       ------------
-------------------------------------------------------------------
HOTELS/MOTELS (0.7%)
Marriott International, Inc.,
7.00%, 01/15/08. . . . . . . . . . . . . .   1,000,000    1,103,336
                                                       ------------
-------------------------------------------------------------------
INSURANCE (0.8%)
AMBAC, Inc., 9.38%, 08/01/11 . . . . . . .   1,000,000    1,269,954
                                                       ------------
-------------------------------------------------------------------

2003  SEMIANNUAL  REPORT  47

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  BOND  FUND  (Continued)

CORPORATE  BONDS  (CONTINUED)


                                             PRINCIPAL
                                               AMOUNT       VALUE
--------------------------------------------------------------------
MACHINERY & CAPITAL GOODS (2.6%)
Clark Equipment Co.,
8.00%, 05/01/23 . . . . . . . . . . . . . .  $1,000,000  $ 1,099,861
Dover Corp., 6.25%, 06/01/08. . . . . . . .   1,650,000    1,876,954
Precision Castparts Corp., 8.75%, 03/15/05.   1,000,000    1,074,924
                                                         -----------
                                                           4,051,739
                                                         -----------
--------------------------------------------------------------------
MEDICAL EQUIPMENT &
 SUPPLIES (2.9%)
Bard (C.R.) Inc., 6.70%, 12/01/26 . . . . .   1,000,000    1,104,973
Becton, Dickinson & Co.,
 8.70%, 01/15/25. . . . . . . . . . . . . .   2,000,000    2,283,464
Guidant Corp., 6.15%, 02/15/06. . . . . . .   1,000,000    1,082,983
                                                         -----------
                                                           4,471,420
                                                         -----------
--------------------------------------------------------------------
MOTOR VEHICLE PARTS &
ACCESSORIES (1.3%)
Eaton Corp., 8.88%, 06/15/19. . . . . . . .   1,500,000    1,963,919
                                                         -----------
--------------------------------------------------------------------
NATURAL GAS (3.5%)
Columbia Energy Group,
6.80%, 11/28/05 . . . . . . . . . . . . . .   2,000,000    2,196,232
ONEOK, Inc., 7.75%, 08/15/06. . . . . . . .   2,000,000    2,223,522
PG&E Gas Transmission,
7.10%, 06/01/05 . . . . . . . . . . . . . .   1,000,000      977,500
                                                         -----------
                                                           5,397,254
                                                         -----------
--------------------------------------------------------------------
NUCLEAR ENERGY (0.8%)
USEC, Inc., 6.63%, 01/20/06 . . . . . . . .   1,500,000    1,307,627
                                                         -----------
--------------------------------------------------------------------
OFFICE FURNITURE (0.7%)
Herman Miller, Inc.,
7.13%, 03/15/11 . . . . . . . . . . . . . .   1,000,000    1,043,849
                                                         -----------
--------------------------------------------------------------------
OIL & GAS (2.6%)
Chevrontexaco Corp.,
8.63%, 06/30/10 . . . . . . . . . . . . . .   1,000,000    1,265,982
Kinder Morgan, Inc.,
6.50%, 09/01/12 . . . . . . . . . . . . . .   1,500,000    1,670,625
Sempra Energy, 6.95%, 12/01/05. . . . . . .   1,000,000    1,105,145
                                                         -----------
                                                           4,041,752
                                                         -----------
--------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.2%)
Temple-Inland, Inc., 7.88%, 05/01/12. . . .   1,000,000    1,162,028
Willamette Industries, Inc
7.35%, 07/01/26 . . . . . . . . . . . . . .   2,000,000    2,182,022
                                                         -----------
                                                           3,344,050
                                                         -----------
--------------------------------------------------------------------
PHARMACEUTICALS (0.7%)
American Home Products Corp.,
6.25%, 03/15/06 . . . . . . . . . . . . . .   1,000,000    1,105,590
                                                         -----------
--------------------------------------------------------------------
PUBLISHING & PRINTING (0.8%)
Times Mirror Co., 7.45%, 10/15/09 . . . . .   1,000,000    1,202,246
                                                         -----------
--------------------------------------------------------------------
RETAIL (3.6%)
Lowe's Cos., 8.25%, 06/01/10. . . . . . . .   1,000,000    1,236,788
May Department Stores Co.,
 8.30%, 07/15/26. . . . . . . . . . . . . .   2,000,000    2,271,264
Penney (J.C.) Co., Inc.,
6.88%, 10/15/15 . . . . . . . . . . . . . .   1,000,000      955,000
Target Corp., 6.35%,
 6.35%, 01/15/11. . . . . . . . . . . . . .   1,000,000    1,133,773
                                                         -----------
                                                           5,596,825
                                                         -----------
--------------------------------------------------------------------
TELECOMMUNICATIONS (1.3%)
US West Communications, Inc.,
6.88%, 09/15/33 . . . . . . . . . . . . . .   1,750,000    1,505,000
WorldCom, Inc., 7.38%, 01/15/11 (c) . . . .   1,750,000      494,375
                                                         -----------
                                                           1,999,375
                                                         -----------
--------------------------------------------------------------------
TEXTILE APPAREL
MANUFACTURERS (0.8%)
V.F. Corp., 8.50%, 10/01/10 . . . . . . . .   1,000,000    1,231,082
                                                         -----------
--------------------------------------------------------------------
TOBACCO & TOBACCO
PRODUCTS (0.6%)
885,750                                                      864,226
                                                         -----------
--------------------------------------------------------------------
UTILITIES (4.6%)
Baltimore Gas & Electric,
7.50%, 01/15/07 . . . . . . . . . . . . . .   1,200,000    1,371,370
Consolidated Edison Co.,
8.13%, 05/01/10 . . . . . . . . . . . . . .   1,000,000    1,249,913
Interstate P&L Co.,
7.25%, 10/01/06 . . . . . . . . . . . . . .   1,000,000    1,102,468
South Carolina Electric & Gas,
6.13%, 03/01/09 . . . . . . . . . . . . . .   2,000,000    2,264,940
Southwestern Electric Power Co.,
7.00%, 09/01/07 . . . . . . . . . . . . . .   1,000,000    1,126,661
                                                         -----------
                                                           7,115,352
                                                         -----------
--------------------------------------------------------------------
TOTAL CORPORATE BONDS                                     90,306,921
                                                         -----------
U.S. GOVERNMENT
OBLIGATIONS (25.9%)

FEDERAL HOME LOAN MORTGAGE
CORPORATION (1.5%)
6.63%, 06/30/14 . . . . . . . . . . . . . .   2,000,000    2,370,252
                                                         -----------
--------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (8.4%)
7.13%, 09/01/07, Pool #323286 . . . . . . .   1,830,704    2,016,512
7.30%, 05/25/10, Series 00-T5 . . . . . . .   3,000,000    3,621,400
6.62%, 06/01/16, Pool #383661 . . . . . . .   1,961,564    2,280,183
6.85%, 05/17/20, Series 97-M6 . . . . . . .   1,804,192    1,971,722
7.00%, 09/25/24, Series 01-36 . . . . . . .   3,000,000    3,119,451
                                                         -----------
                                                          13,009,268
                                                         -----------
--------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (3.4%)
Series 2002-60, Class PE,
6.00%, 07/20/31 . . . . . . . . . . . . . .   5,000,000    5,240,048
                                                         -----------
--------------------------------------------------------------------
U.S.TREASURY BONDS (12.6%)
10.38%, 11/15/12. . . . . . . . . . . . . .   3,000,000    3,975,000
8.13%, 08/15/19 . . . . . . . . . . . . . .   4,000,000    5,610,624
5.50%, 08/15/28 . . . . . . . . . . . . . .   9,000,000    9,783,980
                                                         -----------
                                                          19,369,604
                                                         -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                         39,989,172
                                                         -----------

48     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
COMMERCIAL  PAPER  (8.9%)

                                       PRINCIPAL
                                         AMOUNT        VALUE
-----------------------------------------------------------------
Allstate Corp., 1.34%, 05/01/03 (d).  $  4,172,000  $  4,172,000
Johnson Controls Inc.,
1.33%, 05/01/03 (d). . . . . . . . .     4,000,000     4,000,000
National City Credit Corp.,
 1.28%, 05/01/03 . . . . . . . . . .     4,615,000     4,615,000
Scripps, E.W. Company,
1.33%, 05/01/03. . . . . . . . . . .     1,000,000     1,000,000
                                                   -------------
TOTAL COMMERCIAL PAPER                                13,787,000
                                                   -------------

TOTAL INVESTMENTS (COST
141,671,273) (A) - 99.2%. . . . . .                  153,231,249
OTHER ASSETS IN EXCESS OF
LIABILITIES - 0.8%                                     1,300,074
                                                   -------------
NET ASSETS - 100.0%                                 $154,531,323
                                                   =============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)  Defaulted  security  with  respect  to  interest  payments.
(d) Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

2003  SEMIANNUAL  REPORT  49

--------------------------------------------------------------------------------
GARTMORE  GOVERNMENT  BOND  FUND

Class  A  Shares  symbol:  NUSAX
Class  B  Shares  symbol:  NIBBX
Class  C  Shares  symbol:  NGVCX
Class  D  Shares  symbol:  NAUGX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 2.60%* versus 3.02% for its benchmark, the Merrill Lynch Government Master Index.

For broader comparison, the average return for this Fund's peer category (Intermediate U.S. Government Bond Funds) was 2.29%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Volatility was the dominant theme for the period, as the bond market experienced wild swings between lower and higher rates. The volatility resulted from a tug of war between economic fundamentals and the latest developments on the geopolitical front. The participants in this tug of war differed in their views, with some believing that the economy and the profit picture were still subdued, and others believing that the war in Iraq was responsible for the poor economic picture. We expect large current account and fiscal deficits to restrain the economy in the future. The net result of this volatility, however, was essentially no change in interest rates.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

The best-performing sector in the Fund was MBS (mortgage-backed securities), because they had a substantial additional yield over U.S. Treasury securities. This yield differential has created favorable risk/reward characteristics in the sector, prompting an increase in the Fund's weighting in this area to 45% of holdings. Agency securities also performed well as investors searched for additional yield, given the low level of interest rates. U.S. Treasury notes and bonds comprised the Fund's worst-performing sector, but they have good relative value beyond 10 years.

HOW  IS  THE  FUND  POSITIONED?

We have positioned the Fund to take advantage of shorter-maturity bonds. If the economy continues to struggles and the Federal Reserve needs to lower interest rates again, securities with maturities of less than five years should outperform those with longer maturities. This is known as a steep yield curve environment. Interest rates are expected to remain range-bound during the coming quarter. In this type of environment, we believe the best strategy for outperformance is to maintain as much safe yield as possible. Therefore, we plan to maintain a large weighting in MBSs and callable Agency notes. The Fund will begin to sell longer-maturity non-callable Agency notes in favor of U.S. Treasury bonds, given the strong performance of the Agency sector.

PORTFOLIO  MANAGER:  Gary  R.  Hunt,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $245,416,653
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                   1 YR.   5 YR.   10 YR.
------------------------------------------
Class A1  w/o SC2  10.04%   7.18%    6.86%
          w/SC3     4.81%   6.15%    6.34%
Class B1  w/o SC2   9.54%   6.54%    6.54%
          w/SC4     4.54%   6.23%    6.54%
Class C1  w/o SC2   9.54%   6.94%    6.74%
          w/SC5     7.41%   6.73%    6.63%
Class D.  w/o SC2  10.25%   7.42%    6.98%
          w/SC6     5.30%   6.43%    6.49%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D  MLGMI    CPI
-----------------------------------
4/30/1993.    9,550  10,000  10,000
10/31/1993    9,968  11,300  10,275
10/31/1994    9,552  10,811  10,543
10/31/1995   11,126  12,477  10,839
10/31/1996   11,713  13,107  11,164
10/31/1997   12,751  14,244  11,396
10/31/1998   13,903  15,859  11,566
10/31/1999   13,774  15,669  11,862
10/31/2000   14,838  16,922  12,271
10/31/2001   17,128  19,451  12,532
10/31/2002   18,260  20,681  12,786
4/30/2003.   18,761  21,306  13,079

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/03. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. Agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  GOVERNMENT  BOND  FUND

U.S.  GOVERNMENT  SPONSORED  AND  AGENCY  OBLIGATIONS  (99.3%)


                                                     PRINCIPAL
                                                       AMOUNT        VALUE
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.5%)
7.16%, 05/15/06. . . . . . . . . . . . . . . . . .  $  1,000,000  $  1,143,429
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.7%)
5.70%, 06/07/06. . . . . . . . . . . . . . . . . .     3,000,000     3,124,962
6.02%, 01/09/08. . . . . . . . . . . . . . . . . .     1,000,000     1,134,797
                                                                  ------------
                                                                     4,259,759
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION (29.0%)
2.35%, 10/08/04. . . . . . . . . . . . . . . . . .     5,000,000     5,025,975
6.75%, 05/30/06. . . . . . . . . . . . . . . . . .     5,000,000     5,687,295
5.50%, 04/01/07, Pool #M90718. . . . . . . . . . .     2,124,297     2,205,452
7.25%, 06/15/07, REMIC,
 Series 1313-G . . . . . . . . . . . . . . . . . .       455,255       455,050
5.50%, 12/01/08, Pool #M80710. . . . . . . . . . .     7,444,840     7,718,124
5.50%, 02/15/10, REMIC,
Series 2124-GC . . . . . . . . . . . . . . . . . .     4,292,759     4,336,034
6.00%, 06/15/11, REMIC,
Series 1858-H. . . . . . . . . . . . . . . . . . .     1,594,233     1,602,120
5.50%, 01/15/16, REMIC,
Series 2438-LD . . . . . . . . . . . . . . . . . .     5,133,000     5,395,390
6.00%, 04/15/16, REMIC,
Series 2303-VU . . . . . . . . . . . . . . . . . .     3,013,000     3,153,353
6.00%, 03/15/19, REMIC,
 Series 2517-VH. . . . . . . . . . . . . . . . . .     4,207,500     4,504,341
6.00%, 02/15/21, REMIC,
 Series 2503-VD. . . . . . . . . . . . . . . . . .     4,000,000     4,239,769
3.50%, 12/15/21, REMIC,
Series 1629-HA . . . . . . . . . . . . . . . . . .       935,201       947,988
7.00%, 05/15/22, REMIC,
Series 1424-PJ . . . . . . . . . . . . . . . . . .     1,156,933     1,177,104
6.50%, 09/15/23, REMIC,
Series 1584-L. . . . . . . . . . . . . . . . . . .     2,000,000     2,154,302
6.25%, 12/15/23, REMIC,
Series 1628-KZ . . . . . . . . . . . . . . . . . .     4,204,834     4,534,164
6.50%, 03/15/24, REMIC,
 Series 1684-I . . . . . . . . . . . . . . . . . .     2,000,000     2,153,629
6.25%, 01/15/27, REMIC,
Series 2020-D. . . . . . . . . . . . . . . . . . .     1,111,813     1,133,693
6.00%, 01/15/28, REMIC,
Series 2114-PR . . . . . . . . . . . . . . . . . .     1,393,500     1,463,151
6.50%, 04/15/30, REMIC,
Series 2369-ZH . . . . . . . . . . . . . . . . . .     3,306,364     3,462,276
6.50%, 07/15/30, REMIC,
Series 2388-BE . . . . . . . . . . . . . . . . . .     1,810,000     1,906,005
6.50%, 03/15/31, REMIC,
Series 2296-H. . . . . . . . . . . . . . . . . . .     1,955,830     2,069,951
6.50%, 03/15/31, REMIC,
Series 2296-G. . . . . . . . . . . . . . . . . . .     1,261,344     1,312,768
6.00%, 09/15/31, REMIC,
Series 2419-UA . . . . . . . . . . . . . . . . . .     5,000,000     5,235,106
                                                                  ------------
                                                                    71,873,040
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (34.9%)
2.10%, 09/30/05. . . . . . . . . . . . . . . . . .     1,520,000     1,526,843
2.75%, 12/16/05. . . . . . . . . . . . . . . . . .    10,000,000    10,065,999
6.31%, 01/01/06, Pool #73341 . . . . . . . . . . .       867,929       939,675
2.75%, 09/12/06. . . . . . . . . . . . . . . . . .     5,000,000     5,044,760
5.15%, 05/03/07. . . . . . . . . . . . . . . . . .    10,000,000    10,669,969
7.41%, 10/01/07, Pool #382684. . . . . . . . . . .     1,000,000     1,086,563
6.10%, 07/01/08, Pool #380488. . . . . . . . . . .       939,307     1,043,236
6.00%, 08/25/08, REMIC,
Series 94-34-C . . . . . . . . . . . . . . . . . .     1,500,000     1,542,587
6.00%, 11/25/08, REMIC,
Series 94-48-E . . . . . . . . . . . . . . . . . .     1,992,018     2,096,790
7.42%, 11/01/11, Pool #73731 . . . . . . . . . . .     6,398,311     7,296,467
6.50%, 04/25/13, REMIC,
Series 99-19-TD. . . . . . . . . . . . . . . . . .     3,000,000     3,172,291
6.30%, 05/01/13, Pool #380311. . . . . . . . . . .     1,883,535     2,107,034
6.00%, 03/25/14, REMIC,
Series 1999-8-QD . . . . . . . . . . . . . . . . .     5,000,000     5,353,412
6.30%, 04/01/14, Pool #381570. . . . . . . . . . .     1,052,382     1,190,278
7.90%, 08/01/15, Pool #381190. . . . . . . . . . .     1,633,586     2,008,330
7.11%, 10/01/15, Pool #383142. . . . . . . . . . .     3,031,983     3,492,647
6.68%, 05/01/16, Pool #383452. . . . . . . . . . .     2,141,764     2,421,549
7.18%, 02/01/17, Pool #73942 . . . . . . . . . . .     2,020,833     2,363,230
6.00%, 04/25/18, REMIC,
 Series 2002-27-VB . . . . . . . . . . . . . . . .     4,000,000     4,217,764
9.25%, 10/25/18, REMIC
Series 88-25-B . . . . . . . . . . . . . . . . . .        54,614        61,745
8.50%, 01/25/20, REMIC,
Series 90-7-B. . . . . . . . . . . . . . . . . . .       241,236       266,438
6.85%, 05/17/20, Series 1997-M6-C. . . . . . . . .     2,787,476     3,046,311
7.50%, 02/25/23, REMIC,
Series 93-16-Z . . . . . . . . . . . . . . . . . .       880,569       951,688
6.00%, 08/17/26, REMIC,
 Series 1997-26-SB . . . . . . . . . . . . . . . .     5,000,000     5,263,227
6.50%, 09/25/30, REMIC,
Series 2001-58-QG. . . . . . . . . . . . . . . . .     2,000,000     2,132,717
6.27%, 02/25/35, REMIC 98-M4-D . . . . . . . . . .     2,500,000     2,792,132
6.30%, 10/17/38, REMIC,
Series 1998-73 MZ. . . . . . . . . . . . . . . . .     3,938,887     4,210,206
                                                                  ------------
                                                                    86,363,888
                                                                  ------------
------------------------------------------------------------------------------
FOREIGN GOVERNMENT (1.2%)
Turkey Trust GTC, 0.00%,
 05/15/05, Series T-1. . . . . . . . . . . . . . .     3,000,000     2,883,039
                                                                  ------------
------------------------------------------------------------------------------
HOUSING & URBAN
DEVELOPMENT (1.4%)
7.08%, 08/01/16, Series 97-A . . . . . . . . . . .     3,000,000     3,438,585
                                                                  ------------
------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING (0.2%)
7.89%, 02/15/05, Series 1994-A . . . . . . . . . .       500,000       527,485
                                                                  ------------
------------------------------------------------------------------------------
RESOLUTION FUNDING CORP.
STRIPS (5.0%)
4.66%, 01/15/14. . . . . . . . . . . . . . . . . .    20,000,000    12,281,960
                                                                  ------------
------------------------------------------------------------------------------
U.S.TREASURY BONDS (18.3%)
11.25%, 02/15/15 . . . . . . . . . . . . . . . . .    19,000,000    31,621,643
7.25%, 05/15/16. . . . . . . . . . . . . . . . . .     5,000,000     6,447,850
7.50%, 11/15/16. . . . . . . . . . . . . . . . . .     1,000,000     1,316,875
6.25%, 08/15/23. . . . . . . . . . . . . . . . . .     5,000,000     5,921,875
                                                                  ------------
                                                                    45,308,243
                                                                  ------------
------------------------------------------------------------------------------
U.S.TREASURY NOTES (2.4%)
10.00%, 05/15/10 . . . . . . . . . . . . . . . . .     5,000,000     5,829,100
                                                                  ------------
------------------------------------------------------------------------------
U.S.TREASURY STRIPS (4.7%)
0.93%, 05/15/11. . . . . . . . . . . . . . . . . .     7,500,000     6,960,855
1.11%, 11/15/11. . . . . . . . . . . . . . . . . .     5,000,000     4,547,270
                                                                  ------------
                                                                    11,508,125
                                                                  ------------
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
 AND AGENCY OBLIGATIONS. . . . . . . . . . . . .               .   245,416,653
                                                                  ------------

TOTAL INVESTMENTS (COST
236,666,743) (A) - 99.3%                                           245,416,653

OTHER ASSETS IN EXCESS OF
LIABILITIES - 0.7%                                                   1,648,042
                                                                  ------------

NET ASSETS - 100.0%                                               $247,064,695
                                                                  ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
REMIC   Real  Estate  Mortgage  Investment  Conduit
STRIPS  Separate  Trading  of  Registered  Interest  and
        Principal  Securities
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

2003  SEMIANNUAL  REPORT  51

--------------------------------------------------------------------------------
GARTMORE  TAX-FREE  INCOME  FUND

Class  A  Shares  symbol:  NTFAX
Class  B  Shares  symbol:  NTFBX
Class  C  Shares  symbol:  NTFCX
Class  D  Shares  symbol:  NATFX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 2.83%* versus 3.59% for its benchmark, the Lehman Brothers Municipal Bond Index.

For broader comparison, the average return for this Fund's peer category (General Municipal Debt Funds) was 3.32%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

Several factors continued to influence the municipal bond market: increased supply, lower interest rates and volatile financial markets. Concerns over slow economic growth, the conflict in Iraq and corporate governance added to the market's volatility. The Federal Open Market Committee left its target for the federal funds rate unchanged at 1.25% because the economy showed no definitive sign of sustainable growth.

Issuance surged as cash-starved states raised much-needed additional budget financing. They were eager to do so, given the lowest interest rates on tax-exempt debt in 35 years. The unprecedented level of new issuance was met by considerable demand. During the period, states issued more bonds backed by the 1998 Master Settlement agreement with tobacco product manufacturers.

However, these bonds began to perform poorly as future issuance threatened to dwarf demand. The tobacco bond sector was hurt further when an Illinois judge ordered Altria Group, Inc. (parent company of Philip Morris USA Inc.) to pay $10.1 billion in a lawsuit over "light" cigarettes. Altria was required to post $6.8 billion in bonds in order to appeal the decision. Moody's and Standard & Poor's downgraded all outstanding tobacco bonds to single A, which subsequently led states to cancel or postpone any scheduled deals. These bonds remained on a negative credit watch.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

In the Index, long-dated securities maturing in 20 years provided the best return during the period with 4.39%, while securities maturing in three years performed the worst, producing a return of 1.46%. Higher-quality municipal assets also outperformed, as evidenced by the following returns: AAAs, 2.13%; AAs, 1.90%; and As, 0.60%. Tobacco bonds were largely responsible for the poor performance of the A-rated bonds; tobacco bonds make up about 7.67% of the Fund's assets.

HOW  IS  THE  FUND  POSITIONED?

Interest rates are at record lows. As states continue to require funds to reduce expected budget deficits, supply should continue to increase. Therefore, we believe that concern is still warranted regarding the direction of interest rates and the market's ability and willingness to continue to absorb new issuance. Consequently, we will defensively deploy any new cash investments in the intermediate area of the yield curve.

PORTFOLIO  MANAGER:  Alpha  Benson
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $201,872,882
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                   1 YR.   5 YR.   10 YR.
------------------------------------------
Class A1  w/o SC2   7.37%   5.09%    5.24%
          w/SC3     2.30%   4.07%    4.73%
Class B1  w/o SC2   6.54%   4.46%    4.92%
          w/SC4     1.54%   4.12%    4.92%
Class C1  w/o SC2   6.66%   4.81%    5.10%
          w/SC5     4.64%   4.60%    4.99%
Class D.  w/o SC2   7.65%   5.36%    5.37%
          w/SC6     2.85%   4.38%    4.88%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6    A  4.50%  front-end  sales  charge  was  deducted.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D    LBMBI    CPI
--------------------------------------------
4/30/1993.    9,550   10,000  10,000
10/31/1993   10,181   11,407  10,275
10/31/1994    9,294   10,910  10,543
10/31/1995   10,656   12,530  10,839
10/31/1996   11,222   13,245  11,164
10/31/1997   12,089   14,371  11,396
10/31/1998   12,946   15,524  11,566
10/31/1999   12,531   15,248  11,862
10/31/2000   13,555   16,546  12,271
10/31/2001   14,909   18,277  12,532
10/31/2002   15,645   19,349  12,786
4/30/2003.   16,109   20,043  13,079

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/03. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

52     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  TAX-FREE  INCOME  FUND

MUNICIPAL  BONDS  (97.6%)


                                                             PRINCIPAL
                                                               AMOUNT       VALUE
------------------------------------------------------------------------------------
ALABAMA (7.9%)
Alabama 21st Century Authority
Tobacco Settlement Revenue
Bonds, 5.75%, 2015. . . . . . . . . . . . . . . . . . . . .  $2,500,000  $ 2,327,175
Alabama 21st Century Authority
Tobacco Settlement Revenue
Bonds, 5.50%, 2021. . . . . . . . . . . . . . . . . . . . .   4,000,000    3,340,040
Alabama Housing Finance Authority
Single-Family Mortgage Revenue
Bonds,
(Collateralized Home Mortgage
Revenue Bond
Program), Series 1996-D,
6.00%, 2016 . . . . . . . . . . . . . . . . . . . . . . . .   1,680,000    1,766,537
Auburn University Alabama
 General Fee
Revenue Bonds, 5.50%, 2018. . . . . . . . . . . . . . . . .   1,685,000    1,854,511
Birmingham, Alabama General
Obligation
Unlimited Tax Parking Warrants,
Series 1995-A, 5.90%, 2018. . . . . . . . . . . . . . . . .   1,100,000    1,204,423
Birmingham, Alabama Water &
Sewer
Revenue Warrants
Series 1998-A, 4.75%, 2029. . . . . . . . . . . . . . . . .   1,750,000    1,727,233
Jefferson County, Alabama Sewer
Capital Improvement Revenue
 Warrants,
Series A, 5.13%, 2029 . . . . . . . . . . . . . . . . . . .   4,000,000    4,122,279
                                                                         -----------
                                                                          16,342,198
                                                                         -----------
------------------------------------------------------------------------------------
ARIZONA (0.9%)
Mesa, Arizona Industrial
 Development Authority
Revenue Bonds, (Discovery
Health Systems),
Series A, 5.63%, 2029 . . . . . . . . . . . . . . . . . . .   1,800,000    1,923,156
                                                                         -----------
------------------------------------------------------------------------------------
COLORADO (1.8%)
Denver, Colorado City & County
Airport Revenue Bonds,
Series B, 5.50%, 2025 . . . . . . . . . . . . . . . . . . .   3,500,000    3,686,165
                                                                         -----------
------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (1.3%)
District of Columbia General Obligation
Unlimited Bonds, Series A, 5.50%, 2029. . . . . . . . . . .   1,775,000    1,845,095
District of Columbia Prerefunded
General Obligation
Unlimited, Series A, 5.50%, 2029. . . . . . . . . . . . . .     725,000      837,085
                                                                         -----------
                                                                           2,682,180
                                                                         -----------
------------------------------------------------------------------------------------
FLORIDA (3.1%)
Florida State Board of Education
Capital Outlay
(Public Education), Series D,
5.20%, 2019 . . . . . . . . . . . . . . . . . . . . . . . .   3,630,000    3,677,081
Florida State Board of Education
Capital Outlay
(Public Education), Series D,
5.75%, 2022 . . . . . . . . . . . . . . . . . . . . . . . .   1,050,000    1,179,854
Jacksonville, Florida Electric Authority
Revenue Bonds,
(St. John's River), Series 9, 5.25%, 2021 . . . . . . . . .   1,520,000    1,528,375
                                                                         -----------
                                                                           6,385,310
                                                                         -----------
------------------------------------------------------------------------------------
GEORGIA (3.4%)
Atlanta, Georgia Airport General Obligation
Refunding Revenue Bonds, Series A, 5.50%, 2026. . . . . . .   1,000,000    1,060,720
Georgia Local Government Certificates of Participation
Grantor Trust, Series 1998-A, 4.75%, 2028 . . . . . . . . .   1,000,000    1,008,980
Georgia Municipal Electric Power Authority
Revenue Bonds, Prerefunded Series V, 6.60%, 2018. . . . . .     465,000      592,098
Georgia Municipal Electric Power Authority
Revenue Bonds, Unrefunded Series V, 6.60%, 2018 . . . . . .   2,285,000    2,880,517
Georgia Private College & Universities Authority,
Refunding Revenue Bonds, (Mercer University
Project), Series A, 5.25%, 2025 . . . . . . . . . . . . . .   1,500,000    1,482,465
                                                                         -----------
                                                                           7,024,780
                                                                         -----------
------------------------------------------------------------------------------------
ILLINOIS (10.8%)
Chicago, Illinois Project General Obligation Limited,
Series A, 5.38%, 2024 . . . . . . . . . . . . . . . . . . .   2,930,000    3,068,765
Chicago Park District, Illinois General Obligation
Unlimited Tax Park Bonds,
Series 1996, 5.60%, 2021. . . . . . . . . . . . . . . . . .   3,050,000    3,283,813
Illinois Development Finance Authority
Hospital Revenue Bonds, (Adventist Health
Systems/Sunbelt Obligation), 5.50%, 2020. . . . . . . . . .   1,750,000    1,774,150
Illinois Development Finance Authority
Hospital Revenue Bonds, (Adventist Health
Systems/Sunbelt Obligation), 5.65%, 2024. . . . . . . . . .   3,000,000    3,043,170
Illinois State Building, Illinois Sales Tax Revenue Bonds,
Series V, 6.38%, 2017 . . . . . . . . . . . . . . . . . . .   2,500,000    2,809,150
Illinois State General Obligation Unlimited
Revenue Bonds, 5.25%, 2023. . . . . . . . . . . . . . . . .   3,425,000    3,597,825
Illinois State General Obligation Unlimited Tax Bonds,
Series 1994, 5.80%, 2019. . . . . . . . . . . . . . . . . .   3,000,000    3,186,930
Metropolitan Pier & Exposition Authority,
Illinois Dedicated State Tax Revenue Bonds,
(McCormick Place Expansion Project), 5.50%, 2024. . . . . .   1,500,000    1,599,495
                                                                         -----------
                                                                          22,363,298
                                                                         -----------
------------------------------------------------------------------------------------
INDIANA (4.2%)
Ball State University Student Fee Revenue Bonds,
Series J, 6.20%, 2020 . . . . . . . . . . . . . . . . . . .   1,000,000    1,166,410
Indiana State Toll Road Commission East-West
Toll Road Revenue Bonds,
Series 1980, 9.00%, 2015. . . . . . . . . . . . . . . . . .   5,335,000    7,587,384
                                                                         -----------
                                                                           8,753,794
                                                                         -----------
------------------------------------------------------------------------------------
KANSAS (0.8%)
Wichita, Kansas Hospital Revenue Refunding Bonds,
(Facilities Improvements Series 11), 6.75%, 2019. . . . . .   1,500,000    1,650,885
                                                                         -----------

2003  SEMIANNUAL  REPORT  53

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  TAX-FREE  INCOME  FUND  (Continued)

MUNICIPAL  BONDS  (CONTINUED)



                                                  PRINCIPAL
                                                    AMOUNT            VALUE
KENTUCKY (1.6%)
Jefferson County, Kentucky Jewish
Hospital
Healthcare Services Health Facilities
Revenue Bonds,
(Jewish Hospital, Inc.), Series 1995,
6.50%, 2015                                             $3,250,000  $3,315,000
                                                                    ----------
------------------------------------------------------------------------------
LOUISIANA (1.5%)
Tobacco Settlement Financing Corp.
(Louisiana Revenue Asset Backed),
Series 2001B, 5.88%, 2039. . . . . . . . .               4,000,000   3,128,840
                                                                    ----------
------------------------------------------------------------------------------
MASSACHUSETTS (2.6%)
Massachusetts Bay Transportation
Authority
Revenue Bonds, (General
Transportation System),
Series A, 5.38%, 2019. . . . . . . . . . .               2,000,000   2,130,220
Massachusetts State Consumer Loan
General Obligation Limited, Series C,
5.50%, 2015. . . . . . . . . . . . . . . .               1,500,000   1,727,190
Massachusetts State Prerefunded
Consumer Loan
General Obligation Limited, Series B,
5.25%, 2021. . . . . . . . . . . . . . . .                  95,000     107,829
Massachusetts State Unrefunded
Consumer Loan
General Obligation Limited, Series B,
5.25%, 2021. . . . . . . . . . . . . . . .               1,405,000   1,505,626
                                                                    ----------
                                                                     5,470,865
                                                                    ----------
------------------------------------------------------------------------------
MICHIGAN (3.9%)
Michigan State General Obligation
Unlimited Tax Bonds,
(Environmental Protection Program),
Series 1992, 6.25%, 2012 . . . . . . . . .               3,500,000   4,186,805
Michigan State Hospital Finance
Authority Refunding
Revenue Bonds, (Henry Ford Health),
6.00%, 2024. . . . . . . . . . . . . . . .               1,500,000   1,562,265
Michigan State Hospital Finance Authority
Revenue Bonds, (Ascension Health
Credit),
Series A, 5.75%, 2018. . . . . . . . . . .               2,000,000   2,371,680
                                                                    ----------
                                                                     8,120,750
                                                                    ----------
------------------------------------------------------------------------------
MINNESOTA (1.5%)
Minnesota State Housing Finance Agency
Single-Family Mortgage Revenue Bonds,
Series 1994-K, 6.40%, 2015 . . . . . . . .               1,425,000   1,467,622
St. Louis Park, Minnesota Independent
School District
Number 283 General Obligation
Unlimited Tax Bonds,
5.75%, 2018. . . . . . . . . . . . . . . .               1,500,000   1,676,265
                                                                    ----------
                                                                     3,143,887
                                                                    ----------
------------------------------------------------------------------------------
MISSOURI (1.0%)
Jackson County, Missouri Special
 Obligation
Revenue Bonds, Series A,
5.50%, 2012. . . . . . . . . . . . . . . .               1,415,000   1,644,202
Missouri State Environmental
Improvement & Energy
Resource Authority, State Revolving
Fund-Multiple,
Series A, Refunded Portion,
6.55%, 2014. . . . . . . . . . . . . . . .                 365,000     371,690
                                                                    ----------
                                                                     2,015,892
                                                                    ----------
------------------------------------------------------------------------------
NEVADA (0.6%)
University of Nevada Community
College
Revenue Bonds, 5.38%, 2020. . . . . .                    1,200,000   1,276,404
                                                                    ----------
------------------------------------------------------------------------------
NEW JERSEY (2.3%)
New Jersey State Transportation
Trust Fund Authority,
Transportation Systems Revenue
Bonds,
Series A, 5.75%, 2017 . . . . . . . .                    1,000,000   1,188,400
New Jersey State Transportation
 Trust Fund Authority,
Transportation Systems Revenue
Bonds,
Series B, 6.00%, 2015 . . . . . . . .                    2,000,000   2,400,160
New Jersey State Turnpike Authority
Revenue Bonds,
Series 1991-C, 6.50%, 2016. . . . . .                    1,000,000   1,217,170
                                                                    ----------
                                                                     4,805,730
                                                                    ----------
------------------------------------------------------------------------------
NEW MEXICO (0.8%)
Bernalillo County, New Mexico Gross
Receipts
Tax Revenue Bonds, 5.25%, 2026. . . .                    1,500,000   1,558,365
                                                                    ----------
------------------------------------------------------------------------------
NEW YORK (1.1%)
New York State Local Government
Assistance
Corporation Revenue Refunding
 Bonds,
Series 1993-E, 6.00%, 2014. . . . . .                    1,000,000   1,188,710
New York, New York City Transitional
Finance Authority
Future Tax Secured Revenue Bonds,
5.75%, 2019 . . . . . . . . . . . . .                      205,000     230,227
New York, New York City Transitional
Finance Authority
Future Tax Secured Revenue Bonds,
5.75%, 2019 . . . . . . . . . . . . .                      795,000     941,264
                                                                    ----------
                                                                     2,360,201
                                                                    ----------
------------------------------------------------------------------------------
NORTH CAROLINA (3.0%)
North Carolina Housing Finance
Agency,
Single-Family Revenue Bonds,
Series A,
6.25%, 2017 . . . . . . . . . . . . .                    1,485,000   1,543,969
North Carolina Medical Care
Commission
Hospital Revenue Bonds,
(Firsthealth of the Carolinas),
4.75%, 2026 . . . . . . . . . . . . .                    2,500,000   2,465,775
North Carolina Medical Care
Commission
Hospital Revenue Bonds,
(Gaston Health Care), 5.00%, 2029 . .                    2,300,000   2,267,800
                                                                    ----------
                                                                     6,277,544
                                                                    ----------

54     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------



                                                  PRINCIPAL
                                                    AMOUNT       VALUE
-------------------------------------------------------------------------
OHIO (5.5%)
Allen County, Ohio Special Obligation
Revenue Bonds, 5.25%, 2015 . . . . . . . . . . .  $3,180,000  $ 3,537,655
Cleveland, Ohio Waterworks
Revenue Bonds,
Series K, 5.25%, 2020. . . . . . . . . . . . . .   1,000,000    1,071,230
Franklin County, Ohio Hospital
 Refunding & Improvement
Revenue Bonds, (The Children's
Hospital Project),
Series 1996-A, 5.75%, 2020 . . . . . . . . . . .   1,100,000    1,136,751
Hamilton, Ohio City School
District General
Obligation Bonds, Series A, 5.50%,
2019 . . . . . . . . . . . . . . . . . . . . . .   1,000,000    1,086,920
Montgomery County, Ohio Hospital
Revenue Bonds,
(Kettering Medical Center),
6.75%, 2018. . . . . . . . . . . . . . . . . . .   2,500,000    2,679,375
Ohio State Building, Ohio Sales Tax
Revenue Bonds,
5.00%, 2017. . . . . . . . . . . . . . . . . . .   1,655,000    1,785,728
                                                              -----------
                                                               11,297,659
                                                              -----------
-------------------------------------------------------------------------
PENNSYLVANIA (0.5%)
Pennsylvania State University
General Obligation
Unlimited Bonds, 5.25%, 2016 . . . . . . . . . .   1,000,000    1,112,300
                                                              -----------
-------------------------------------------------------------------------
SOUTH CAROLINA (5.5%)
South Carolina State Housing
 Finance & Development
Authority Homeownership Mortgage
Purchase Bonds,
Series 1994-A, 6.38%, 2016 . . . . . . . . . . .   2,025,000    2,105,150
South Carolina State Housing
Finance & Development
Authority Multi-Family Revenue Refunding Bonds,
Series 1992-A, 6.88%, 2023 . . . . . . . . . . .   1,500,000    1,512,900
South Carolina State Public Service
Authority
Revenue Bonds, Series A,
5.50%, 2022. . . . . . . . . . . . . . . . . . .   1,000,000    1,076,850
South Carolina Transportation
Infrastructure
Revenue Bonds, 5.50%, 2030 . . . . . . . . . . .   1,000,000    1,064,790
South Carolina Transportation
Infrastructure
Revenue Bonds, Series A,
5.38%, 2024. . . . . . . . . . . . . . . . . . .   3,000,000    3,156,029
Spartanburg, South Carolina
Water System
Revenue Bonds, Series 1996,
6.10%, 2021. . . . . . . . . . . . . . . . . . .   1,000,000    1,133,400
Tobacco Settlement Revenue
Management
Revenue Bonds, Series B,
6.00%, 2022. . . . . . . . . . . . . . . . . . .   1,385,000    1,245,517
                                                              -----------
                                                               11,294,636
                                                              -----------
-------------------------------------------------------------------------
TENNESSEE (2.9%)
Nashville & Davidson County,
 Tennessee Health &
Educational Facilities Revenue Bonds,
(Meharry Medical College
New Collateralized),
Series 1979, 7.88%, 2004 . . . . . . . . . . . .     470,000      493,970
Shelby County, Tennessee
 Educational & Housing
Facilities Board Revenue Bonds,
(St. Judes Children's Research),
5.38%, 2024. . . . . . . . . . . . . . . . . . .   4,200,000    4,324,866
Shelby County, Tennessee Health
Educational &
Housing Facilities Board Revenue
Bonds,
(St. Judes Children's Research),
6.00%, 2014. . . . . . . . . . . . . . . . . . .   1,000,000    1,102,190
                                                              -----------
                                                                5,921,026
                                                              -----------
-------------------------------------------------------------------------
TEXAS (17.4%)
Beaumont Independent School District,
Texas General Obligation Unlimited
Tax School
Building Bonds, Series 1996,
5.00%, 2016. . . . . . . . . . . . . . . . . . .   2,325,000    2,428,346
Collin County, Texas Permanent
Improvement
General Obligation Limited Tax
 Bonds,
Series A, 5.50%, 2019. . . . . . . . . . . . . .   1,300,000    1,398,696
Comal, Texas Independent
School District
General Obligation Unlimited
Tax School
Building and Refunding Bonds,
 5.63%, 2019 . . . . . . . . . . . . . . . . . .   2,000,000    2,217,180
Fort Bend Independent
 School District,
Texas General Obligation
Unlimited Tax Bonds,
Series 1996, 5.00%, 2018 . . . . . . . . . . . .   2,300,000    2,418,611
Fort Worth, Texas General
Obligation
Limited Tax Bonds, 5.63%, 2017 . . . . . . . . .   1,350,000    1,470,393
Harris County, Texas Health
Facilities Development
Corporation Revenue School
 Health Care Systems,
Series B, 5.75%, 2027. . . . . . . . . . . . . .   5,325,000    6,231,315
Houston, Texas Independent
School District
General Obligation Limited Tax
School House
Refunding Bonds, Series 1997,
5.38%, 2017. . . . . . . . . . . . . . . . . . .   1,500,000    1,620,135
Houston, Texas Independent
School District
General Obligation Limited Tax
School House
Refunding Bonds, Series A,
4.75%, 2026. . . . . . . . . . . . . . . . . . .   2,000,000    1,997,360
Leander, Texas Independent
School District
General Obligation Unlimited
 Refunding Bonds,
5.00%, 2022. . . . . . . . . . . . . . . . . . .   1,000,000    1,032,430
Lower Colorado River Authority,
Texas Junior Lien Refunding
Revenue Bonds,
Escrowed Series 1992, 6.00%, 2017. . . . . . . .   1,245,000    1,518,228
Montgomery County, Texas General
Obligation Limited, 5.25%, 2019. . . . . . . . .   1,000,000    1,065,590
San Antonio, Texas Water
Revenue Bonds, 5.00%, 2025 . . . . . . . . . . .   1,000,000    1,021,340
Socorro, Texas Independent
School District
General Obligation Unlimited Tax
Bonds,
Series A, 5.75%, 2014. . . . . . . . . . . . . .   1,000,000    1,120,260
Spring Branch, Texas Independent
School District
General Obligation Limited,
5.20%, 2020. . . . . . . . . . . . . . . . . . .   1,500,000    1,585,080
Texas State Water Development
General Obligation
Unlimited Tax Bonds, Series 1994, 6.90%, 2017. .   2,415,000    2,564,513
United Independent School District
 General Obligation
Unlimited Tax Bonds, 5.38%, 2025 . . . . . . . .   1,000,000    1,047,740
Weatherford, Texas Independent
 School District
General Obligation Unlimited Tax
School Building
and Refunding Bonds, Series 1994,
6.50%, 2015. . . . . . . . . . . . . . . . . . .   2,655,000    2,894,322
Wichita Falls, Texas Water and
Sewer Revenue Bonds
(Priority Lien), 5.38%, 2019 . . . . . . . . . .   2,000,000    2,153,820
                                                              -----------
                                                               35,785,359
                                                              -----------

2003  SEMIANNUAL  REPORT  55

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  TAX-FREE  INCOME  FUND  (Continued)

MUNICIPAL  BONDS  (CONTINUED)


                                          PRINCIPAL
                                            AMOUNT       VALUE
------------------------------------------------------------------
UTAH (0.5%)
Utah State Housing Finance Agency
 Multi-Family
Housing Refunding Revenue Bonds,
(Cottonwoods ApartmentProject),
Issue 1995, 6.30%, 2015. . . . . . . . .  $1,000,000  $  1,045,280
                                                     -------------
------------------------------------------------------------------
VERMONT (1.1%)
Vermont Educational & Health Buildings
Financing Agency Revenue Bonds,
(Fletcher Allen Health), Series A,
 6.00%, 2023 . . . . . . . . . . . . . .   2,000,000     2,296,800
                                                     -------------
------------------------------------------------------------------
VIRGINIA (5.0%)
Fairfax County, Virginia Water
Authority Refunding
Revenue Bonds, Series 1992,
6.00%, 2022. . . . . . . . . . . . . . .     940,000     1,071,149
Henrico County, Virginia Water &
Sewer System
Refunding Revenue Bonds,Series
1994, 5.88%, 2014. . . . . . . . . . . .   1,205,000     1,276,963
Virginia College Building Authority
Educational Facilities
Revenue Bonds, 5.00%, 2018 . . . . . . .   3,955,000     4,212,035
Virginia Commonwealth
Transportation Board
Revenue Bonds, 5.00%, 2018 . . . . . . .   1,435,000     1,529,796
Virginia State Public School Authority
Revenue Bonds, Series A,
6.20%, 2013. . . . . . . . . . . . . . .   2,000,000     2,149,760
                                                     -------------
                                                        10,239,703
                                                     -------------
------------------------------------------------------------------
WASHINGTON (3.8%)
Seattle, Washington Municipal Light
& Power
Revenue Improvement & Refunding
Revenue Bonds, 5.13%, 2026 . . . . . . .   1,000,000     1,028,870
Seattle, Washington Water Systems
Revenue Bonds,
5.38%, 2029. . . . . . . . . . . . . . .   2,000,000     2,071,620
Washington State Motor Vehicle
 Fuel Tax
General Obligation Unlimited Tax
 Bonds,
Series 1997-D, 5.38%, 2022 . . . . . . .   3,500,000     3,633,000
Washington State Motor Vehicle
Fuel Tax
General Obligation Unlimited Tax
Bonds,
Series C, 5.80%, 2017. . . . . . . . . .   1,000,000     1,134,200
                                                     -------------
                                                         7,867,690
                                                     -------------
------------------------------------------------------------------
WISCONSIN (1.3%)
Wisconsin State General Obligation
Unlimited,
Series C, 5.55%, 2021. . . . . . . . . .   1,000,000     1,085,450
Wisconsin State Transportation
Revenue Bonds,
Series A, 5.50%, 2016. . . . . . . . . .   1,500,000     1,641,735
                                                     -------------
                                                         2,727,185
                                                     -------------
TOTAL MUNICIPAL BONDS                                  201,872,882
                                                     -------------

TOTAL INVESTMENTS (COST
188,052,731) (A) - 97.6%                              201,872,882

OTHER ASSETS IN EXCESS OF
 LIABILITIES - 2.4%                                      4,876,231
                                                     -------------

NET ASSETS - 100.0%                                   $206,749,113
                                                     =============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

INDUSTRY                                 PERCENT      VALUE
---------------------------------------------------------------
Airports Flying Fields. . . . . . . . .      3.8%  $  7,904,745
Air, Water, and Solid Waste . . . . . .      1.0%     2,153,820
Colleges and Universities . . . . . . .      3.0%     6,070,009
Educational Services. . . . . . . . . .      0.5%     1,120,260
Electric and Other Services . . . . . .      0.7%     1,528,375
Elementary and Secondary Schools. . . .      6.6%    13,641,942
Environmental Quality . . . . . . . . .      0.2%       371,690
Facilities Support Services . . . . . .      1.4%     2,807,068
Finance, Taxation, and Money. . . . . .      5.3%    10,945,531
General Building Contract . . . . . . .      2.0%     4,212,035
General Obligation. . . . . . . . . . .     24.9%    51,509,107
Heath Services. . . . . . . . . . . . .      8.6%    17,764,141
Hospitals . . . . . . . . . . . . . . .     10.1%    20,875,007
Multi-Family Housing. . . . . . . . . .      1.2%     2,558,180
Regulation, Administration of
Transportation. . . . . . . . . . . . .      0.8%     1,641,735
Regulation, Administration of Utilities      0.5%     1,028,870
Single Family Housing . . . . . . . . .      3.3%     6,883,277
Tobacco and Tobacco Products. . . . . .      4.9%    10,041,572
Transportation Services . . . . . . . .      9.8%    20,273,951
Water, Sewer, and Utility . . . . . . .      9.0%    18,541,567
Total . . . . . . . . . . . . . . . . .     97.6%  $201,872,882

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

56     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  MONEY  MARKET  FUND

Prime  Shares  symbol:  MIFXX
Institutional  Class  symbol:  GMIX
Service  Class  symbol:  NWSXX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 0.42%* versus 1.38% for its benchmark, the U.S. inflation rate as measured by the Consumer Price Index (unadjusted).

For broader comparison, the average return for this Fund's peer category (Institutional Money Market Funds) was 0.50%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

The Federal Reserve lowered its target federal funds rate from 1.75% to 1.25% on Nov. 6, 2002, and the rate remained at that level through April 30, 2003. Speculation about the strength of the U.S. economy, the timing and direction of the Fed's next change in its target federal funds rate, and whether or not the United States would go to war to liberate Iraq were factors that fueled anxiety for consumers and companies. With the U.S. unemployment rate at about 6%, consumers have been cautious. The airline industry continues to struggle under its debt load and because of a large drop in passengers. Many companies are concerned about present and future earnings.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

The Fund added several high-quality asset-backed commercial paper issuers to its Approved Issuers List: Stanfield Victoria Funding; CC USA, Inc.; Kitty Hawk Funding Corp.; and Three Rivers Funding Corp. Asset-backed commercial paper has been providing three to five additional basis points of return over traditional commercial paper. As of April 30, 2003, the Fund held 28.7% of total assets in asset-backed commercial paper and 14.9% of total assets in floating-rate notes.

The interest rate on floating-rate notes adjusts at regularly scheduled intervals (varying from monthly to quarterly, depending on the terms of the note) to reflect current rates of return. These investments allowed the Fund to extend its weighted average maturity without locking in fixed interest rates. With interest rates at historic lows, floating-rate notes allow us to retain the ability to capitalize quickly on rising interest rates when economic conditions improve.

HOW  IS  THE  FUND  POSITIONED?

Although many analysts expect interest rates to remain at or near current levels during the next six months, the Federal Open Market Committee might decrease the target federal funds rate. The Fed recently stated that the risks of faster or slower growth "are roughly equal."

We will take advantage of opportunities to extend the weighted average maturity of the Fund whenever possible.We will prudently consider the credit and liquidity risks of all investment decisions. Changes to the federal accounting standards for asset-backed commercial paper programs may affect some currently approved issuers. This risk is being very carefully assessed and monitored by the Fund's research analysts and portfolio managers.

PORTFOLIO  MANAGER:  Patricia  A.  Mynster
*     Performance  of  Prime  shares  assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $1,855,575,312
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                             1 YR.   5 YR.   10 YR.
----------------------------------------------------
Institutional Class Shares1   1.10%   3.77%    4.16%
Service Class Shares1 . . .   0.92%   3.65%    4.10%
Prime Shares. . . . . . . .   1.00%   3.74%    4.15%

THERE IS NO SALES CHARGE ON THE SHARES OF THE MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 These returns include performance based on Prime shares, which was achieved prior to the creation of the Service Class shares (1/4/99) and Institutional Class shares (12/13/01). These returns have not been restated for fees applicable to the Service Class shares, which include a 0.15%
     12b-1 fee. Had the Service Class shares been in existence for the time periods presented, the performance would have been lower as a result of the additional expense. In addition, these returns do not reflect the Institutional Class Shares' lower estimated expenses.
+    See  legend  on  first  page  of  this  report.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOT GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


DATE        PRIME SHARES          IMONEYNET-FIRST TIER RETAIL   CPI
-----------------------------------------------------------------------
4/30/1993.        10,000                               10,000  10,000
10/31/1993        10,128                                10,132  10,275
10/31/1994        10,467                                10,474  10,543
10/31/1995        11,040                                11,040  10,839
10/31/1996        11,597                                11,592  11,164
10/31/1997        12,185                                12,178  11,396
10/31/1998        12,813                                12,802  11,566
10/31/1999        13,404                                13,386  11,862
10/31/2000        14,174                                14,148  12,271
10/31/2001        14,772                                14,765  12,532
10/31/2002        14,953                                14,976  12,786
4/30/2003.        15,015                                15,038  13,079

2003  SEMIANNUAL  REPORT  57
Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, IMoneyNet-First Tier Retail (a), and the Consumer Price Index
(CPI)(b) over a 10-year period ended 04/30/03. Unlike the Fund, the returns for these indices do not reflect any fees or expenses.
(a) The IMoneyNet-First Tier Retail is an average of non-governmental retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  MONEY  MARKET  FUND

COMMERCIAL  PAPER  (72.1%)


                                       SHARES OR
                                   PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------
ASSET BACKED AUTO
 RECEIVABLE (2.4%)
FCAR OWNER TRUST I (1.1%)
1.33%, 05/12/03, Series I . . . .  $      20,000,000  $ 19,991,872
                                                      ------------
NEW CENTER ASSET TRUST (1.3%)
1.28%, 05/09/03 . . . . . . . . .         23,000,000    22,993,458
                                                      ------------
                                                        42,985,330
                                                      ------------
------------------------------------------------------------------
ASSET BACKED SECURITIES (17.1%)
CC USA, INC. (1.7%)
1.25%, 06/09/03 (b) . . . . . . .          3,500,000     3,495,260
1.20%, 06/12/03 (b) . . . . . . .         12,650,000    12,632,290
1.27%, 06/16/03 (b) . . . . . . .         15,000,000    14,975,659
                                                      ------------
                                                        31,103,209
                                                      ------------

GIRO FUNDING CORP. (3.1%)
1.26%, 05/13/03 (b) . . . . . . .         31,088,000    31,074,943
1.20%, 06/16/03 (b) . . . . . . .         25,000,000    24,961,667
                                                      ------------
                                                        56,036,610
                                                      ------------

GREYHAWK FUNDING LLC (2.5%)
1.26%, 05/12/03 (b) . . . . . . .         30,000,000    29,988,450
1.27%, 05/20/03 (b) . . . . . . .         15,152,000    15,141,844
                                                      ------------
                                                        45,130,294
                                                      ------------

K2 (USA) LLC (1.3%)
1.21%, 05/19/03 (b) . . . . . . .         12,500,000    12,492,437
1.24%, 07/07/03 (b) . . . . . . .         11,500,000    11,473,461
                                                      ------------
                                                        23,965,898
                                                      ------------

PREMIER ASSET COLLATERALIZED
ENTITY LLC (2.0%)
1.28%, 05/01/03 (b) . . . . . . .         14,400,000    14,400,000
1.26%, 07/07/03 (b) . . . . . . .          6,800,000     6,784,054
1.25%, 08/25/03 (b) . . . . . . .         15,000,000    14,939,583
                                                      ------------
                                                        36,123,637
                                                      ------------

SIGMA FINANCE, INC. (2.8%)
1.27%, 06/04/03 (b) . . . . . . .         10,000,000     9,988,006
1.23%, 07/08/03 (b) . . . . . . .         40,000,000    39,905,933
                                                      ------------
                                                        49,893,939
                                                      ------------

STANFIELD VICTORIA FUNDING (3.5%)
1.35%, 05/01/03 (b) . . . . . . .         10,000,000    10,000,000
1.28%, 05/15/03 (b) . . . . . . .          1,085,000     1,084,455
1.25%, 05/22/03 (b) . . . . . . .          6,000,000     5,995,625
1.25%, 06/10/03 (b) . . . . . . .          4,537,000     4,530,699
1.25%, 06/16/03 (b) . . . . . . .          1,250,000     1,248,003
1.25%, 07/11/03 (b) . . . . . . .         19,000,000    18,953,160
1.26%, 07/28/03 (b) . . . . . . .         24,000,000    23,926,079
                                                      ------------
                                                        65,738,021
                                                      ------------
ASSET BACKED SECURITIES
(contInued)
THREE PILLARS FUNDING (0.2%)
1.27%, 05/06/03 (b) . . . . . . .  $       1,106,000  $  1,105,805
1.26%, 05/14/03 (b) . . . . . . .          2,002,000     2,001,089
                                                         3,106,894
                                                      ------------
                                                       311,098,502
                                                      ------------
------------------------------------------------------------------
ASSET BACKED TRADE &
TERM RECEIVABLES (9.8%)
DELAWARE FUNDING CORP. (0.6%)
1.25%, 05/13/03 (b) . . . . . . .         10,000,000     9,995,833
                                                      ------------

FALCON ASSET SECURITIZATION
CORP. (2.6%)
1.25%, 05/07/03 (b) . . . . . . .          1,250,000     1,249,740
1.25%, 05/14/03 (b) . . . . . . .         17,187,000    17,179,242
1.26%, 06/02/03 (b) . . . . . . .         28,171,000    28,139,448
                                                      ------------
                                                        46,568,430
                                                      ------------

GOLDEN FUNDING CORP. (3.3%)
1.28%, 05/07/03 (b) . . . . . . .         40,168,000    40,159,432
1.22%, 05/12/03 (b) . . . . . . .         12,692,000    12,687,061
1.29%, 06/12/03 (b) . . . . . . .          4,477,000     4,470,262
1.26%, 06/13/03 (b) . . . . . . .          5,000,000     4,992,475
                                                      ------------
                                                        62,309,230
                                                      ------------

KITTY HAWK FUNDING CORP. (0.5%)
1.26%, 05/19/03 (b) . . . . . . .          5,593,000     5,589,477
1.26%, 05/22/03 (b) . . . . . . .          2,809,000     2,806,935
                                                      ------------
                                                         8,396,412
                                                      ------------

OLD LINE FUNDING CORP. (B) (1.4%)
1.23%, 05/08/03 (b) . . . . . . .          4,370,000     4,368,938
1.26%, 05/19/03 (b) . . . . . . .          1,646,000     1,644,963
1.24%, 05/27/03 (b) . . . . . . .         18,932,000    18,915,045
1.27%, 06/13/03 (b) . . . . . . .          1,050,000     1,048,407
                                                      ------------
                                                        25,977,353
                                                      ------------

VARIABLE FUNDING CAPITAL
CORP. (1.4%)
1.25%, 07/11/03 (b) . . . . . . .         25,000,000    24,938,368
                                                      ------------
                                                       178,185,626
                                                      ------------
------------------------------------------------------------------
BANKS - DOMESTIC (4.4%)
CITICORP (2.2%)
1.24%, 06/23/03 . . . . . . . . .         22,234,000    22,193,412
1.24%, 07/25/03 . . . . . . . . .         18,653,000    18,598,388
                                                      ------------
                                                        40,791,800
                                                      ------------

NATIONAL CITY CREDIT CORP. (1.7%)
1.25%, 05/12/03 . . . . . . . . .         15,000,000    14,994,293
1.24%, 06/10/03 . . . . . . . . .         15,000,000    14,979,417
                                                      ------------
                                                        29,973,710
                                                      ------------

WELLS FARGO & CO. (0.5%)
1.23%, 05/09/03 . . . . . . . . .          8,230,000     8,227,750
                                                      ------------
                                                        78,993,260
                                                      ------------

58     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
COMMERCIAL  PAPER  (CONTINUED)

                                       SHARES OR
                                   PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------
BANKS - FOREIGN (12.2%)
HBOS TREASURY SERVICES (3.7%)
1.27%, 05/02/03 . . . . . . . . .  $      16,000,000  $ 15,999,435
1.20%, 05/06/03 . . . . . . . . .          5,000,000     4,999,167
1.22%, 05/07/03 . . . . . . . . .          4,470,000     4,469,091
1.25%, 05/21/03 . . . . . . . . .          5,000,000     4,996,528
1.20%, 05/27/03 . . . . . . . . .          2,723,000     2,720,640
1.31%, 06/27/03 . . . . . . . . .         15,000,000    14,968,888
1.30%, 07/14/03 . . . . . . . . .         20,000,000    19,946,760
                                                      ------------
                                                        68,100,509
                                                      ------------

NATEXIS BANQUES POPULAIRES U.S.
FINANCE CO., LLC.
(0.1%)
1.27%, 08/25/03 . . . . . . . . .          1,000,000       995,908
                                                      ------------

NORTHERN ROCK PLC (2.7%)
1.20%, 05/14/03 . . . . . . . . .         30,000,000    29,987,000
1.38%, 06/02/03 . . . . . . . . .         20,000,000    19,975,467
                                                      ------------
                                                        49,962,467
                                                      ------------

RABOBANK NEDERLAND NV (0.6%)
1.33%, 05/01/03 . . . . . . . . .         10,000,000    10,000,000
                                                      ------------

SOCIETE GENERAL NORTH
AMERICANA (3.3%)
1.26%, 05/06/03 . . . . . . . . .         41,866,000    41,858,673
1.23%, 07/01/03 . . . . . . . . .         15,000,000    14,968,865
1.21%, 07/10/03 . . . . . . . . .          5,000,000     4,988,236
                                                      ------------
                                                        61,815,774
                                                      ------------

UBS FINANCE LLC (0.1%)
1.25%, 05/21/03 . . . . . . . . .          1,374,000     1,373,046
                                                      ------------

WESTDEUTSCHE LANDESBANK
GIRO (0.3%)
1.34%, 01/27/04 (b) . . . . . . .          5,000,000     4,949,564
                                                      ------------

WESTPAC CAPITAL CORP. (1.4%)
1.38%, 05/22/03 . . . . . . . . .         20,000,000    19,983,900
1.22%, 07/09/03 . . . . . . . . .          5,000,000     4,988,308
                                                        24,972,208
                                                      ------------
                                                       222,169,476
                                                      ------------
------------------------------------------------------------------
BROKER / DEALERS (4.1%)
BEAR STEARNS COS., INC. (1.9%)
1.28%, 05/05/03 (b) . . . . . . .         10,000,000     9,998,578
1.27%, 05/14/03 (b) . . . . . . .          5,000,000     4,997,707
1.23%, 06/05/03 (b) . . . . . . .         15,000,000    14,982,062
1.25%, 07/25/03 (b) . . . . . . .          5,000,000     4,985,243
                                                      ------------
                                                        34,963,590
                                                      ------------

GOLDMAN SACHS GROUP, INC.
(2.2%)
1.22%, 05/23/03 . . . . . . . . .         30,000,000    29,977,633
1.26%, 08/01/03 . . . . . . . . .          8,984,000     8,955,072
                                                        38,932,705
                                                      ------------
                                                        73,896,295
                                                      ------------
BUILDING SOCIETY (7.4%)
NATIONWIDE BUILDING SOCIETY
(3.9%)
1.29%, 05/07/03 . . . . . . . . .  $      18,000,000  $ 17,996,117
1.23%, 05/30/03 . . . . . . . . .         13,000,000    12,987,119
1.29%, 06/06/03 . . . . . . . . .         20,000,000    19,974,301
1.20%, 10/03/03 . . . . . . . . .         20,000,000    19,897,333
                                                      ------------
                                                        70,854,870
                                                      ------------

YORKSHIRE BUILDING SOCIETY (3.5%)
1.20%, 06/13/03 . . . . . . . . .         17,000,000    16,975,203
1.23%, 07/11/03 . . . . . . . . .         32,749,000    32,669,879
1.24%, 07/14/03 . . . . . . . . .          8,110,000     8,089,329
1.25%, 07/15/03 . . . . . . . . .          5,000,000     4,987,031
                                                        62,721,442
                                                      ------------
                                                       133,576,312
                                                      ------------
------------------------------------------------------------------
DIVERSIFIED FINANCE (2.7%)
GENERAL ELECTRIC CAPITAL CORP
(1.5%)
1.36%, 05/05/03 . . . . . . . . .          5,000,000     4,999,244
1.34%, 05/19/03 . . . . . . . . .         15,000,000    14,990,226
1.26%, 06/25/03 . . . . . . . . .          5,000,000     4,990,375
1.28%, 10/02/03 . . . . . . . . .          1,736,000     1,726,494
                                                      ------------
                                                        26,706,339
                                                      ------------

GENERAL ELECTRIC FINANCIAL
ASSURANCE CORP.
(1.2%)
1.29%, 05/01/03 (b) . . . . . . .          6,000,000     6,000,000
1.24%, 05/13/03 (b) . . . . . . .         15,856,000    15,849,446
                                                        21,849,446
                                                      ------------
                                                        48,555,785
                                                      ------------
------------------------------------------------------------------
FINANCE (5.2%)
ALLIANZ FINANCE CORP. (4.4%)
1.27%, 06/04/03 (b) . . . . . . .         56,228,000    56,160,823
1.28%, 06/09/03 (b) . . . . . . .         23,000,000    22,968,107
                                                      ------------
                                                        79,128,930
                                                      ------------

ING US FUNDING (0.8%)
1.38%, 06/04/03 . . . . . . . . .         15,000,000    14,980,450
                                                      ------------
                                                        94,109,380
                                                      ------------
------------------------------------------------------------------
FINANCE - CONSUMER
SALES (2.8%)
AMERICAN EXPRESS CREDIT
CORP. (0.3%)
1.24%, 07/24/03 . . . . . . . . .          5,000,000     4,985,533
                                                      ------------

AMERICAN GENERAL FINANCE
CORP. (2.0%)
1.24%, 05/02/03 . . . . . . . . .         21,217,000    21,216,269
1.21%, 06/26/03 . . . . . . . . .         15,917,000    15,887,041
                                                      ------------
                                                        37,103,310
                                                      ------------

HARLEY-DAVIDSON FUNDING
CORP. (0.5%)
1.25%, 06/16/03 (b) . . . . . . .          8,439,000     8,425,521
                                                      ------------
                                                        50,514,364
                                                      ------------

2003  SEMIANNUAL  REPORT  59

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  MONEY  MARKET  FUND  (Continued)

COMMERCIAL  PAPER  (CONTINUED)

                                       SHARES OR
                                   PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------
FOOD & BEVERAGE (0.6%)
KRAFT FOODS, INC. (0.6%)
1.13%, 05/27/03 . . . . . . . . .  $      10,011,000  $ 10,002,830
                                                      ------------
------------------------------------------------------------------
INSURANCE (1.3%)
ING AMERICA INSURANCE
HOLDINGS (0.4%)
1.22%, 06/09/03 . . . . . . . . .          7,468,000     7,458,130
                                                      ------------

MARSH & MCLENNAN CO. (0.9%)
1.23%, 06/05/03 (b) . . . . . . .         15,341,000    15,322,655
                                                      ------------
                                                        22,780,785
                                                      ------------
------------------------------------------------------------------
OIL & GAS (0.6%)
CHEVRON U.K. INVESTMENT
PLC (0.6%)
1.24%, 06/03/03 (b) . . . . . . .         10,000,000     9,988,633
                                                      ------------
------------------------------------------------------------------
PRINTING & PUBLISHING (0.7%)
E.W. SCRIPPS CO. (0.7%)
1.25%, 07/23/03 (b) . . . . . . .         12,755,000    12,718,241
                                                      ------------
------------------------------------------------------------------
TOBACCO (0.8%)
PHILIP MORRIS CO., INC. (0.8%)
1.30%, 05/09/03 . . . . . . . . .         15,000,000    14,995,667
                                                      ------------
TOTAL COMMERCIAL PAPER                               1,304,570,486
                                                     -------------

FLOATING RATE NOTES (14.2%)
ASSET BACKED (7.0%)
CC USA INC (1.1%)
1.30%, 05/20/03 (b) . . . . . . .         20,000,000    20,000,000
                                                     -------------

K2 (USA) LLC (2.0%)
1.29%, 05/27/03 (b) . . . . . . .          5,000,000     5,000,000
1.28%, 05/01/03 (b) . . . . . . .         30,000,000    30,000,000
                                                     -------------
                                                        35,000,000
                                                     -------------

NORTHLAKE CDO CLASS I-
MM (1.1%)
1.46%, 06/06/03 (b) . . . . . . .         20,000,000    20,000,000
                                                     -------------

PREMIER ASSET COLLATERALIZED
ENTITY LLC (1.7%)
1.29%, 05/15/03 (b) . . . . . . .         30,000,000    30,000,000
                                                     -------------

SIGMA FINANCE, INC. (0.8%)
1.28%, 05/27/03 (b) . . . . . . .         14,000,000    13,999,899
                                                     -------------

STANFIELD VICTORIA FUNDING (0.3%)
1.30%, 05/17/03 (b) . . . . . . .          6,000,000     6,000,000
                                                     -------------
                                                       124,999,899
                                                     -------------
FLOATING RATE NOTES (CONTINUED)
BANKS - DOMESTIC (0.7%)
WELLS FARGO & CO. (0.7%)
1.29%, 05/02/03 . . . . . . . . .         13,000,000    13,000,000
                                                     -------------
------------------------------------------------------------------
BANKS - FOREIGN (1.8%)
HBOS TREASURY SERVICES (1.0%)
1.33%, 05/20/03 . . . . . . . . .         18,000,000    18,000,000
                                                     -------------

NORTHERN ROCK PLC (0.8%)
1.30%, 07/16/03 . . . . . . . . .          5,000,000     5,000,000
1.33%, 05/16/03 . . . . . . . . .         10,000,000    10,000,000
                                                        15,000,000
                                                     -------------
                                                        33,000,000
                                                     -------------
------------------------------------------------------------------
BROKER / DEALERS (2.3%)
GOLDMAN SACHS GROUP,
INC. (1.2%)
1.46%, 05/01/03 . . . . . . . . .         21,000,000    21,000,000
                                                     -------------

MORGAN STANLEY DEAN WITTER
 & CO. (1.1%)
1.37%, 05/01/03 . . . . . . . . .         20,000,000    20,000,000
                                                     -------------
                                                        41,000,000
                                                     -------------
------------------------------------------------------------------
FINANCE - AUTO (1.0%)
AMERICAN HONDA FINANCE
CORP. (1.0%)
1.30%, 05/20/03 . . . . . . . . .          5,000,000     5,000,000
1.30%, 05/20/03 . . . . . . . . .         13,000,000    13,000,000
                                                     -------------
                                                        18,000,000
                                                     -------------
------------------------------------------------------------------
FINANCIAL SERVICES -
DIVERSIFIED (1.4%)
GENERAL ELECTRIC CAPITAL
CORP. (1.4%)
1.34%, 05/09/03 . . . . . . . . .         19,000,000    19,000,000
1.35%, 05/17/03 . . . . . . . . .          7,000,000     7,000,000
                                                     -------------
                                                        26,000,000
                                                     -------------
TOTAL FLOATING RATE NOTES                              255,999,899
                                                     -------------

U.S.  GOVERNMENT  SPONSORED  &  AGENCY  OBLIGATIONS  (7.9%)

FEDERAL HOME LOAN
BANK (3.6%)
1.47%, 03/05/04, Callable .               10,000,000    10,000,000
1.25%, 04/08/04, Callable .                5,000,000     5,000,000
1.38%, 05/11/04, Callable .               10,000,000    10,000,000
1.40%, 05/12/04, Callable .               15,000,000    15,000,000
1.40%, 05/28/04, Callable .               24,500,000    24,500,000
                                                     -------------
                                                        64,500,000
                                                     -------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION (0.3%)
1.29%, 01/29/04 . . . . . .                5,000,000     4,951,088
                                                     -------------

60     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
U.S.  GOVERNMENT  SPONSORED  &  AGENCY  OBLIGATIONS  (CONTINUED)


                                       SHARES OR
                                       PRINCIPAL
                                        AMOUNT          VALUE
-----------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (4.0%)
2.42%, 05/02/03. . . . . . . . . .  $   10,000,000   $ 9,999,328
2.10%, 05/30/03. . . . . . . . . .       6,000,000     5,989,971
1.42%, 02/20/04, Callable. . . . .      13,000,000    13,000,000
1.26%, 04/08/04, Callable. . . . .      20,000,000    19,999,999
1.45%, 04/19/04. . . . . . . . . .      20,000,000    20,000,000
1.40%, 04/28/04, Callable. . . . .       5,000,000     5,000,000
                                                    ------------
                                                      73,989,298
                                                    ------------
TOTAL U.S. GOVERNMENT SPONSORED & AGENCY
OBLIGATIONS. . . . . . . . . . . .                   143,440,386
                                                    ------------

YANKEE CERTIFICATES OF DEPOSIT (3.0%)

BANKS - FOREIGN (3.0%)
BARCLAYS US FUNDING
CORP. (2.7%)
2.10%, 07/14/03. . . . . . . . . .      50,000,000    50,000,000
                                                    ------------

WESTDEUTSCHE LANDESBANK
GIRO (0.3%)
2.56%, 05/16/03 (b). . . . . . . .       5,000,000     5,000,000
                                                    ------------

TOTAL YANKEE CERTIFICATES
OF DEPOSIT                                            55,000,000
                                                    ------------

BANK NOTES (1.9%)
BANKS - DOMESTIC (1.6%)
BANK ONE CAPITA
MARKETS (1.6%)
1.25%, 08/14/03. . . . . . . . . .      30,000,000    30,000,000
                                                    ------------
----------------------------------------------------------------
FINANCE - AUTO (0.3%)
CAPITAL ONE PRIME
AUTO (0.3%)
1.26%, 03/15/04. . . . . . . . . .       5,000,000     5,000,000
                                                    ------------

TOTAL BANK NOTES                                      35,000,000
                                                    ------------

TAXABLE MUNICIPAL BONDS (1.6%)
ELECTRIC UTILITY (1.4%)
SOUTH CAROLINA PUBLIC
SERVICE AUTHORITY (1.4%)
1.29%, 05/05/03. . . . . . . . . .      10,000,000     9,998,567
1.23%, 06/13/03. . . . . . . . . .      16,390,000    16,365,920
                                                    ------------
                                                      26,364,487
                                                    ------------
----------------------------------------------------------------
GOVERNMENTAL
FINANCING (0.2%)
SUNSHINE STATE GOVERNMENTAL
FINANCING COMMISSION (0.2%)
1.31%, 06/13/03. . . . . . . . . .       1,296,000     1,293,972
1.30%, 07/25/03. . . . . . . . . .       2,218,000     2,211,192
                                                    ------------
                                                       3,505,164
                                                    ------------

TOTAL TAXABLE MUNICIPAL BONDS                         29,869,651
                                                    ------------

CERTIFICATES OF DEPOSIT (1.1%)
BANKS - FOREIGN (1.1%)
WESTDEUTSCHE LANDESBANK
GIRO (1.1%)
1.31%, 07/13/03 (b) (c). . . . . .   $  20,000,000  $ 20,000,000
                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT. . .                    20,000,000
                                                    ------------

CORPORATE BONDS (0.6%)
FINANCIAL SERVICES (0.6%)
WELLS FARGO & CO. (0.6%)
7.20%, 05/01/03. . . . . . . . . .      10,000,000    10,000,000
                                                    ------------

TOTAL CORPORATE BONDS                                 10,000,000
                                                    ------------

MONEY MARKET (0.1%)
MANAGEMENT INVESTMENT,
OPEN-END - MUTUAL FUNDS (0.1%)
AIM Liquid Assets Portfolio -
Institutional Class                      1,694,890.    1,694,890
                                                    ------------
TOTAL MONEY MARKET . . . . . . . .                     1,694,890
                                                   -------------

TOTAL INVESTMENTS
(COST $1,855,575,312) (A) - 102.5%                 1,855,575,312

LIABILITIES IN EXCESS OF OTHER
ASSETS - (2.5)%. . . . . . . . . .                   (44,671,294)
                                                   -------------

NET ASSETS - 100.0%. . . . . .              . .   $1,810,904,018
                                                  ==============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Rule 144A, Section 4(2) or other security, which is restricted as to resale. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c) Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2003. The maturity date represents the next reset date for the security.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

2003  SEMIANNUAL  REPORT  61

--------------------------------------------------------------------------------
GARTMORE  MORLEY  ENHANCED  INCOME  FUND

Class  A  Shares  symbol:  NMEA
Institutional  Class  symbol:  NMEIX
Institutional  Service  Class  symbol:  NMESX

HOW  DID  THE  FUND  PERFORM?

For the six-month period ended April 30, 2003, the Fund returned 1.53%* versus 1.43% for its benchmark, the Lipper Ultra Short Bond Index.

For broader comparison, the average return for this Fund's peer category (Corporate Debt Funds, BBB Rated) was 7.98%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

The interest rates at the short end of the yield curve (the two-year to three-year sector) dropped approximately 25 basis points, adding a significant element of capital gains to the Fund's total return. Our holdings in relatively higher-yielding assets, such as U.S. Agency mortgage-backed securities and asset-backed securities with an average maturity of three to five years, also helped performance. These assets contributed both an income advantage and price appreciation from narrowing spreads.

The Fund's holdings remain focused on the highest-quality tier of credits, which helped it avoid the credit problems that affected the market in this current weak economic environment. Our hedging strategy, which employs futures contracts to reduce the volatility of the Fund's net asset value, continues to reduce potential total return performance. The hedging strategy permits the purchase of longer-maturity assets by reducing their net interest rate exposure such that the Fund maintains its duration below two years.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

The Fund's holdings were composed predominantly of U.S. agency mortgage-backed securities, AAA-rated asset-backed securities, and AAA-rated commercial mortgage-backed securities, all of which contributed positively to performance. Mortgage-backed securities are subject to prepayment risks that can produce short-term swings in their market value. Nevertheless, we anticipate that the relative yield advantage of these types of securities will enhance medium-term and long-term performance.

The Fund (all share classes combined) grew significantly during the past six months, a period during which interest rate levels available for new purchases were near historical lows. This detracted from performance.

HOW  IS  THE  FUND  POSITIONED?

We believe we have positioned the Fund to outperform its benchmark, based on the Fund's relative yield advantage and the high credit quality of its holdings. We have increased the Fund's exposure to certain sectors, such as commercial mortgage-backed securities and asset-backed securities, which enhanced the Fund's yield and maintained its relative cash flow stability. We believe this positions the Fund to perform well even in volatile interest-rate environments. Given that the Federal Reserve will likely continue its neutral-to-accommodative monetary policy, we expect the Fund's potential performance advantage to remain constant or increase.

PORTFOLIO  MANAGER:  Perpetua  M.  Phillips  and  Parker  D.  Bridgeport
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $104,419,071
APRIL  30,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  April  30,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2    2.00%        3.07%
                              w/SC3     -1.79%        1.90%
Institutional Class4 . . . .     2.32%   3.49%
Institutional Service Class4     2.06%   3.25%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  3.75%  front-end  sales  charge  was  deducted.
4    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A           LIPPER ULTRA SHORT FUND INDEX   CPI
-------------------------------------------------------------------
12/29/1999    9,625                                  10,000  10,000
10/31/2000    9,996                                  10,540  10,339
10/31/2001   10,322                                  11,260  10,559
10/31/2002   10,487                                  11,498  10,772
4/30/2003.   10,647                                  11,663  11,020

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Lipper Ultra Short Fund Index consists of Funds with at least 65% of their assets in investment grade debt instruments and maintains a portfolio with average maturity between 91 days and 365 days.
(b)The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS
April  30,  2003  (Unaudited)

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

U.S.  GOVERNMENT  AGENCIES  -  MORTGAGES  (38.3%)

                                              PRINCIPAL
                                                AMOUNT       VALUE
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION (6.7%)
6.50%, 06/01/14, Pool #E00678. . . . . . . .  $  874,802  $   924,194
6.00%, 07/01/16, Pool #E00991. . . . . . . .   1,314,518    1,373,653
5.00%, 08/01/17, Pool #E90983. . . . . . . .   2,216,575    2,292,151
4.50%, 09/01/17, Pool #E91523. . . . . . . .   1,901,259    1,932,377
5.00%, 09/01/17, Pool #E91316. . . . . . . .     911,703      942,788
                                                         ------------
                                                            7,465,163
                                                         ------------
---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (31.6%)
6.50%, 02/01/09, Pool #190255. . . . . . . .     681,175      726,240
5.00%, 04/01/09, Pool #254325. . . . . . . .     711,699      735,607
5.50%, 04/01/09, Pool #254256. . . . . . . .     609,126      631,322
5.00%, 05/01/09, Pool #254349. . . . . . . .   1,450,744    1,499,478
5.00%, 08/01/09, Pool #254437. . . . . . . .   1,604,932    1,658,845
6.00%, 06/01/16, Pool #253845. . . . . . . .   1,352,418    1,417,780
6.00%, 12/01/16, Pool #254089. . . . . . . .   2,160,838    2,265,271
6.00%, 01/01/17, Pool #545415. . . . . . . .   1,822,309    1,910,381
5.50%, 02/01/17, Pool #625178. . . . . . . .   3,024,395    3,148,223
5.50%, 02/01/17, Pool #254195. . . . . . . .   3,145,815    3,274,615
5.00%, 03/01/17, Pool #619092. . . . . . . .   2,154,351    2,229,323
5.00%, 03/01/17, Pool #634766. . . . . . . .   2,600,571    2,688,237
5.00%, 09/01/17, Pool #545901. . . . . . . .   5,518,372    5,704,400
4.50%, 02/01/18, Pool #683124. . . . . . . .   1,967,108    1,997,141
4.50%, 04/01/18, Pool #695871. . . . . . . .   5,000,000    5,076,340
                                                         ------------
                                                           34,963,203
                                                         ------------

TOTAL U.S. GOVERNMENT AGENCIES -
MORTGAGES                                                  42,428,366
                                                         ------------

COMMERCIAL MORTGAGE BACKED
SECURITIES (23.7%)
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 2001-TOP4, Class A1,
 5.06%, 11/15/16 . . . . . . . . . . . . . .   1,910,100    2,027,540
Bear Stearns Commercial Mortgage
Securities,
Series 2001-TOP2, Class A1,
6.08%, 02/15/35. . . . . . . . . . . . . . .     933,814    1,019,363
Chase Commercial Mortgage
Securities,
Series 1998-2, Class A2,
6.39%, 11/18/30. . . . . . . . . . . . . . .   2,000,000    2,261,664
Chase Commercial Mortgage
Securities Corp.,
Series 1998-2, Class A1,
6.03%, 11/18/30. . . . . . . . . . . . . . .     733,487      792,035
Federal National Mortgage Association,
3.50%, 03/25/33, Series 2003-14,
Class AN . . . . . . . . . . . . . . . . . .   3,454,196    3,447,541
First Union - Lehman Brothers -
Bank of America,
Serie1998-C2, Class A2,
 6.56%, 11/18/35 . . . . . . . . . . . . . .   2,000,000    2,271,333
J.P. Morgan Chase Commercial
Mortgage Securities
Corp., Series 2001-CIB3, Class A2,
 6.04%, 11/15/35 . . . . . . . . . . . . . .   1,000,000    1,111,640
LB-UBS Commercial Mortgage Trust,
Series 2002-C7,
Class A1, 3.17%, 12/15/26. . . . . . . . . .   1,900,406    1,936,385
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP1,
Class A3, 6.46%, 02/15/33. . . . . . . . . .   2,450,000    2,757,267
Morgan Stanley Dean Witter,
Series 2001-TOP3,
Class A1, 5.31%, 07/15/33. . . . . . . . . .   1,506,821    1,595,638
Morgan Stanley Dean Witter,
Series 2001-TOP5,
Class A1, 5.02%, 10/15/35. . . . . . . . . .   2,579,416    2,729,006
Morgan Stanley Dean Witter,
Series 2002-HQ,
Class A1, 4.59%, 04/15/34. . . . . . . . . .     789,737      817,200
Morgan Stanley Dean Witter,
Series 2002-IQ2,
Class A1, 4.09%, 12/15/35. . . . . . . . . .     884,355      919,934
Prudential Commercial Mortgage
 Trust of America,
Series 2003-PWR1, 3.67%, 02/11/36. . . . . .   2,492,093    2,491,129
                                                         ------------

TOTAL COMMERCIAL MORTGAGE
 BACKED SECURITIES                                         26,177,675
                                                         ------------

ASSET BACKED MORTGAGES (21.4%)
Chase Funding Mortgage Loan,
Series 2002-1,
5.04%, 12/25/23. . . . . . . . . . . . . . .   1,000,000    1,049,010
Chase Funding Mortgage Loan,
Series 2002-4,
Class 1A2, 2.81%, 10/25/17 . . . . . . . . .   1,000,000    1,007,936
Chase Funding Mortgage Loan,
Series 2003-1,
Class 1A2, 2.55%, 12/25/17 . . . . . . . . .   2,000,000    2,011,236
Countrywide Securities, Series
2002-SC1,
Class A2, 3.33%, 06/25/17. . . . . . . . . .   2,000,000    2,020,290
Equity One, Inc., Series 2003-2,
Class AF-2,
2.41%, 09/25/33. . . . . . . . . . . . . . .   3,000,000    3,008,906
Fannie Mae Grantor Trust,
Series 2003-T3,
Class 2A2, 2.31%, 12/25/23 . . . . . . . . .   4,000,000    4,006,874
FHLMC Structured Pass Through
Securities,
Series T-47, Class A3,
2.47%, 08/27/07. . . . . . . . . . . . . . .   2,000,000    2,008,150
FHLMC Structured Pass Through
Securities,
Series T-50, Class A7,
3.55%, 10/27/31. . . . . . . . . . . . . . .   2,000,000    1,944,309
Residential Asset Mortgage
Products, Inc.,
Series 2002-RS6, Class AI3,
 3.82%, 01/25/28 . . . . . . . . . . . . . .   2,500,000    2,564,393
Residential Asset Securities Corp.,
Series 2002-KS8,
Class A3, 3.69%, 03/25/27. . . . . . . . . .   2,000,000    2,045,437
Residential Funding Mortgage
 Securities,
Series 2002-HS3, Class 1A2, 3.03%, 08/25/17.   2,000,000    2,013,182
                                                         ------------

TOTAL ASSET BACKED MORTGAGES                               23,679,723
                                                         ------------

U.S. GOVERNMENT AGENCIES (8.4%)
FEDERAL HOME LOAN MORTGAGE
CORPORATION (1.9%)
5.13%, 02/13/07. . . . . . . . . . . . . . .   2,000,000    2,061,464
                                                         ------------
---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (6.5%)
2.88%, 10/15/05. . . . . . . . . . . . . . .   5,000,000    5,121,535
6.40%, 05/14/09. . . . . . . . . . . . . . .   2,000,000    2,091,110
                                                         ------------
                                                            7,212,645
                                                         ------------

TOTAL U.S. GOVERNMENT AGENCIES                              9,274,109
                                                         ------------

2003  SEMIANNUAL  REPORT  63

--------------------------------------------------------------------------------
STATEMENT  OF  INVESTMENTS  (Continued)
April  30,  2003  (Unaudited)

GARTMORE  MORLEY  ENHANCED  INCOME  FUND  (Continued)

CORPORATE  BONDS  (1.9%)

                                      PRINCIPAL
                                        AMOUNT       VALUE
---------------------------------------------------------------
FINANCIAL SERVICES (1.3%)
Associates Corporation NA,
5.50%, 02/15/04. . . . . . . . . . .  $  750,000  $    774,419
Norwest Financial, Inc.,
7.20%, 04/01/04. . . . . . . . . . .     700,000       736,669
                                                  ------------
                                                     1,511,088
                                                  ------------
--------------------------------------------------------------
SECURITY BROKERS & DEALERS (0.6%)
Morgan Stanley Dean Witter,
7.13%, 08/15/03. . . . . . . . . . .     600,000       609,545
                                                  ------------

TOTAL CORPORATE BONDS                                2,120,633
                                                  ------------

COLLATERIZED MORTGAGE
OBLIGATIONS (0.7%)
Washington Mutual, Series 2001-AR4,
Class A4, 4.65%, 12/25/31. . . . . .     733,096       738,565
                                                  ------------

TOTAL COLLATERIZED MORTGAGE
OBLIGATIONS                                            738,565
                                                  ------------

TOTAL INVESTMENTS
(COST $102,563,971) (A) - 94.4%                    104,419,071

OTHER ASSETS IN EXCESS
OF LIABILITIES - 5.6%                                6,204,901
                                                  ------------

NET ASSETS - 100.0%                               $110,623,972
                                                  ============



(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
FHLMC   Federal  Home  Loan  Mortage  Corporation
At  April  30,  2003,  the  Fund's open short futures contracts were as follows:

                                        MARKET
                                         VALUE
                                        COVERED      UNREALIZED
NUMBER OF  SHORT                          BY        APPRECIATION
CONTRACTS  CONTRACTS*     EXPIRATION   CONTRACTS   (DEPRECIATION)
-------------------------------------------------------------------
      240  U.S. Treasury
           5 Year Note .     6/21/03  $27,300,000  $     (188,750)
       50  U.S. Treasury
           2 Year Note .     6/26/03   10,795,313         (53,437)
                                                   ---------------
                                                   $     (242,187)
                                                   ===============

*    Cash  pledged  as  collateral.
SEE  NOTES  TO  FINANCIAL  STATEMENTS.

64     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
April  30,  2003  (Unaudited)


                                                           GARTMORE          GARTMORE
                                             GARTMORE     GOVERNMENT          TAX-FREE
                                             BOND FUND     BOND FUND        INCOME FUND
----------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $141,671,273;
236,666,743 and $188,052,731;
respectively) . . . . . . . . . . . . . . .  $153,231,249   $245,416,653   $201,872,882
Cash. . . . . . . . . . . . . . . . . . . .         1,252        381,526      1,883,604
Interest and dividends receivable . . . . .     2,036,226      2,232,904      3,433,506
Receivable for investments sold . . . . . .             -              -        461,747
Prepaid expenses and other assets . . . . .        21,747         27,783         19,749
                                             ------------------------------------------
Total Assets. . . . . . . . . . . . . . . .   155,290,474    248,058,866    207,671,488
                                             ------------------------------------------
LIABILITIES:
Distributions payable . . . . . . . . . . .       629,819        791,134        751,839
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . .        63,156        101,860         84,694
Fund administration and transfer
agent fees. . . . . . . . . . . . . . . . .        35,271         43,388         41,985
Distribution fees . . . . . . . . . . . . .         4,607         17,496          6,530
Administrative servicing fees . . . . . . .         7,942         21,451            257
Other . . . . . . . . . . . . . . . . . . .        18,356         18,842         37,070
                                             ------------------------------------------
Total Liabilities . . . . . . . . . . . . .       759,151        994,171        922,375
                                             ------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $154,531,323   $247,064,695   $206,749,113
                                             ==========================================
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . .  $152,969,867   $233,681,914   $193,543,592
Accumulated net investment
 income (loss). . . . . . . . . . . . . . .        (2,181)        18,332       (156,388)
Accumulated net realized gains
(losses) on investment transactions . . . .    (9,996,339)     4,614,539       (458,242)
Net unrealized appreciation
(depreciation) on investments . . . . . . .    11,559,976      8,749,910     13,820,151
                                             ------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $154,531,323   $247,064,695   $206,749,113
                                             ==========================================
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . .  $  9,201,405   $ 58,141,297   $  6,919,504
Class B Shares. . . . . . . . . . . . . . .     3,730,882      6,212,753      6,861,737
Class C Shares. . . . . . . . . . . . . . .       238,903      1,808,798        553,823
Class D Shares. . . . . . . . . . . . . . .   141,360,133    180,901,847    192,414,049
                                             ------------------------------------------
Total . . . . . . . . . . . . . . . . . . .  $154,531,323   $247,064,695   $206,749,113
                                             ==========================================
SHARES OUTSTANDING (unlimited number
of shares authorized):
Class A Shares. . . . . . . . . . . . . . .       948,056      5,364,557        654,312
Class B Shares. . . . . . . . . . . . . . .       384,291        573,673        648,897
Class C Shares. . . . . . . . . . . . . . .        24,581        167,030         52,458
Class D Shares. . . . . . . . . . . . . . .    14,542,810     16,683,204     18,192,926
                                             ------------------------------------------
Total . . . . . . . . . . . . . . . . . . .    15,899,738     22,788,464     19,548,593
                                             ==========================================
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . .  $       9.71   $      10.84   $      10.58
Class B Shares (a). . . . . . . . . . . . .  $       9.71   $      10.83   $      10.57
Class C Shares (b). . . . . . . . . . . . .  $       9.72   $      10.83   $      10.56
Class D Shares. . . . . . . . . . . . . . .  $       9.72   $      10.84   $      10.58
MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge)
of net asset value adjusted
to the nearest cent):
Class A Shares. . . . . . . . . . . . . . .  $      10.19   $      11.38   $      11.11
Class C Shares. . . . . . . . . . . . . . .  $       9.82   $      10.94   $      10.67
Class D Shares. . . . . . . . . . . . . . .  $      10.18   $      11.35   $      11.08
Maximum Sales Charge - Class A Shares . . .          4.75%          4.75%          4.75%
                                             ==========================================
Maximum Sales Charge - Class C Shares . . .          1.00%          1.00%          1.00%
                                             ==========================================
Maximum Sales Charge - Class D Shares . . .          4.50%          4.50%          4.50%
                                             ==========================================
---------------------------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  65

--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
April  30,  2003  (Unaudited)


                                                                       GARTMORE        GARTMORE
                                                                         MONEY          MORLEY
                                                                        MARKET         ENHANCED
                                                                         FUND         INCOME FUND
--------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $1,855,575,312 and $102,563,971;
respectively). . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,855,575,312   $104,419,071
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,551      6,226,642
Interest and dividends receivable. . . . . . . . . . . . . . . . .       1,831,269        454,364
Receivable from adviser. . . . . . . . . . . . . . . . . . . . . .             832         10,541
Prepaid expenses and other assets. . . . . . . . . . . . . . . . .          89,956         18,883
                                                                    -----------------------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,857,498,920    111,129,501
                                                                    -----------------------------
LIABILITIES:
Distributions payable. . . . . . . . . . . . . . . . . . . . . . .       1,115,266        318,083
Payable for investments purchased. . . . . . . . . . . . . . . . .      44,397,333              -
Payable for variation margin on futures contracts. . . . . . . . .               -        135,156
Accrued expenses and other payables
Investment advisory fees . . . . . . . . . . . . . . . . . . . . .         590,727         29,892
Fund administration and transfer agent fees. . . . . . . . . . . .         334,448         13,422
Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . .             925            523
Administrative servicing fees. . . . . . . . . . . . . . . . . . .          26,302          2,099
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         129,901          6,354
                                                                    -----------------------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . .      46,594,902        505,529
                                                                    -----------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,810,904,018   $110,623,972
                                                                    =============================
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,810,913,263   $112,284,085
Accumulated net investment income (loss) . . . . . . . . . . . . .               -         (3,958)
Accumulated net realized gains (losses) on investment
and futures transactions . . . . . . . . . . . . . . . . . . . . .          (9,245)    (3,269,068)
Unrealized appreciation (depreciation) on investments and futures.               -      1,612,913
                                                                    -----------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,810,904,018   $110,623,972
                                                                    =============================
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  $            -   $  2,576,442
Institutional Class Shares . . . . . . . . . . . . . . . . . . . .   1,265,662,043     98,554,208
Institutional Service Class Shares . . . . . . . . . . . . . . . .               -      9,493,322
Service Class Shares . . . . . . . . . . . . . . . . . . . . . . .       9,773,070              -
Prime Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .     535,468,905              -
                                                                    -----------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,810,904,018   $110,623,972
                                                                    =============================
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . .               -        273,442
Institutional Class Shares . . . . . . . . . . . . . . . . . . . .   1,265,719,505     10,458,083
Institutional Service Class Shares . . . . . . . . . . . . . . . .               -      1,006,945
Service Class Shares . . . . . . . . . . . . . . . . . . . . . . .       9,772,026              -
Prime Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .     535,690,162              -
                                                                    -----------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,811,181,693     11,738,470
                                                                    =============================
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  $            -   $       9.42
Institutional Class Shares . . . . . . . . . . . . . . . . . . . .  $         1.00   $       9.42
Institutional Service Class Shares . . . . . . . . . . . . . . . .  $            -   $       9.43
Service Class Shares . . . . . . . . . . . . . . . . . . . . . . .  $         1.00   $          -
Prime Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         1.00   $          -
MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum
sales charge) of net asset value adjusted to the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  $            -   $       9.79
                                                                    -----------------------------
Maximum Sales Charge - Class A Shares. . . . . . . . . . . . . . .               -           3.75%
                                                                    =============================
---------------------------------------------------------------------------------------

See  notes  to  financial  statements.

66     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS
For  the  Six  Months  Ended  April  30,  2003  (Unaudited)


                                                            GARTMORE      GARTMORE
                                               GARTMORE    GOVERNMENT     TAX-FREE
                                              BOND FUND    BOND FUND     INCOME FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . .  $4,411,054  $ 5,858,382   $  5,461,016
                                              --------------------------------------
Total Income . . . . . . . . . . . . . . . .   4,411,054    5,858,382      5,461,016
                                              --------------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . .     372,653      603,305        516,554
Fund administration and transfer agent fees.     131,658      197,174        177,050
Distribution fees Class A. . . . . . . . . .      10,552       70,119          8,801
Distribution fees Class B. . . . . . . . . .      15,256       25,851         27,661
Distribution fees Class C. . . . . . . . . .       1,051        5,227          2,077
Administrative servicing fees Class A. . . .       3,017       37,744            654
Administrative servicing fees Class D. . . .      43,985       89,404              -
Other. . . . . . . . . . . . . . . . . . . .      47,791       59,666         48,834
                                              --------------------------------------
Total Expenses . . . . . . . . . . . . . . .     625,963    1,088,490        781,631
                                              --------------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . .   3,785,091    4,769,892      4,679,385
                                              --------------------------------------
REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
 investment transactions . . . . . . . . . .     595,910    4,614,539        (97,976)
Net change in unrealized appreciation/
depreciation on investments. . . . . . . . .   3,741,768   (2,798,272)     1,369,537
                                              --------------------------------------
Net realized/unrealized gains (losses)
 on investments. . . . . . . . . . . . . . .   4,337,678    1,816,267      1,271,561
                                              --------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS. . . . . . . . . . . . . . .  $8,122,769  $ 6,586,159   $  5,950,946
                                              ======================================
--------------------------------------------------------------------------------

See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  67

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS
For  the  Six  Months  Ended  April  30,  2003  (Unaudited)


                                                                             GARTMORE
                                                              GARTMORE        MORLEY
                                                                MONEY        ENHANCED
                                                             MARKET FUND    INCOME FUND
----------------------------------------------------------------------------------------
Interest income. . . . . . . . . . . . . . . . . . . . . .  $ 13,185,880   $  1,862,450
Dividend income. . . . . . . . . . . . . . . . . . . . . .       331,970              -
                                                            ---------------------------
Total Income . . . . . . . . . . . . . . . . . . . . . . .    13,517,850      1,862,450
                                                            ---------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . .     3,556,531        154,516
Fund administration and transfer agent fees. . . . . . . .     1,440,315         69,343
Distribution fees Class A. . . . . . . . . . . . . . . . .             -          2,147
Distribution fees Service Class. . . . . . . . . . . . . .        80,023              -
Administrative servicing fees Class A. . . . . . . . . . .             -            670
Administrative servicing fees Institutional Service Class.             -         11,937
Administrative servicing fees Service Class. . . . . . . .       106,698              -
Adminitsrative servicing fees Prime Shares . . . . . . . .       238,184              -
Registration and filing fees . . . . . . . . . . . . . . .        17,446         15,380
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .       287,155         11,566
                                                            ---------------------------
Total expenses before reimbursed expenses. . . . . . . . .     5,726,352        265,559
Expenses reimbursed. . . . . . . . . . . . . . . . . . . .       (79,668)       (52,140)
                                                            ---------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . . . .     5,646,684        213,419
                                                            ---------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .     7,871,166      1,649,031
                                                            ---------------------------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) on investment transactions . .           758         57,845
Net realized gains (losses) on futures transactions. . . .             -       (797,581)
                                                            ---------------------------
Net realized gains (losses) on investment and
futures transactions . . . . . . . . . . . . . . . . . . .           758       (739,736)
Net change in unrealized appreciation/depreciation
 on investments and futures. . . . . . . . . . . . . . . .             -        588,460
                                                            ---------------------------
Net realized/unrealized gains (losses) on
 investments and futures . . . . . . . . . . . . . . . . .           758       (151,276)
                                                            ---------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .  $  7,871,924   $  1,497,755
                                                            ===========================
--------------------------------------------------------------------------------

See  notes  to  financial  statements.

68     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                                             GARTMORE  BOND  FUND          GARTMORE  GOVERNMENT         GARTMORE  TAX-FREE
                                                                               BOND  FUND                  INCOME  FUND
                                     -------------------------------------------------------------------------------------------
                                                                        SIX MONTHS                    SIX MONTHS
                                     SIX MONTHS ENDED       YEAR           ENDED          YEAR           ENDED          YEAR
                                        APRIL 30,           ENDED        APRIL 30,        ENDED        APRIL 30,        ENDED
                                           2003          OCTOBER 31,       2003        OCTOBER 31,       2003        OCTOBER 31,
                                       (UNAUDITED)          2002        (UNAUDITED)       2002        (UNAUDITED)       2002
--------------------------------------------------------------------------------------------------------------------------------

FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment income. . . . . . .  $       3,785,091   $  7,666,317   $  4,769,892   $  8,669,914   $  4,679,385   $  9,888,340
Net realized gains (losses)
on investment transactions . . . .            595,910     (1,539,939)     4,614,539      4,187,857        (97,976)       532,201
Net change in unrealized
appreciation/
depreciation on investments. . . .          3,741,768       (766,974)    (2,798,272)       105,146      1,369,537       (377,237)
                                    ---------------------------------------------------------------------------------------------
Change in net assets resulting
from operations. . . . . . . . . .          8,122,769      5,359,404      6,586,159     12,962,917      5,950,946     10,043,304
                                    ---------------------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income. . . . . . .           (205,531)      (316,216)    (1,050,331)    (2,388,866)      (151,306)      (305,916)
Net realized gains on
 investments . . . . . . . . . . .                  -              -       (965,450)    (1,104,523)             -              -

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income. . . . . . .            (77,901)      (157,976)       (99,799)      (185,186)      (120,942)      (237,059)
Net realized gains on
 investments . . . . . . . . . . .                  -              -       (106,430)       (77,302)             -              -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income. . . . . . .             (5,358)        (9,858)       (19,900)       (24,927)        (9,083)        (6,207)
Net realized gains on
 investments . . . . . . . . . . .                  -              -        (18,390)        (8,685)             -              -

DISTRIBUTIONS TO CLASS D
SHAREHOLDERS FROM:
Net investment income. . . . . . .         (3,501,529)    (7,180,777)    (3,580,260)    (6,106,620)    (4,398,054)    (9,339,235)
Net realized gains on investments.                  -              -     (3,061,885)    (2,345,282)             -              -
                                    ---------------------------------------------------------------------------------------------
Change in net assets from
shareholder distributions. . . . .         (3,790,319)    (7,664,827)    (8,902,445)   (12,241,391)    (4,679,385)    (9,888,417)
                                    ---------------------------------------------------------------------------------------------
Change in net assets from capital
transactions . . . . . . . . . . .          2,779,953      9,818,473     12,226,506     50,506,500     (4,375,143)    (4,788,079)
                                    ---------------------------------------------------------------------------------------------
Change in net assets . . . . . . .          7,112,403      7,513,050      9,910,220     51,228,026     (3,103,582)    (4,633,192)

NET ASSETS:
Beginning of period. . . . . . . .        147,418,920    139,905,870    237,154,475    185,926,449    209,852,695    214,485,887
                                    ---------------------------------------------------------------------------------------------
End of period. . . . . . . . . . .  $     154,531,323   $147,418,920   $247,064,695   $237,154,475   $206,749,113   $209,852,695
                                    =============================================================================================

See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  69

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                                                        GARTMORE  MONEY                   GARTMORE  MORLEY
                                                          MARKET  FUND                  ENHANCED  INCOME  FUND
                                           -------------------------------------------------------------------------
                                              SIX MONTHS                            SIX MONTHS
                                                ENDED               YEAR              ENDED               YEAR
                                            APRIL 30, 2003         ENDED          APRIL 30, 2003         ENDED
                                             (UNAUDITED)      OCTOBER 31, 2002     (UNAUDITED)      OCTOBER 31, 2002
                                           -------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income . . . . . . . . . .  $     7,871,166   $      21,385,857   $     1,649,031   $       1,726,614
Net realized gains (losses) on investment
and futures transactions. . . . . . . . .              758              (7,994)         (739,736)         (1,820,453)
Net change in unrealized appreciation/
depreciation on investments and futures .                -                   -           588,460             805,214
                                           -------------------------------------------------------------------------
Change in net assets resulting
 from operations. . . . . . . . . . . . .        7,871,924          21,377,863         1,497,755             711,375
                                           -------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .                -                   -           (29,896)            (45,549)

DISTRIBUTIONS TO INSTITUTIONAL
CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .       (4,605,678)        (14,468) (a)       (1,459,491)         (1,206,773)

DISTRIBUTIONS TO INSTITUTIONAL
 SERVICE CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .                -                   -          (170,614)           (474,059)

DISTRIBUTIONS TO SERVICE
 CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .         (506,965)         (6,027,295)                -                   -

DISTRIBUTIONS TO PRIME
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . .       (2,847,480)        (15,341,186)                -                   -
                                           -------------------------------------------------------------------------
Change in net assets from
 shareholder distributions. . . . . . . .       (7,960,123)        (21,382,949)       (1,660,001)         (1,726,381)
                                           -------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . . . . .       (2,520,219)        (13,130,790)       41,299,516          48,135,468
                                           -------------------------------------------------------------------------
Change in net assets. . . . . . . . . . .       (2,608,418)        (13,135,876)       41,137,270          47,120,462

NET ASSETS:
Beginning of period . . . . . . . . . . .    1,813,512,436       1,826,648,312        69,486,702          22,366,240
                                           -------------------------------------------------------------------------
End of period . . . . . . . . . . . . . .  $ 1,810,904,018   $   1,813,512,436   $   110,623,972   $      69,486,702
                                           =========================================================================

(a) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

70     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  BOND  FUND


                                             INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                       -----------------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND
                                                   UNREALIZED                                                  NET
                            NET                      GAINS         TOTAL                                  ASSET VALUE,
                       ASSET VALUE,      NET        (LOSSES)       FROM          NET                           END         TOTAL
                         BEGINNING    INVESTMENT       ON       INVESTMENT   INVESTMENT       TOTAL            OF         RETURN
                         OF PERIOD      INCOME    INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD         (A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 1998 (c).  $        9.52        0.26         0.23         0.49        (0.26)          (0.26)  $        9.75  5.18% (e)
Year Ended
October 31, 1999. . .  $        9.75        0.53        (0.68)       (0.15)       (0.53)          (0.53)  $        9.07    (1.58%)
Year Ended
October 31, 2000. . .  $        9.07        0.57        (0.32)        0.25        (0.57)          (0.57)  $        8.75      2.87%
Year Ended
October 31, 2001. . .  $        8.75        0.52         0.84         1.36        (0.53)          (0.53)  $        9.58     16.01%
Year Ended
October 31, 2002. . .  $        9.58        0.50        (0.15)        0.35        (0.50)          (0.50)  $        9.43      3.84%
Six Months Ended
April 30, 2003
(Unaudited) . . . . .  $        9.43        0.23         0.28         0.51        (0.23)          (0.23)  $        9.71  5.47% (e)

CLASS B SHARES
Period Ended
 October 31, 1998 (c)  $        9.52        0.23         0.23         0.46        (0.23)          (0.23)  $        9.75  4.85% (e)
Year Ended
October 31, 1999. . .  $        9.75        0.47        (0.67)       (0.20)       (0.47)          (0.47)  $        9.08    (2.07%)
Year Ended
October 31, 2000. . .  $        9.08        0.52        (0.33)        0.19        (0.52)          (0.52)  $        8.75      2.15%
Year Ended
October 31, 2001. . .  $        8.75        0.47         0.84         1.31        (0.48)          (0.48)  $        9.58     15.33%
Year Ended
October 31, 2002. . .  $        9.58        0.45        (0.15)        0.30        (0.45)          (0.45)  $        9.43      3.26%
Six Months Ended
April 30, 2003
(Unaudited) . . . . .  $        9.43        0.21         0.28         0.49        (0.21)          (0.21)  $        9.71  5.20% (e)

CLASS C SHARES
Period Ended
October 31, 2001 (d).  $        9.19        0.25         0.40         0.65        (0.25)          (0.25)  $        9.59  7.25% (e)
Year Ended
October 31, 2002. . .  $        9.59        0.45        (0.15)        0.30        (0.45)          (0.45)  $        9.44      3.26%
Six Months Ended
April 30, 2003
 (Unaudited). . . . .  $        9.44        0.21         0.28         0.49        (0.21)          (0.21)  $        9.72  5.19% (e)

CLASS D SHARES
Year Ended
 October 31, 1998 (c)  $        9.49        0.57         0.27         0.84        (0.57)          (0.57)  $        9.76      9.11%
Year Ended
 October 31, 1999 . .  $        9.76        0.55        (0.67)       (0.12)       (0.55)          (0.55)  $        9.09    (1.24%)
Year Ended
October 31, 2000. . .  $        9.09        0.59        (0.33)        0.26        (0.59)          (0.59)  $        8.76      2.97%
Year Ended
October 31, 2001. . .  $        8.76        0.54         0.84         1.38        (0.55)          (0.55)  $        9.59     16.23%
Year Ended
October 31, 2002. . .  $        9.59        0.52        (0.15)        0.37        (0.52)          (0.52)  $        9.44      4.07%
Six Months Ended
 April 30, 2003
(Unaudited) . . . . .  $        9.44        0.24         0.28         0.52        (0.24)          (0.24)  $        9.72  5.60% (e)


                              RATIOS  /  SUPPLEMENTAL  DATA
                       ----------------------------------------------
                                                RATIO
                                    RATIO      OF NET
                          NET        OF      INVESTMENT
                        ASSETS    EXPENSES     INCOME
                        AT END       TO          TO
                          OF       AVERAGE     AVERAGE    PORTFOLIO
                        PERIOD       NET         NET       TURNOVER
                        (000S)     ASSETS      ASSETS        (B)
--------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 1998 (c).  $   1,365  1.17% (f)    5.48% (f)      70.31%
Year Ended
October 31, 1999. . .  $   3,186      1.08%        5.67%      64.26%
Year Ended
October 31, 2000. . .  $   3,458      1.05%        6.42%      72.80%
Year Ended
October 31, 2001. . .  $   4,775      1.14%        5.71%      42.47%
Year Ended
October 31, 2002. . .  $   7,551      1.06%        5.34%      27.66%
Six Months Ended
April 30, 2003
(Unaudited) . . . . .  $   9,201  1.06% (f)    4.86% (f)       8.01%

CLASS B SHARES
Period Ended
 October 31, 1998 (c)  $     490  1.81% (f)    4.93% (f)      70.31%
Year Ended
October 31, 1999. . .  $   1,662      1.68%        5.07%      64.26%
Year Ended
October 31, 2000. . .  $   1,707      1.64%        5.83%      72.80%
Year Ended
October 31, 2001. . .  $   2,935      1.72%        5.10%      42.47%
Year Ended
October 31, 2002. . .  $   3,548      1.62%        4.79%      27.66%
Six Months Ended
April 30, 2003
(Unaudited) . . . . .  $   3,731  1.59% (f)    4.33% (f)       8.01%

CLASS C SHARES
Period Ended
October 31, 2001 (d).  $     162  1.74% (f)    4.77% (f)      42.47%
Year Ended
October 31, 2002. . .  $     272      1.62%        4.78%      27.66%
Six Months Ended
April 30, 2003
 (Unaudited). . . . .  $     239  1.59% (f)    4.33% (f)       8.01%

CLASS D SHARES
Year Ended
 October 31, 1998 (c)  $ 134,822      0.78%        5.93%      70.31%
Year Ended
 October 31, 1999 . .  $ 125,451      0.83%        5.86%      64.26%
Year Ended
October 31, 2000. . .  $ 108,413      0.83%        6.62%      72.80%
Year Ended
October 31, 2001. . .  $ 132,034      0.92%        5.94%      42.47%
Year Ended
October 31, 2002. . .  $ 136,049      0.83%        5.58%      27.66%
Six Months Ended
 April 30, 2003
(Unaudited) . . . . .  $ 141,360  0.80% (f)    5.11% (f)       8.01%
--------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)  Not  annualized.
(f)  Annualized
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  71

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  GOVERNMENT  BOND  FUND




                                         INVESTMENT  ACTIVITIES                  DISTRIBUTIONS
                ------------------------------------------------------------------------------------------------------------
                                                 NET
                                            REALIZED AND
                      NET                    UNREALIZED                                                              NET
                 ASSET VALUE,                   GAINS         TOTAL                                             ASSET VALUE,
                   BEGINNING       NET        (LOSSES)        FROM          NET         NET                          END
                      OF        INVESTMENT       ON        INVESTMENT   INVESTMENT   REALIZED       TOTAL            OF
                    PERIOD        INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31,
1998 (d). . . .  $       10.24        0.26          0.32         0.58        (0.26)         -           (0.26)  $       10.56
Year Ended
 October 31,
1999. . . . . .  $       10.56        0.51         (0.62)       (0.11)       (0.51)     (0.05)          (0.56)  $        9.89
Year Ended
 October 31,
2000. . . . . .  $        9.89        0.57          0.13         0.70        (0.57)     (0.02)          (0.59)  $       10.00
Year Ended
October 31,
2001. . . . . .  $       10.00        0.53          0.95         1.48        (0.53)         -           (0.53)  $       10.95
Year Ended
October 31,
2002. . . . . .  $       10.95        0.45          0.20         0.65        (0.45)     (0.20)          (0.65)  $       10.95
Six Months
Ended
April 30, 2003
(Unaudited) . .  $       10.95        0.20          0.08         0.28        (0.20)     (0.19)          (0.39)  $       10.84

CLASS B SHARES
Period Ended
October 31,
1998 (d). . . .  $       10.24        0.23          0.31         0.54        (0.23)         -           (0.23)  $       10.55
Year Ended
October 31,
1999. . . . . .  $       10.55        0.45         (0.61)       (0.16)       (0.45)     (0.05)          (0.50)  $        9.89
Year Ended
October 31,
2000. . . . . .  $        9.89        0.51          0.13         0.64        (0.51)     (0.02)          (0.53)  $       10.00
Year Ended
October 31,
2001. . . . . .  $       10.00        0.47          0.94         1.41        (0.47)         -           (0.47)  $       10.94
Year Ended
October 31,
2002. . . . . .  $       10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)  $       10.93
Six Months
Ended
April 30, 2003
(Unaudited) . .  $       10.93        0.18          0.09         0.27        (0.18)     (0.19)          (0.37)  $       10.83

CLASS C SHARES
Period Ended
October 31,
2001 (e). . . .  $       10.47        0.24          0.47         0.71        (0.24)         -           (0.24)  $       10.94
Year Ended
October 31, .
2002. . . . . .  $       10.94        0.40          0.19          0.59        (0.40)     (0.20)          (0.60)  $       10.93
Six Months
 Ended
April 30, 2003
(Unaudited) . .  $       10.93        0.18          0.09         0.27        (0.18)     (0.19)          (0.37)  $       10.83

CLASS D SHARES
Year Ended
October 31,
1998 (d). . . .  $       10.31        0.56          0.34         0.90        (0.56)     (0.08)          (0.64)  $       10.57
Year Ended
October 31,
1999. . . . . .  $       10.57        0.53         (0.63)       (0.10)       (0.53)     (0.05)          (0.58)  $        9.89
Year Ended
October 31,
2000. . . . . .  $        9.89        0.59          0.14         0.73        (0.59)     (0.02)          (0.61)  $       10.01
Year Ended
October 31,
2001. . . . . .  $       10.01        0.55          0.95         1.50        (0.55)         -           (0.55)  $       10.96
Year Ended
October 31,
2002. . . . . .  $       10.96        0.48          0.19         0.67        (0.48)     (0.20)          (0.68)  $       10.95
Six Months
Ended
April 30, 2003
(Unaudited) . .  $       10.95        0.22          0.08         0.30        (0.22)     (0.19)          (0.41)  $       10.84



                                                 RATIOS  /  SUPPLEMENTAL  DATA
                --------------------------------------------------------------------------------------
                                                                                 RATIO
                                                                                  OF
                                                                    RATIO         NET
                                                                     OF       INVESTMENT
                                                                  EXPENSES      INCOME
                                                       RATIO       (PRIOR       (PRIOR
                                                        OF           TO           TO
                               NET                      NET      REIMBURSE-   REIMBURSE-
                             ASSETS       RATIO     INVESTMENT     MENTS)       MENTS)
                               AT          OF         INCOME         TO           TO
                               END      EXPENSES        TO         AVERAGE      AVERAGE
                   TOTAL       OF      TO AVERAGE     AVERAGE        NET          NET      PORTFOLIO
                  RETURN     PERIOD        NET          NET        ASSETS       ASSETS      TURNOVER
                    (A)      (000S)      ASSETS       ASSETS         (B)          (B)         (C)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31,
1998 (d). . . .  5.69% (g)  $     332    1.04% (h)    5.10% (h)    1.17% (h)    4.97% (h)      59.52%
Year Ended
 October 31,
1999. . . . . .    (1.05%)  $  49,601        0.99%        5.13%        1.15%        4.97%      51.86%
Year Ended
 October 31,
2000. . . . . .      7.40%  $  54,796        0.99%        5.84%        1.05%        5.78%     107.86%
Year Ended
October 31,
2001. . . . . .     15.21%  $  57,336        0.99%        5.12%        1.20%        4.91%     159.68%
Year Ended
October 31,
2002. . . . . .      6.42%  $  55,510        1.07%        4.28%        1.11%        4.24%      99.42%
Six Months
Ended
April 30, 2003
(Unaudited) . .  2.60% (g)  $  58,141    1.10% (h)    3.76% (h)          (f)          (f)      52.43%

CLASS B SHARES
Period Ended
October 31,
1998 (d). . . .  5.29% (g)  $     297    1.64% (h)    4.59% (h)    1.86% (h)    4.37% (h)      59.52%
Year Ended
October 31,
1999. . . . . .    (1.57%)  $   1,148        1.64%        4.44%        1.65%        4.43%      51.86%
Year Ended
October 31,
2000. . . . . .      6.72%  $   1,129        1.63%        5.19%        1.63%        5.19%     107.86%
Year Ended
October 31,
2001. . . . . .     14.41%  $   4,024        1.64%        4.27%        1.68%        4.23%     159.68%
Year Ended
October 31,
2002. . . . . .      5.80%  $   6,067        1.58%        3.74%        1.58%        3.74%      99.42%
Six Months
Ended
April 30, 2003
(Unaudited) . .  2.46% (g)  $   6,213    1.56% (h)    3.30% (h)          (f)          (f)      52.43%

CLASS C SHARES
Period Ended
October 31,
2001 (e). . . .  6.89% (g)  $     449    1.64% (h)    4.20% (h)    1.73% (h)    4.11% (h)     159.68%
Year Ended
October 31,
2002. . . . . .      5.80%  $     941        1.58%        3.72%        1.58%        3.72%      99.42%
Six Months
 Ended
April 30, 2003
(Unaudited) . .  2.46% (g)  $   1,809    1.56% (h)    3.26% (h)          (f)          (f)      52.43%

CLASS D SHARES
Year Ended
October 31,
1998 (d). . . .      9.03%  $  50,849        0.92%        5.43%        1.03%        5.32%      59.52%
Year Ended
October 31,
1999. . . . . .    (0.93%)  $  52,260        0.79%        5.24%        0.81%        5.22%      51.86%
Year Ended
October 31,
2000. . . . . .      7.73%  $  55,812        0.78%        6.03%        0.78%        6.03%     107.86%
Year Ended
October 31,
2001. . . . . .     15.43%  $ 124,117        0.79%        5.24%        0.90%        5.13%     159.68%
Year Ended
October 31,
2002. . . . . .      6.61%  $ 174,637        0.81%        4.52%        0.81%        4.52%      99.42%
Six Months
Ended
April 30, 2003
(Unaudited) . .  2.75% (g)  $ 180,902    0.81% (h)    4.04% (h)          (f)          (f)      52.43%
------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  There  were  no  fee  reductions  in  this  period.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

72     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  TAX-FREE  INCOME  FUND



                                     INVESTMENT  ACTIVITIES                                        DISTRIBUTIONS
                   ------------------------------------------------------------------------------------------------------------
                                               NET
                                             REALIZED
                      NET                      AND                                                              NET
                     ASSET                  UNREALIZED                                                         ASSET
                     VALUE,                   GAINS         TOTAL                                             VALUE,
                   BEGINNING      NET        (LOSSES)       FROM          NET         NET                       END      TOTAL
                       OF      INVESTMENT       ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL         OF      RETURN
                     PERIOD      INCOME    INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD      (A)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31,
1998 (d). . . . .  $    10.48        0.23         0.17         0.40        (0.23)         -           (0.23)  $ 10.65  3.86% (g)
Year Ended
October 31,
1999. . . . . . .  $    10.65        0.49        (0.82)       (0.33)       (0.49)     (0.04)          (0.53)  $  9.79    (3.26%)
Year Ended
October 31,
2000. . . . . . .  $     9.79        0.50         0.25         0.75        (0.50)         -           (0.50)  $ 10.04      7.90%
Year Ended
October 31, 2001.  $    10.04        0.46         0.49         0.95        (0.48)         -           (0.48)  $ 10.51      9.70%
Year Ended
October 31,
2002. . . . . . .  $    10.51        0.47            -         0.47        (0.47)         -           (0.47)  $ 10.51      4.57%
Six Months
Ended April 30,
2003
(Unaudited) . . .  $    10.51        0.22         0.07         0.29        (0.22)         -           (0.22)  $ 10.58  2.83% (g)

CLASS B SHARES
Period Ended
October 31,
1998 (d). . . . .  $    10.48        0.20         0.18         0.38        (0.20)         -           (0.20)  $ 10.66  3.66% (g)
Year Ended
October 31,
1999. . . . . . .  $    10.66        0.42        (0.83)       (0.41)       (0.43)     (0.04)          (0.47)  $  9.78    (4.02%)
Year Ended
October 31,
2000. . . . . . .  $     9.78        0.44         0.25         0.69        (0.44)         -           (0.44)  $ 10.03      7.27%
Year Ended
October 31,
2001. . . . . . .  $    10.03        0.40         0.49         0.89        (0.42)         -           (0.42)  $ 10.50      9.06%
Year Ended
October 31,
2002. . . . . . .  $    10.50        0.40         0.01         0.41        (0.40)         -           (0.40)  $ 10.51      4.05%
Six Months Ended
April 30, 2003
(Unaudited) . . .  $    10.51        0.19         0.06         0.25        (0.19)         -           (0.19)  $ 10.57  2.44% (g)

CLASS C SHARES
Period Ended
October 31,
2001 (e). . . . .  $    10.32        0.22         0.16         0.38        (0.22)         -           (0.22)  $ 10.48  3.73% (g)
Year Ended
October 31,
 2002 . . . . . .  $    10.48        0.41            -         0.41        (0.40)         -           (0.40)  $ 10.49      4.06%
Six Months
Ended April 30,
2003
(Unaudited) . . .  $    10.49        0.18         0.08         0.26        (0.19)         -           (0.19)  $ 10.56  2.54% (g)

CLASS D SHARES
Year Ended
October 31,
1998 (d). . . . .  $    10.51        0.50         0.23         0.73        (0.50)     (0.08)          (0.58)  $ 10.66      7.09%
Year Ended
October 31,
1999. . . . . . .  $    10.66        0.51        (0.84)       (0.33)       (0.51)     (0.04)          (0.55)  $  9.78    (3.21%)
Year Ended
October 31,
2000. . . . . . .  $     9.78        0.53         0.25         0.78        (0.53)         -           (0.53)  $ 10.03      8.18%
Year Ended
October 31,
2001. . . . . . .  $    10.03        0.49         0.49         0.98        (0.51)         -           (0.51)  $ 10.50      9.99%
Year Ended
October 31,
2002. . . . . . .  $    10.50        0.49         0.01         0.50        (0.49)         -           (0.49)  $ 10.51      4.94%
Six Months
 Ended April 30,
 2003
(Unaudited) . . .  $    10.51        0.24         0.07         0.31        (0.24)         -           (0.24)  $ 10.58  2.96% (g)


                                      RATIOS  /  SUPPLEMENTAL  DATA
                  --------------------------------------------------------------------------
                                                                      RATIO
                                                                       OF
                                                         RATIO         NET
                                                          OF       INVESTMENT
                                                       EXPENSES      INCOME
                                            RATIO       (PRIOR       (PRIOR
                                             OF           TO           TO
                      NET       RATIO        NET      REIMBURSE-   REIMBURSE-
                    ASSETS       OF      INVESTMENT     MENTS)       MENTS)
                      AT      EXPENSES     INCOME         TO           TO
                      END        TO          TO         AVERAGE      AVERAGE
                      OF       AVERAGE     AVERAGE        NET          NET      PORTFOLIO
                    PERIOD       NET         NET        ASSETS       ASSETS      TURNOVER
-----------------------------------------------------------------------------------------
                    (000S)     ASSETS      ASSETS         (B)          (B)         (C)
CLASS A SHARES
Period Ended
October 31,
1998 (d). . . . .  $     601  1.06% (h)    4.50% (h)          (f)          (f)      28.88%
Year Ended
October 31,
1999. . . . . . .  $   2,383      0.96%        4.73%          (f)          (f)      42.26%
Year Ended
October 31,
2000. . . . . . .  $   3,792      0.94%        5.09%          (f)          (f)       7.08%
Year Ended
October 31, 2001.  $   5,837      1.00%        4.56%          (f)          (f)       7.29%
Year Ended
October 31,
2002. . . . . . .  $   7,586      0.99%        4.48%          (f)          (f)      27.77%
Six Months
Ended April 30,
2003
(Unaudited) . . .  $   6,920  0.99% (h)    4.30% (h)          (f)          (f)       7.15%

CLASS B SHARES
Period Ended
October 31,
1998 (d). . . . .  $   1,477  1.66% (h)    3.94% (h)          (f)          (f)      28.88%
Year Ended
October 31,
1999. . . . . . .  $   3,746      1.56%        4.12%          (f)          (f)      42.26%
Year Ended
October 31,
2000. . . . . . .  $   4,601      1.55%        4.50%          (f)          (f)       7.08%
Year Ended
October 31,
2001. . . . . . .  $   5,592      1.60%        3.96%          (f)          (f)       7.29%
Year Ended
October 31,
2002. . . . . . .  $   6,445      1.58%        3.88%          (f)          (f)      27.77%
Six Months Ended
April 30, 2003
(Unaudited) . . .  $   6,862  1.57% (h)    3.72% (h)          (f)          (f)       7.15%

CLASS C SHARES
Period Ended
October 31,
2001 (e). . . . .  $     115  1.62% (h)    3.98% (h)          (f)          (f)       7.29%
Year Ended
October 31,
 2002 . . . . . .  $     221      1.59%        3.87%          (f)          (f)      27.77%
Six Months
Ended April 30,
2003
(Unaudited) . . .  $     554  1.57% (h)    3.72% (h)          (f)          (f)       7.15%

CLASS D SHARES
Year Ended
October 31,
1998 (d). . . . .  $ 263,662      0.85%        4.73%        0.93%        4.65%      28.88%
Year Ended
October 31,
1999. . . . . . .  $ 226,270      0.71%        4.93%        0.71%        4.93%      42.26%
Year Ended
October 31,
2000. . . . . . .  $ 204,337      0.70%        5.35%        0.70%        5.35%       7.08%
Year Ended
October 31,
2001. . . . . . .  $ 202,942      0.75%        4.82%          (f)          (f)       7.29%
Year Ended
October 31,
2002. . . . . . .  $ 195,601      0.73%        4.74%          (f)          (f)      27.77%
Six Months
 Ended April 30,
 2003
(Unaudited) . . .  $ 192,414  0.72% (h)    4.57% (h)          (f)          (f)       7.15%
------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  There  were  no  fee  reductions  in  this  period.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  73

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  MONEY  MARKET  FUND




                             INVESTMENT  ACTIVITIES          DISTRIBUTIONS
                   -----------------------------------------------------------------------------------------------------------
                                                                                                           NET        RATIO
                     NET                                                             NET                 ASSETS        OF
                    ASSET                                                           ASSET                  AT       EXPENSES
                    VALUE,                  TOTAL                                  VALUE,                  END         TO
                  BEGINNING      NET         FROM         NET                        END                   OF        AVERAGE
                      OF      INVESTMENT  INVESTMENT  INVESTMENT       TOTAL         OF       TOTAL      PERIOD        NET
                    PERIOD      INCOME    ACTIVITIES    INCOME     DISTRIBUTIONS   PERIOD    RETURN      (000S)      ASSETS
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2002 (b) . . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00  1.12% (f)  $     8,606  0.59% (g)
Six Months
Ended April 30,
2003
(Unaudited). . .  $     1.00           -           -           -               -   $  1.00  0.46% (f)  $ 1,265,662  0.58% (g)
SERVICE
 CLASS SHARES
Period Ended
October 31,
 1999 (c). . . .  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00  3.69% (f)  $    22,295  0.64% (g)
Year Ended
October 31,
 2000. . . . . .  $     1.00        0.06        0.06       (0.06)          (0.06)  $  1.00      5.64%  $   256,221      0.75%
Year Ended
 October 31,
 2001. . . . . .  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00      4.15%  $   440,874      0.75%
Year Ended
 October 31,
 2002. . . . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      1.11%  $   627,365      0.80%
Six Months
Ended April 30,
2003
 (Unaudited) . .  $     1.00           -           -           -               -   $  1.00  0.37% (f)  $     9,773  0.75% (g)

PRIME SHARES
Year Ended
 October 31,
 1998. . . . . .  $     1.00        0.05        0.05       (0.05)          (0.05)  $  1.00      5.15%  $ 1,048,689      0.59%
Year Ended
 October 31,
 1999 (d). . . .  $     1.00        0.05        0.05       (0.05)          (0.05)  $  1.00      4.61%  $ 1,345,342      0.61%
Year Ended
October 31,
 2000. . . . . .  $     1.00        0.06        0.06       (0.06)          (0.06)  $  1.00      5.74%  $ 1,241,194      0.65%
Year Ended
 October 31,
 2001. . . . . .  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00      4.22%  $ 1,385,774      0.68%
Year Ended
October 31,
 2002. . . . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      1.23%  $ 1,177,541      0.70%
Six Months
Ended April 30,
2003
(Unaudited). . .  $     1.00           -           -           -               -   $  1.00  0.42% (f)  $   535,469  0.65% (g)




                   RATIOS  /  SUPPLEMENTAL  DATA
                 ------------------------------------
                                               RATIO
                                                OF
                                  RATIO         NET
                                   OF       INVESTMENT
                                EXPENSES      INCOME
                     RATIO       (PRIOR       (PRIOR
                      OF           TO           TO
                      NET      REIMBURSE-   REIMBURSE-
                  INVESTMENT     MENTS)       MENTS)
                    INCOME         TO           TO
                      TO         AVERAGE      AVERAGE
                    AVERAGE        NET          NET
                      NET        ASSETS       ASSETS
                    ASSETS         (A)          (A)
----------------------------------------------------------
INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2002 (b) . . . .    1.25% (g)          (e)          (e)
Six Months
Ended April 30,
2003
(Unaudited). . .    0.85% (g)          (e)          (e)

SERVICE
 CLASS SHARES
Period Ended
October 31,
 1999 (c). . . .    4.74% (g)    0.79% (g)    4.59% (g)
Year Ended
October 31,
 2000. . . . . .        5.68%        0.86%        5.57%
Year Ended
 October 31,
 2001. . . . . .        3.85%        0.91%        3.69%
Year Ended
 October 31,
 2002. . . . . .        1.09%        0.96%        0.93%
Six Months
Ended April 30,
2003
 (Unaudited) . .    0.98% (g)    0.90% (g)    0.83% (g)

PRIME SHARES
Year Ended
 October 31,
 1998. . . . . .        4.96%        0.64%        4.91%
Year Ended
 October 31,
 1999 (d). . . .        4.52%        0.61%        4.52%
Year Ended
October 31,
 2000. . . . . .        5.58%        0.65%        5.58%
Year Ended
 October 31,
 2001. . . . . .        4.10%          (e)          (e)
Year Ended
October 31,
 2002. . . . . .        1.22%          (e)          (e)
Six Months
Ended April 30,
2003
(Unaudited). . .    0.87% (g)          (e)          (e)
--------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  There  were  no  fee  reductions  in  this  period.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

74     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
GARTMORE  MORLEY  ENHANCED  INCOME  FUND


                                                     INVESTMENT  ACTIVITIES                               DISTRIBUTIONS
                              ---------------------------------------------------------------------------------------------------
                                                             NET
                                                           REALIZED
                                    NET                      AND                                                  NET
                                   ASSET                  UNREALIZED                                             ASSET
                                   VALUE,                   GAINS        TOTAL                                  VALUE,
                                 BEGINNING      NET        (LOSSES)       FROM         NET                        END      TOTAL
                                     OF      INVESTMENT       ON       INVESTMENT  INVESTMENT       TOTAL         OF      RETURN
                                   PERIOD      INCOME    INVESTMENTS   ACTIVITIES    INCOME     DISTRIBUTIONS   PERIOD      (A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period EndedOctober 31 2000 (d)  $    10.00        0.48        (0.10)        0.38       (0.48)          (0.48)  $  9.90  3.86% (e)
Year Ended
October 31,2001 . . . . . . . .  $     9.90        0.52        (0.20)        0.32       (0.52)          (0.52)  $  9.70      3.26%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $     9.70        0.41        (0.26)        0.15       (0.41)          (0.41)  $  9.44      1.60%
Six Months
Ended April 30,
2003
(Unaudited) . . . . . . . . . .  $     9.44        0.16        (0.02)        0.14       (0.16)          (0.16)  $  9.42  1.53% (e)

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2000 (d). . . . . . . . . . . .  $    10.00        0.51        (0.11)        0.40       (0.51)          (0.51)  $  9.89  4.16% (e)
Year Ended
October 31,
2001. . . . . . . . . . . . . .  $     9.89        0.56        (0.19)        0.37       (0.56)          (0.56)  $  9.70      3.83%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $     9.70        0.45        (0.26)        0.19       (0.45)          (0.45)  $  9.44      1.96%
Six Months
 Ended April 30,
 2003
 (Unaudited). . . . . . . . . .  $     9.44        0.18        (0.02)        0.16       (0.18)          (0.18)  $  9.42  1.69% (e)

INSTITUTIONAL
SERVICE
CLASS SHARES
Period Ended
October 31,
2000 (d). . . . . . . . . . . .  $    10.00        0.49        (0.10)        0.39       (0.49)          (0.49)  $  9.90  4.02% (e)
Year Ended
October 31,
2001. . . . . . . . . . . . . .  $     9.90        0.54        (0.19)        0.35       (0.54)          (0.54)  $  9.71      3.57%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $     9.71        0.42        (0.27)        0.15       (0.42)          (0.42)  $  9.44      1.60%
Six Months
 Ended April 30,
2003
(Unaudited) . . . . . . . . . .  $     9.44        0.17        (0.01)        0.16       (0.17)          (0.17)  $  9.43  1.67% (e)



                                                 RATIOS  /  SUPPLEMENTAL  DATA
                             -----------------------------------------------------------------------------
                                                                                   RATIO
                                                                                    OF
                                                                      RATIO         NET
                                                                       OF       INVESTMENT
                                                                    EXPENSES      INCOME
                                                         RATIO       (PRIOR       (PRIOR
                                                          OF           TO           TO
                                   NET       RATIO        NET      REIMBURSE-   REIMBURSE-
                                  ASSETS      OF      INVESTMENT     MENTS)       MENTS)
                                    AT     EXPENSES     INCOME         TO           TO
                                   END        TO          TO         AVERAGE      AVERAGE
                                    OF      AVERAGE     AVERAGE        NET          NET      PORTFOLIO
                                  PERIOD      NET         NET        ASSETS       ASSETS      TURNOVER
                                  (000S)    ASSETS      ASSETS         (B)          (B)         (C)
--------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period EndedOctober 31 2000 (d)  $    368  0.90% (f)    5.90% (f)    2.63% (f)    4.17% (f)       4.42%
Year Ended
October 31,2001 . . . . . . . .  $    629      0.90%        5.18%        1.51%        4.57%      46.50%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $  1,691      0.79%        4.28%        0.95%        4.12%      32.97%
Six Months
Ended April 30,
2003
(Unaudited) . . . . . . . . . .  $  2,576  0.78% (f)    3.45% (f)    0.90% (f)    3.33% (f)      17.73%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2000 (d). . . . . . . . . . . .  $    497  0.45% (f)    6.44% (f)    2.13% (f)    4.76% (f)       4.42%
Year Ended
October 31,
2001. . . . . . . . . . . . . .  $ 10,144      0.45%        5.39%        0.98%        4.86%      46.50%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $ 57,703      0.45%        4.57%        0.64%        4.38%      32.97%
Six Months
 Ended April 30,
 2003
 (Unaudited). . . . . . . . . .  $ 98,554  0.45% (f)    3.76% (f)    0.57% (f)    3.65% (f)      17.73%

INSTITUTIONAL
SERVICE
CLASS SHARES
Period Ended
October 31,
2000 (d). . . . . . . . . . . .  $ 11,614  0.70% (f)    5.96% (f)    1.73% (f)    4.93% (f)       4.42%
Year Ended
October 31,
2001. . . . . . . . . . . . . .  $ 11,593      0.70%        5.45%        1.44%        4.71%      46.50%
Year Ended
October 31,
2002. . . . . . . . . . . . . .  $ 10,093      0.70%        4.41%        0.90%        4.21%      32.97%
Six Months
 Ended April 30,
2003
(Unaudited) . . . . . . . . . .  $  9,493  0.70% (f)    3.55% (f)    0.82% (f)    3.43% (f)      17.73%
-------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

2003  SEMIANNUAL  REPORT  75

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS
April  30,  2003  (Unaudited)

1.  ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust operates thirty-seven (37) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore  Growth  Fund  ("Growth")
     -    Gartmore  Large  Cap  Value  Fund  ("Large  Cap  Value")
     - Gartmore Nationwide Fund ("Nationwide") (formerly Gartmore Total Return Fund)
     -    Gartmore  Mid  Cap  Growth  Fund  ("Mid  Cap  Growth")
     -    Gartmore  Investor  Destinations  Aggressive  Fund  ("Aggressive")
     - Gartmore Investor Destinations Moderately Aggressive Fund ("Moderately Aggressive")
     -    Gartmore  Investor  Destinations  Moderate  Fund  ("Moderate")
     - Gartmore Investor Destinations Moderately Conservative Fund ("Moderately Conservative")
     -    Gartmore  Investor  Destinations  Conservative  Fund  ("Conservative")
     -    Gartmore  Bond  Fund  ("Bond")
     -    Gartmore  Government  Bond  Fund  ("Government  Bond")
     - Gartmore Tax-Free Income Fund ("Tax-Free Income") - Gartmore Money Market Fund ("Money Market")
     -    Gartmore  Morley  Enhanced  Income  Fund  ("Morley  Enhanced  Income")

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (the "Investor Destinations Funds") are constructed as "fund of funds" which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the "Underlying Funds"). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, may also invest in a non-registered fixed interest contract issued by Nationwide Life Insurance Company up to each Fund's designated limit.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(A)  SECURITY  VALUATION

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

76     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Fund's Board of Trustees.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amor tized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

(B)  REPURCHASE  AGREEMENTS

     The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(C)  FUTURES  CONTRACTS

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing port folio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin'', are made each day, depending on the daily fluctuations in the fair value/market value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

     A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

     Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(D)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

     Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

2003  SEMIANNUAL  REPORT  77

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)

(E)  FEDERAL  INCOME  TAXES

     It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

As of April 30, 2003, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

                              TAX                                        NET UNREALIZED
                            COST OF       UNREALIZED      UNREALIZED      APPRECIATION
FUND                       SECURITIES    APPRECIATION    DEPRECIATION    (DEPRECIATION)
----------------------------------------------------------------------------------------
Growth. . . . . . . . .  $  259,701,604  $  25,880,094  $  (9,108,252)  $    16,771,842
Large Cap Value . . . .      24,887,915      1,674,346     (2,070,691)         (396,345)
Nationwide. . . . . . .   1,643,996,848    167,624,958   (210,736,182)      (43,111,224)
Mid Cap Growth. . . . .         989,808        165,617        (28,220)          137,397
Aggressive. . . . . . .      75,725,250      2,889,262     (1,275,780)        1,613,482
Moderately Aggressive .     144,295,107      2,865,892     (9,261,759)       (6,395,867)
Moderate. . . . . . . .     182,267,340      3,805,628     (7,928,620)       (4,122,992)
Moderately Conservative      57,616,231      1,167,196     (1,324,431)         (157,235)
Conservative. . . . . .      44,197,755        624,916       (159,948)          464,968
Bond. . . . . . . . . .     141,671,273     12,738,162     (1,178,186)       11,559,976
Government Bond . . . .     236,666,743      8,782,231        (32,321)        8,749,910
Tax-Free Income . . . .     188,052,731     15,327,080     (1,506,929)       13,820,151
Morley Enhanced Income.     102,563,971      1,939,708       (326,795)        1,612,913

(F)  DISTRIBUTIONS  TO  SHAREHOLDERS

     Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Nationwide, Mid Cap Growth and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(G)  EXPENSES

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on relative net assets of each class for the Growth, Large Cap Value, Nationwide, Mid Cap Growth and Investor Destinations Funds and based on total settled shares outstanding of each class for all other Funds. Expenses specific to a class (such as 12b-1 and administrative services fees) are charged to that class.

(H)  CAPITAL  SHARE  TRANSACTIONS

     Transactions  in  capital  shares  of  the  Funds  were  as  follows:

78     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------

                                           GROWTH                              LARGE  CAP  VALUE
                             -------------------------------------------------------------------------
                                   SIX
                                  MONTHS                              SIX MONTHS
                                  ENDED               YEAR              ENDED               YEAR
                              APRIL 30, 2003         ENDED          APRIL 30, 2003         ENDED
                               (UNAUDITED)      OCTOBER 31, 2002     (UNAUDITED)      OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued  $       712,792   $      18,058,034   $     8,319,134   $      13,195,433
Dividends reinvested. . . .                -                   -           149,555           1,359,853
Cost of shares redeemed . .         (409,405)        (17,330,213)       (8,630,075)        (15,432,880)
                             --------------------------------------------------------------------------
                                     303,387             727,821          (161,386)           (877,594)
                             --------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued          231,239             559,387            45,422             182,522
Dividends reinvested. . . .                -                   -             1,621              23,885
Cost of shares redeemed . .         (331,444)           (677,053)          (43,463)            (70,909)
                             --------------------------------------------------------------------------
                                    (100,205)           (117,666)            3,580             135,498
                             --------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued           24,711              14,920            53,518              52,618
Dividends reinvested. . . .                -                   -               218               3,049
Cost of shares redeemed . .           (2,869)             (7,325)           (2,923)            (20,634)
                             --------------------------------------------------------------------------
                                      21,842               7,595            50,813              35,033
                             --------------------------------------------------------------------------
CLASS D SHARES
Proceeds from shares issued        7,726,008          17,384,874                 -                   -
Dividends reinvested. . . .                -                   -                 -                   -
Cost of shares redeemed . .      (19,919,848)       (153,516,021)                -                   -
                             --------------------------------------------------------------------------
                                 (12,193,840)       (136,131,147)                -                   -
                             --------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued        4,742,631       97,189,179 (a)                -             2,934(b)
Dividends reinvested. . . .                -                   -                 -                 4(b)
Cost of shares redeemed . .       (4,235,644)    (13,891,637) (a)                -         (74,100) (b)
                             --------------------------------------------------------------------------
                                     506,987          83,297,542                 -             (71,162)
                             --------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $   (11,461,829)        (52,215,855)  $      (106,993)  $        (778,225)
                             ==========================================================================
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . .          150,973           2,865,722           947,518           1,358,232
Reinvested. . . . . . . . .                -                   -            17,112             134,470
Redeemed. . . . . . . . . .          (87,943)         (2,741,759)       (1,006,931)         (1,585,305)
                             --------------------------------------------------------------------------
                                      63,030             123,963           (42,301)            (92,603)
                             --------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . .           52,840             100,737             5,399              18,342
Reinvested. . . . . . . . .                -                   -               188               2,381
Redeemed. . . . . . . . . .          (75,893)           (130,408)           (5,010)             (7,545)
                             --------------------------------------------------------------------------
                                     (23,053)            (29,671)              577              13,178
                             --------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . .            5,673               2,680             6,273               5,185
Reinvested. . . . . . . . .                -                   -                25                 304
Redeemed. . . . . . . . . .             (639)             (1,411)             (358)             (2,058)
                             --------------------------------------------------------------------------
                                       5,034               1,269             5,940               3,431
                             --------------------------------------------------------------------------
CLASS D SHARES
Issued. . . . . . . . . . .        1,624,550           2,944,617                 -                   -
Reinvested. . . . . . . . .                -                   -                 -                   -
Redeemed. . . . . . . . . .       (4,211,946)        (24,598,993)                -                   -
                             --------------------------------------------------------------------------
                                  (2,587,396)        (21,654,376)                -                   -
                             --------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . .        1,000,913       14,931,915 (a)                -               281(b)
Reinvested. . . . . . . . .                -                   -                 -                 -(b)
Redeemed. . . . . . . . . .         (897,640)     (2,561,548) (a)                -          (7,045) (b)
                             --------------------------------------------------------------------------
                                     103,273          12,370,367                 -              (6,764)
                             --------------------------------------------------------------------------
Total change in shares. . .       (2,439,112)         (9,188,448)          (35,784)            (82,758)
                             ==========================================================================
--------------------------------------------------------------------------------

(a) For the period from January 2, 2002 (commencement of operations) thourgh October 31, 2002.
(b) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.

2003  SEMIANNUAL  REPORT  79

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)


                                           NATIONWIDE                          MID  CAP  GROWTH
                             ----------------------------------------------------------------------------
                                SIX MONTHS                            SIX MONTHS
                                  ENDED               YEAR              ENDED               PERIOD
                              APRIL 30, 2003         ENDED          APRIL 30, 2003           ENDED
                               (UNAUDITED)      OCTOBER 31, 2002     (UNAUDITED)     OCTOBER 31, 2002 (A)
---------------------------------------------------------------------------------------------------------
Proceeds from shares issued  $   117,292,100   $     472,153,322   $    100,000 (b)  $                   -
Dividends reinvested. . . .        1,171,653           1,351,046                  -                      -
Cost of shares redeemed . .     (105,901,676)       (203,418,294)                 -                      -
                            ------------------------------------------------------------------------------
                                  12,562,077         270,086,074            100,000                      -
                            ------------------------------------------------------------------------------
Proceeds from shares issued        1,483,209           4,410,411                  -                      -
Dividends reinvested. . . .           20,214               6,206                  -                      -
Cost of shares redeemed . .       (2,712,560)         (5,627,040)                 -                      -
                            ------------------------------------------------------------------------------
                                  (1,209,137)         (1,210,423)                 -                      -
                            ------------------------------------------------------------------------------
Proceeds from shares issued          129,819             131,080                  -                      -
Dividends reinvested. . . .              152                  14                  -                      -
Cost of shares redeemed . .          (14,479)            (65,805)                 -                      -
                            ------------------------------------------------------------------------------
                                     115,492              65,289                  -                      -
                            ------------------------------------------------------------------------------
Proceeds from shares issued       23,409,501          76,070,956                  -                      -
Dividends reinvested. . . .        5,620,281           9,516,783                  -                      -
Cost of shares redeemed . .      (89,268,688)       (297,074,331)                 -                      -
                            ------------------------------------------------------------------------------
                                 (60,238,906)       (211,486,592)                 -                      -
                            ------------------------------------------------------------------------------
Proceeds from shares issued        2,856,035       70,730,621 (c)                                        -
Dividends reinvested. . . .          270,902          329,908 (c)                 -                      -
Cost of shares redeemed . .       (4,185,549)    (11,579,313) (c)                 -                      -
                            ------------------------------------------------------------------------------
                                  (1,058,612)         59,481,216                  -                      -
                            ------------------------------------------------------------------------------
Proceeds from shares issued                -                   -                  -              1,000,000
                            ------------------------------------------------------------------------------
                                           -                   -                  -              1,000,000
                            ------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $   (49,829,086)  $     116,935,564   $        100,000  $           1,000,000
                            ==============================================================================
Issued. . . . . . . . . . .        7,906,761          28,254,201             10,121                      -
Reinvested. . . . . . . . .           77,711              82,528                  -                      -
Redeemed. . . . . . . . . .       (7,122,917)        (13,162,631)                 -                      -
                            ------------------------------------------------------------------------------
                                     861,555          15,174,098             10,121                      -
                            ------------------------------------------------------------------------------
Issued. . . . . . . . . . .          100,617             257,143                  -                      -
Reinvested. . . . . . . . .            1,376                 442                  -                      -
Redeemed. . . . . . . . . .         (184,553)           (343,701)                 -                      -
                            ------------------------------------------------------------------------------
                                     (82,560)            (86,116)                 -                      -
                            ------------------------------------------------------------------------------
Issued. . . . . . . . . . .            8,764               7,513                  -                      -
Reinvested. . . . . . . . .               10                   1                  -                      -
Redeemed. . . . . . . . . .             (948)             (3,773)                 -                      -
                            ------------------------------------------------------------------------------
                                       7,826               3,741                  -                      -
                            ------------------------------------------------------------------------------
Issued. . . . . . . . . . .        1,567,213           4,498,907                  -                      -
Reinvested. . . . . . . . .          375,620             570,233                  -                      -
Redeemed. . . . . . . . . .       (6,017,807)        (17,482,851)                 -                      -
                            ------------------------------------------------------------------------------
                                  (4,074,974)        (12,413,711)                 -                      -
                            ------------------------------------------------------------------------------
Issued. . . . . . . . . . .          193,299        3,909,508 (c)                 -                      -
Reinvested. . . . . . . . .           18,109           20,381 (c)                 -                      -
Redeemed. . . . . . . . . .         (285,346)       (701,262) (c)                 -                      -
                            ------------------------------------------------------------------------------
                                     (73,938)          3,228,627                  -                      -
                            ------------------------------------------------------------------------------
Issued. . . . . . . . . . .                -                   -                  -                100,000
                            ------------------------------------------------------------------------------
                                           -                   -                  -                100,000
                            ------------------------------------------------------------------------------
Total change in shares. . .       (3,362,091)          5,906,639             10,121                100,000
                            ==============================================================================

--------------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from March 5, 2003 (commencement of operations) through April 30, 2003.
(c) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

80     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------


                                                                        MODERATELY
                                            AGGRESSIVE                  AGGRESSIVE                    MODERATE
                                    -----------------------------------------------------------------------------------
                                    SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                      ENDED          YEAR          ENDED          YEAR          ENDED          YEAR
                                    APRIL 30,        ENDED       APRIL 30,        ENDED       APRIL 30,        ENDED
                                       2003       OCTOBER 31,       2003       OCTOBER 31,       2003       OCTOBER 31,
                                   (UNAUDITED)       2002       (UNAUDITED)       2002       (UNAUDITED)       2002
------------------------------------------------------------------------------------------------------------------------
Proceeds from shares issued . . .  $   445,339   $    256,507   $ 1,651,746   $  1,234,047   $ 2,165,466   $  1,217,745
Dividends reinvested. . . . . . .        2,838            743        11,954          4,432        18,488          6,172
Cost of shares redeemed . . . . .     (116,662)        (8,127)      (80,397)      (126,142)     (151,846)       (19,636)
                                   -------------------------------------------------------------------------------------
                                       331,515        249,123     1,583,303      1,112,337     2,032,108      1,204,281
                                   -------------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued . . .      163,968         41,210       469,221        120,956     1,051,964        151,167
Dividends reinvested. . . . . . .          399             19         1,423            438         4,390            296
Cost of shares redeemed . . . . .      (12,730)             -        (6,889)             -       (28,950)             -
                                   -------------------------------------------------------------------------------------
                                       151,637         41,229       463,755        121,394     1,027,404        151,463
                                   -------------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued . . .      233,798         47,955     1,393,864         15,135       842,838        416,140
Dividends reinvested. . . . . . .          672              -         2,378              -         5,299            410
Cost of shares redeemed . . . . .          (20)             -        (7,910)             -        (6,936)             -
                                   -------------------------------------------------------------------------------------
                                       234,450         47,955     1,388,332         15,135       841,201        416,550
                                   -------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued . . .   22,155,833     42,740,449    43,002,621     71,636,499    51,011,036     88,685,946
Dividends reinvested. . . . . . .      372,108        429,255       801,474        973,254     1,414,066      1,907,824
Cost of shares redeemed . . . . .   (3,459,593)    (6,700,999)   (4,583,747)    (7,888,279)   (7,766,616)   (14,706,473)
                                   -------------------------------------------------------------------------------------
                                    19,068,348     36,468,705    39,220,348     64,721,474    44,658,486     75,887,297
                                   -------------------------------------------------------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . .  $19,785,950     36,807,012   $42,655,738   $ 65,970,340   $48,559,199   $ 77,659,591
                                   =====================================================================================
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . . .       71,408         38,597       234,561        167,202       274,920        150,134
Reinvested. . . . . . . . . . . .          449            118         1,705            625         2,334            783
Redeemed. . . . . . . . . . . . .      (18,774)          (923)      (11,336)       (16,731)      (19,341)        (2,524)
                                   -------------------------------------------------------------------------------------
                                        53,083         37,792       224,930        151,096       257,913        148,393
                                   -------------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . . .       26,100          6,586        67,001         17,488       133,883         19,343
Reinvested. . . . . . . . . . . .           64              3           204             65           556             37
Redeemed. . . . . . . . . . . . .       (2,119)             -        (1,005)             -        (3,725)             -
                                   -------------------------------------------------------------------------------------
                                        24,045          6,589        66,200         17,553       130,714         19,380
                                   -------------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . . .       36,892          7,626       200,752          2,183       106,707         52,650
Reinvested. . . . . . . . . . . .          107              -           342              -           672             54
Redeemed. . . . . . . . . . . . .           (3)             -          (958)             -          (902)             -
                                   -------------------------------------------------------------------------------------
                                        36,996          7,626       200,136          2,183       106,477         52,704
                                   -------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . . . . .    3,514,211      5,857,493     6,153,517      9,120,646     6,460,212     10,419,546
Reinvested. . . . . . . . . . . .       58,817         61,664       114,422        129,022       178,784        228,307
Redeemed. . . . . . . . . . . . .     (546,878)      (914,170)     (659,481)    (1,018,618)     (985,341)    (1,741,821)
                                   -------------------------------------------------------------------------------------
                                     3,026,150      5,004,987     5,608,458      8,231,050     5,653,655      8,906,032
                                   -------------------------------------------------------------------------------------
Total change in shares. . . . . .    3,140,274      5,056,994     6,099,724      8,401,882     6,148,759      9,126,509
                                   =====================================================================================

2003  SEMIANNUAL  REPORT  81

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)


                                       MODERATELY  CONSERVATIVE             CONSERVATIVE
                             -------------------------------------------------------------------------
                                SIX MONTHS                            SIX MONTHS
                                  ENDED               YEAR              ENDED               YEAR
                              APRIL 30, 2003         ENDED          APRIL 30, 2003         ENDED
                               (UNAUDITED)      OCTOBER 31, 2002     (UNAUDITED)      OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued  $     1,902,529   $         990,745   $       750,048   $         820,653
Dividends reinvested. . . .           17,428               6,548            18,670               7,795
Cost of shares redeemed . .         (299,093)            (98,131)         (113,758)            (30,104)
                            ---------------------------------------------------------------------------
                                   1,620,864             899,162           654,960             798,344
                            ---------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued          488,884              75,059           491,773              64,204
Dividends reinvested. . . .            2,128                 607             3,834                 289
Cost of shares redeemed . .         (149,561)               (149)          (25,328)                  -
                            ---------------------------------------------------------------------------
                                     341,451              75,517           470,279              64,493
                            ---------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued          530,726              87,136           646,074             397,660
Dividends reinvested. . . .            4,276                 615             7,527                 534
Cost of shares redeemed . .           (1,338)                  -          (127,553)                  -
                            ---------------------------------------------------------------------------
                                     533,664              87,751           526,048             398,194
                            ---------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued       18,729,983          34,516,849        17,196,431          26,654,901
Dividends reinvested. . . .          524,438             732,325           493,784             650,280
Cost of shares redeemed . .       (3,199,006)        (11,089,719)       (4,607,086)         (9,850,900)
                            ---------------------------------------------------------------------------
                                  16,055,415          24,159,455        13,083,129          17,454,281
                            ---------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $    18,551,394   $      25,221,885   $    14,734,416   $      18,715,312
                            ===========================================================================
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . .          220,588             112,749            78,790              85,556
Reinvested. . . . . . . . .            2,006                 762             1,964                 823
Redeemed. . . . . . . . . .          (34,252)            (11,406)          (11,982)             (3,110)
                            ---------------------------------------------------------------------------
                                     188,342             102,105            68,772              83,269
                            ---------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . .           55,949               8,481            51,709               6,791
Reinvested. . . . . . . . .              244                  71               403                  30
Redeemed. . . . . . . . . .          (17,089)                (17)           (2,647)                  -
                            ---------------------------------------------------------------------------
                                      39,104               8,535            49,465               6,821
                            ---------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . .           60,837               9,977            67,945              41,973
Reinvested. . . . . . . . .              491                  72               792                  57
Redeemed. . . . . . . . . .             (156)                  -           (13,429)                  -
                            ---------------------------------------------------------------------------
                                      61,172              10,049            55,308              42,030
                            ---------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . .        2,149,813           3,773,596         1,803,034           2,753,385
Reinvested. . . . . . . . .           60,171              81,570            51,831              67,661
Redeemed. . . . . . . . . .         (367,096)         (1,228,295)         (483,132)         (1,025,815)
                            ---------------------------------------------------------------------------
                                   1,842,888           2,626,871         1,371,733           1,795,231
                            ---------------------------------------------------------------------------
Total change in shares. . .        2,131,506           2,747,560         1,545,278           1,927,351
                            ===========================================================================

82     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------


                                           BOND                       GOVERNMENT  BOND               TAX-FREE INCOME
                            -----------------------------------------------------------------------------------------------
                              SIX MONTHS         YEAR          SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                ENDED            ENDED           ENDED            ENDED           ENDED            ENDED
                            APRIL 30, 2003    OCTOBER 31,    APRIL 30, 2003    OCTOBER 31,    APRIL 30, 2003    OCTOBER 31,
                             (UNAUDIITED)        2002         (UNAUDITED)         2002         (UNAUDITED)         2002
---------------------------------------------------------------------------------------------------------------------------
CAPITAL
TRANSACTIONS:
CLASS A SHARES
Proceeds from
shares issued . . . . . .  $     6,276,728   $ 16,332,426   $    18,153,495   $ 34,772,139   $     3,596,484   $ 13,511,653
Dividends
 reinvested . . . . . . .          190,392        295,433         2,018,088      3,494,128           118,860        236,686
Cost of shares
redeemed. . . . . . . . .       (5,063,248)   (13,788,295)      (17,028,842)   (39,985,321)       (4,427,372)   (12,072,989)
                          --------------------------------------------------------------------------------------------------
                                 1,403,872      2,839,564         3,142,741     (1,719,054)         (712,028)     1,675,350
                          --------------------------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from
shares issued . . . . . .          279,629      1,158,381           813,003      2,605,953         1,117,574      1,443,276
Dividends
reinvested. . . . . . . .           65,500        127,414           192,980        232,182            84,140        165,797
Cost of shares
redeemed. . . . . . . . .         (267,768)      (634,222)         (799,913)      (871,930)         (825,720)      (775,285)
                          --------------------------------------------------------------------------------------------------
                                    77,361        651,573           206,070      1,966,205           375,994        833,788
                          --------------------------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from
shares issued . . . . . .           20,596        195,745         1,134,711        508,038           333,250        112,660
Dividends
 reinvested . . . . . . .            5,147          8,873            31,865         30,235             7,186          3,921
Cost of shares
redeemed. . . . . . . . .          (66,126)       (92,106)         (289,179)       (64,488)          (13,010)       (11,500)
                          --------------------------------------------------------------------------------------------------
                                   (40,383)       112,512           877,397        473,785           327,426        105,081
                          --------------------------------------------------------------------------------------------------
CLASS D SHARES
Proceeds from
shares issued . . . . . .       11,486,224     30,575,661        35,396,185     76,227,019         3,333,233      6,006,734
Dividends
reinvested. . . . . . . .        3,186,700      6,415,693         6,221,077      7,335,032         3,299,316      6,854,256
Cost of shares
redeemed. . . . . . . . .      (13,333,821)   (30,776,530)      (33,616,964)   (33,776,487)      (10,999,084)   (20,263,288)
                          --------------------------------------------------------------------------------------------------
                                 1,339,103      6,214,824         8,000,298     49,785,564        (4,366,535)    (7,402,298)
                          --------------------------------------------------------------------------------------------------
Change in net
assets
from capital transactions  $     2,779,953   $  9,818,473   $    12,226,506   $ 50,506,500   $    (4,375,143)  $ (4,788,079)
                          ==================================================================================================
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . .          657,676      1,744,826         1,682,486      3,273,713           341,330      1,304,786
Reinvested. . . . . . . .           19,943         31,616           186,193        332,417            11,279         22,774
Redeemed. . . . . . . . .         (530,412)    (1,474,257)       (1,575,835)    (3,770,023)         (420,094)    (1,161,169)
                          --------------------------------------------------------------------------------------------------
                                   147,207        302,185           292,844       (163,893)          (67,485)       166,391
                          --------------------------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . .           29,216        124,351            75,159        247,277           106,157        139,572
Reinvested. . . . . . . .            6,860         13,642            17,821         22,081             7,985         15,952
Redeemed. . . . . . . . .          (27,952)       (68,245)          (74,207)       (82,250)          (78,395)       (74,811)
                          --------------------------------------------------------------------------------------------------
                                     8,124         69,748            18,773        187,108            35,747         80,713
                          --------------------------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . .            2,159         20,705           104,909         48,336            31,935         10,799
Reinvested. . . . . . . .              539            949             2,943          2,874               682            377
Redeemed. . . . . . . . .           (6,930)        (9,709)          (26,855)        (6,198)           (1,240)        (1,101)
                          --------------------------------------------------------------------------------------------------
                                    (4,232)        11,945            80,997         45,012            31,377         10,075
                          --------------------------------------------------------------------------------------------------
CLASS D SHARES
Issued. . . . . . . . . .        1,197,989      3,260,273         3,272,019      7,139,123           316,731        577,715
Reinvested. . . . . . . .          333,409        685,884           573,770        696,158           313,112        659,426
Redeemed. . . . . . . . .       (1,396,977)    (3,307,152)       (3,110,999)    (3,215,998)       (1,044,153)    (1,953,922)
                          --------------------------------------------------------------------------------------------------
                                   134,421        639,005           734,790      4,619,283          (414,310)      (716,781)
                          --------------------------------------------------------------------------------------------------
Total change
in shares . . . . . . . .          285,520      1,022,883         1,127,404      4,687,510          (414,671)      (459,602)
                          ==================================================================================================


2003  SEMIANNUAL  REPORT  83

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)


                                          MONEY  MARKET               MORLEY  ENHANCED  INCOME
                              -------------------------------------------------------------------------
                                SIX MONTHS                            SIX MONTHS
                                  ENDED               YEAR              ENDED               YEAR
                              APRIL 30, 2003         ENDED          APRIL 30, 2003         ENDED
                               (UNAUDITED)      OCTOBER 31, 2002     (UNAUDITED)      OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued  $             -   $               -   $     1,556,806   $       1,944,782
Dividends reinvested. . . .                -                   -            28,183              41,664
Cost of shares redeemed . .                -                   -          (697,620)           (895,587)
                              -------------------------------------------------------------------------
                                           -                   -           887,369           1,090,859
                              -------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued    1,781,073,499       8,843,917) (a)       48,497,228          57,027,979
Dividends reinvested. . . .        3,805,137           9,466) (a)        1,366,786           1,055,432
Cost of shares redeemed . .     (527,765,388)       (247,125) (a)       (8,866,151)         (9,833,639)
                              -------------------------------------------------------------------------
                               1,257,113,248           8,606,258        40,997,863          48,249,772
                              -------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued                -                   -         1,115,066           2,744,863
Dividends reinvested. . . .                -                   -           176,720             486,226
Cost of shares redeemed . .                -                   -        (1,877,502)         (4,436,252)
                              -------------------------------------------------------------------------
                                           -                   -          (585,716)         (1,205,163)
                              -------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued      236,319,777       1,720,705,520                 -                   -
Dividends reinvested. . . .        1,003,612           6,312,827                 -                   -
Cost of shares redeemed . .     (854,884,822)     (1,540,591,382)                -                   -
                              -------------------------------------------------------------------------
                                (617,561,433)        186,426,965                 -                   -
                              -------------------------------------------------------------------------
PRIME SHARES
Proceeds from shares issued      526,411,629       1,245,358,007                 -                   -
Dividends reinvested. . . .        3,565,662          16,316,572                 -                   -
Cost of shares redeemed . .   (1,172,049,325)     (1,469,838,592)                -                   -
                              -------------------------------------------------------------------------
                                (642,072,034)       (208,164,013)                -                   -
                              -------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $    (2,520,219)  $     (13,130,790)  $    41,299,516   $      48,135,468
                             ==========================================================================
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . .                -                   -           165,128             203,714
Reinvested. . . . . . . . .                -                   -             2,987               4,360
Redeemed. . . . . . . . . .                -                   -           (73,894)            (93,657)
                              -------------------------------------------------------------------------
                                           -                   -            94,221             114,417
                              -------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES
Issued. . . . . . . . . . .    1,781,073,498       8,843,917) (a)        5,140,553           5,991,510
Reinvested. . . . . . . . .        3,805,137           9,466) (a)          144,795             110,681
Redeemed. . . . . . . . . .     (527,765,388)       (247,125) (a)         (940,577)         (1,034,460)
                              -------------------------------------------------------------------------
                               1,257,113,247           8,606,258         4,344,771           5,067,731
                              -------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . .                -                   -           118,165             287,352
Reinvested. . . . . . . . .                -                   -            18,713              50,719
Redeemed. . . . . . . . . .                -                   -          (198,794)           (463,641)
                              -------------------------------------------------------------------------
                                           -                   -           (61,916)           (125,570)
                              -------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . .      236,319,777       1,720,705,520                 -                   -
Reinvested. . . . . . . . .        1,003,612           6,312,827                 -                   -
Redeemed. . . . . . . . . .     (854,884,821)     (1,540,591,382)                -                   -
                              -------------------------------------------------------------------------
                                (617,561,432)        186,426,965                 -                   -
                              -------------------------------------------------------------------------
PRIME SHARES
Issued. . . . . . . . . . .      526,411,619       1,245,357,867                 -                   -
Reinvested. . . . . . . . .        3,565,661          16,316,572                 -                   -
Redeemed. . . . . . . . . .   (1,172,049,318)     (1,469,838,592)                -                   -
                              -------------------------------------------------------------------------
                                (642,072,038)       (208,164,153)                -                   -
                              -------------------------------------------------------------------------
Total change in shares. . .       (2,520,223)        (13,130,930)        4,377,076           5,056,578
                             ==========================================================================

(a) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.

84     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
3.  TRANSACTIONS  WITH  AFFILIATES

Under the terms of the Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust ("GMF") or Gartmore Morley Capital Management, Inc. ("GMCM") manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a wholly owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser, if applicable, for the Funds it advises. The subadvisers manage each of their respective Fund's investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:


FUND                     ADVISER          SUBADVISER
--------------------------------------------------------------
Growth. . . . . . . . .  GMF      n/a
Large Cap Value . . . .  GMF      NorthPointe Capital, LLC(a)
Nationwide. . . . . . .  GMF      n/a
Mid Cap Growth. . . . .  GMF      n/a
Aggressive. . . . . . .  GMF      n/a
Moderately Aggressive .  GMF      n/a
Moderate. . . . . . . .  GMF      n/a
Moderately Conservative  GMF      n/a
Conservative. . . . . .  GMF      n/a
Bond. . . . . . . . . .  GMF      n/a
Government Bond . . . .  GMF      n/a
Tax-Free Income . . . .  GMF      n/a
Money Market. . . . . .  GMF      n/a
Morley Enhanced Income.  GMCM     n/a


(a)  Affiliate  of  GMF.

2003  SEMIANNUAL  REPORT  85

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and the subadvisers, where applicable, is as follows for the six months ended April 30, 2003:


FUND                               FEE SCHEDULE         FEES   RETAINED   SUBADVISER
-------------------------------------------------------------------------------------
Growth and Nationwide . . .  Up to $250 million         0.60%      0.60%          .-
                             On the next $750 million  0.575%     0.575%          .-
                             On the next $1 billion     0.55%      0.55%          .-
                             On the next $3 billion    0.525%     0.525%          .-
                             On $5 billion and more     0.50%      0.50%          .-
Large Cap Value . . . . . .  Up to $100 million         0.75%      0.40%        0.35%
                             On $100 million and more   0.70%      0.40%        0.30%
Mid Cap Growth. . . . . . .  All Assets                 0.75%      0.75%          .-
Investor Destinations Funds  All Assets                 0.13%      0.13%          .-
Bond, Government Bond . . .  Up to $250 million         0.50%      0.50%          .-
and Tax-Free Income . . . .  On the next $750 million  0.475%     0.475%          .-
                             On the next $1 billion     0.45%      0.45%          .-
                             On the next $3 billion    0.425%     0.425%          .-
                             On $5 billion and more     0.40%      0.40%          .-
Money Market. . . . . . . .  Up to $1 billion           0.40%      0.40%          .-
                             On the next $1 billion     0.38%      0.38%          .-
                             On the next $3 billion     0.36%      0.36%          .-
                             On $5 billion and more     0.34%      0.34%          .-
Morley Enhanced Income. . .  All Assets                 0.35%      0.35%          .-

Effective July 1, 2002, GMF or GMCM, where applicable, and the Funds have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below. The expense limitations for the Investor Destinations Funds do not exclude Rule 12b-1 fees and administrative services fees. These Expense Limitation Agreements will remain in effect until at least February 29, 2004.


                                                                           EXPENSE CAPS
                                 ----------------------------------------------------------------------------------------
                                                                                         INSTITUTIONAL
                                                                         INSTITUTIONAL      SERVICE      SERVICE
                                 CLASS A   CLASS B   CLASS C   CLASS D       CLASS           CLASS        CLASS     PRIME
                                  SHARES    SHARES    SHARES    SHARES       SHARES          SHARES       SHARES   SHARES
FUND
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value . . . . . . . .     1.00%     1.00%     1.00%      n/a       n/a           n/a             n/a       n/a
Mid Cap Growth. . . . . . . . .     1.15%      n/a       n/a       n/a      1.15%          n/a             n/a       n/a
Investor Destinations Funds (a)     0.71%     1.31%     1.31%      n/a       n/a           n/a            0.61%      n/a
Government Bond . . . . . . . .     0.79%     0.79%     0.79%     0.79%      n/a           n/a             n/a       n/a
Money Market (b). . . . . . . .      n/a       n/a       n/a       n/a      0.59%          n/a            0.59%     0.59%
Morley Enhanced Income. . . . .     0.45%      n/a       n/a       n/a      0.45%         0.45%            n/a       n/a

(a) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.
(b) GMF has also agreed contractually to limit expenses of the Service class to 0.75% including Rule 12b-1 fees and administrative services fees, until at least February 29, 2004.

86     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
Prior to July 1, 2002, GMF or GMCM, where applicable, and the Funds had entered into Expense Limitation Agreements limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below. The expense limitations for the Investor Destinations Funds did not exclude any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees.


                                                                     EXPENSE CAPS
                                --------------------------------------------------------------------------------
                                                                                        INSTITUTIONAL
                                                                        INSTITUTIONAL      SERVICE      SERVICE
                                CLASS A   CLASS B   CLASS C   CLASS D       CLASS           CLASS        CLASS
                                 SHARES    SHARES    SHARES    SHARES       SHARES          SHARES       SHARES
FUND
---------------------------------------------------------------------------------------------------------------
Large Cap Value(a) . . . . . .     1.15%     1.90%     1.90%      n/a       n/a            1.00%          n/a
Investor Destinations Funds(b)     0.71%     1.31%     1.31%      n/a       n/a             n/a          0.61%
Government Bond(a) . . . . . .     0.99%     1.64%     1.64%     0.79%      n/a             n/a           n/a
Morley Enhanced Income(a). . .     0.90%      n/a       n/a       n/a      0.45%           0.70%          n/a

(a) Prior to March 1, 2002 these expense limitations included Rule 12b-1 and administrative services fees.
(b) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five years from commencement of operations (three years from the fiscal year in which the corresponding reimbursement was made for the Mid Cap Growth and Money Market Funds) if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted. As of the six months ended April 30, 2003, the cumulative potential reimbursements were as follows:


FUND                      AMOUNT        EXPIRES
----------------------------------------------------
Large Cap Value . . . .  $528,074  November 2, 2003
Mid Cap Growth. . . . .    36,424  October 1, 2005
Aggressive. . . . . . .   234,335  March 31, 2005
Moderately Aggressive .   238,401  March 31, 2005
Moderate. . . . . . . .   216,958  March 31, 2005
Moderately Conservative   241,363  March 31, 2005
Conservative. . . . . .   238,580  March 31, 2005
Money Market. . . . . .   192,958  October 31, 2005
Morley Enhanced Income.   336,874  December 29, 2004

2003  SEMIANNUAL  REPORT  87

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. ("GDSI"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. Prior to October 1, 2002 Nationwide Securities, Inc. ("NSI") served as the Funds' Distributor. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:


                                                           SERVICE
                             CLASS A   CLASS B   CLASS C    CLASS
FUND                          SHARES    SHARES    SHARES    SHARES
------------------------------------------------------------------
Growth. . . . . . . . . . .     0.25%     1.00%     1.00%  n/a
Large Cap Value . . . . . .     0.25%     1.00%     1.00%  n/a
Nationwide. . . . . . . . .     0.25%     1.00%     1.00%  n/a
Mid Cap Growth. . . . . . .     0.25%      n/a       n/a   n/a
Investor Destinations Funds     0.25%     1.00%     1.00% 0.25%
Bond. . . . . . . . . . . .     0.25%     0.85%     0.85%  n/a
Government Bond . . . . . .     0.25%     0.85%     0.85%  n/a
Tax-Free Income . . . . . .     0.25%     0.85%     0.85%  n/a
Money Market. . . . . . . .       n/a      n/a       n/a  0.15%
Morley Enhanced Income. . .     0.25%      n/a       n/a   n/a

Pursuant to an Underwriting Agreement, GDSI (NSI prior to October 1, 2002) serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2003, GDSI received commissions of $654,862 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $443,745 was reallowed to affiliated broker-dealers of the Funds.

The Mid Cap Growth Fund will assess a 1.50% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

88     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides for various administrative and accounting services. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. Effective December 1, 2001, the fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.

COMBINED FEE SCHEDULE*
--------------------------------------------
Up to $1 billion . . . . . . . . . . . 0.25%
1 billion and more up to $3 billion .  0.18%
3 billion and more up to $4 billion .  0.14%
4 billion and more up to $5 billion .  0.07%
5 billion and more up to $10 billion.  0.04%
10 billion and more up to $12 billion  0.02%
12 billion or more. . . . . . . . . .  0.01%

* The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

Prior to December 1, 2001, the fees for the Fund Administration Agreement for each Fund were calculated based on the fee schedule below:


                                         FUND ADMINISTRATION
FUND                                       FEE SCHEDULE(A)
----------------------------------------------------------------------
Growth, Nationwide, Bond, Government  Up to $250 million         0.07%
Bond, Money Market, Morley Enhanced.  On the next $750 million   0.05%
Income and Tax-Free Income . . . . .  On $1 billion and more     0.04%
Large Cap Value. . . . . . . . . . .  Up to $250 million         0.10%
                                      On the next $750 million   0.06%
                                      On $1 billion and more     0.04%
Investor Destinations Funds. . . . .  Up to $250 million         0.07%
                                      On $250 million and more   0.05%

(a) The Fund Administration fee was subject to a minimum of $75,000 per Fund per year for the Large Cap Value Fund, Investor Destinations Funds and Morley Enhanced Income Fund.

Prior to December 1, 2001, GISI received fees at $20 per account for Class A, Class B, Class C and Class D shares, $30 per account for Prime Shares, and 0.01% of the average daily net assets of the Institutional Class, Institutional
Service  Class  and  Service  Class  shares  of  each  of  the applicable Funds.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Prime Shares, Service Class and Institutional Service Class of shares of each of the applicable Funds.

2003  SEMIANNUAL  REPORT  89

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (Continued)
April  30,  2003  (Unaudited)

4.  BANK  LOANS

Prior to April 7, 2003, the Trust had an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensation balances were required under the terms of the line of credit. For the period from April 7, 2003 to April 30, 2003, the Trust did not maintain an unsecured bank line of credit. There were no unsecured bank loans outstanding as of April 30, 2003.

5.  INVESTMENT  TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2003, are summarized as follows:

FUND                      PURCHASES       SALES
---------------------------------------------------
Growth. . . . . . . . .  $346,657,886  $356,710,472
Large Cap Value . . . .    13,211,811    13,292,527
Nationwide. . . . . . .   624,435,465   675,433,335
Mid Cap Growth. . . . .       458,906       451,044
Aggressive. . . . . . .    54,951,796    35,257,760
Moderately Aggressive .    48,628,366     7,279,878
Moderate. . . . . . . .    59,973,692    15,315,513
Moderately Conservative    23,163,536     7,060,686
Conservative. . . . . .    19,827,002     8,541,504
Bond. . . . . . . . . .    11,067,683    12,173,437
Government Bond . . . .   136,934,332   125,243,608
Tax-Free Income . . . .    14,667,829    20,356,095
Morley Enhanced Income.    51,825,490    14,979,032

90     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
MANAGEMENT  INFORMATION  (Unaudited)

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS APRIL 30, 2003


                                                                                    NUMBER
                                     TERM OF                                     OF PORTFOLIOS
                                      OFFICE                                        IN FUND
NAME,                 POSITION(S)  WITH TRUST -     PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER
ADDRESS,                 HELD       LENGTH OF             DURING PAST              OVERSEEN      DIRECTORSHIPS
AND AGE                WITH FUND   TIME SERVED1             5 YEARS               BY TRUSTEE    HELD BY TRUSTEE2
-----------------------------------------------------------------------------------------------------------------
                                                 Mr. Allen is Chairman,
                                                 Chief Executive Officer
Charles E. Allen                                 And President of Graimark
8162 E. Jefferson                                Realty Advisors, Inc. (real
Ave., #15B                                       estate development,
Detroit, MI 48214                  Since         investment and asset
Age 55 . . . . . . .  Trustee      July 2000     management).                               82  None
----------------------------------------------------------------------------------------------------------------
                                                 Ms. Cholmondeley is Vice
                                                 President and General
                                                 Manager of Special Products
                                                 at Sappi Fine Paper
                                                 North America. Prior to 1998,
Paula H.J.                                       she held various posi-
Cholmondeley                                     tions with Owens Corning,
c/o Sappi Fine Paper                             including Vice President
225 Franklin Street                              and General Manager of the
Boston, MA 02110                   Since         Residential Insulation
Age 55 . . . . . . .  Trustee      July 2000     Division (1997 to 1998).                   82  None
----------------------------------------------------------------------------------------------------------------
C. Brent DeVore
111 N. West Street
Westerville, OH
43081                              Since         Dr. DeVore is President
Age 62 . . . . . . .  Trustee      May 1998      of Otterbein College.                      82  None
----------------------------------------------------------------------------------------------------------------
                                                 Since 1999, Mr. Duncan
                                                 has worked as an
Robert M. Duncan                                 arbitration and mediation
1397 Haddon Road                                 consultant. From 1996
Columbus, OH                                     to 1999, he was
43209                              Since         Commissioner of the Ohio
Age 76 . . . . . . .  Trustee      April 1987    Elections Commission.                      82  None
----------------------------------------------------------------------------------------------------------------
                                                 Retired; Ms. Hennigar is
                                                 the former Chairman of
                                                 OppenheimerFunds Services
                                                 and Shareholder Services
                                                 Inc. Ms. Hennigar held this
Barbara L. Hennigar                              position from October 1999
6363 So. Sicily Way                              to June, 2000. Prior to that,
Aurora, CO                                       she served as President and
80016                              Since         Chief Executive Officer of
Age 67 . . . . . . .  Trustee      July 2000     OppenheimerFunds Services.                 82  None
----------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV
4890 Smoketalk Lane
Westerville, OH                                  Dr. Kerr is President
43081                              Since         Emeritus of Kendall
Age 69 . . . . . . .  Trustee      October 1971  College.                                   82  None
----------------------------------------------------------------------------------------------------------------
                                                 Mr. Kridler is the President
                                                 and Chief Executive
                                                 Officer of the Columbus
                                                 Foundation (a foundation
                                                 which manages
                                                 over 1,000 individual
                                                 endowment funds). Prior
                                                 to January 31, 2002,
                                                 Mr. Kridler was the
                                                 President of the Columbus
                                                 Association for the
Douglas F. Kridler                               Performing Arts and
2355 Brixton Road                                Chairman of the
Columbus, OH                       Since         Greater Columbus
 43221                             Septembe      Convention and Visitors
Age 47 . . . . . . .  Trustee      1997          Bureau.                                    82  None
----------------------------------------------------------------------------------------------------------------
                                                 Since July 2000, Mr. Lipson
                                                 is the Chairman of LGVI,
                                                 LLC (a private equity firm
                                                 that develops technology
                                                 based solutions for the
                                                 investment advisory/
                                                 asset management
                                                 industry). Prior to this,
                                                 Mr. Lipson was the fore-
                                                 mer Chairman & CEO of
                                                 Northstar Holdings, Inc.
                                                 From November 1993 to
                                                 December 1999, a former
                                                 Trustee of the Northstar
Mark L. Lipson                                   Funds from November 1993
1620 26th Street                                 to July 2000, and a SVP
Suite 300                                        of Reliastar Financial
Santa Monica, CA                                 Corporation from
90272                              Since         November 1993 to
Age 53 . . . . . . .  Trustee      March 2003    December 1999.                             82  None
----------------------------------------------------------------------------------------------------------------

2003  SEMIANNUAL  REPORT  91

--------------------------------------------------------------------------------
MANAGEMENT  INFORMATION  (Unaudited)

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS APRIL 30, 2003 (CONTINUED)



                                                                                             NUMBER
                                     TERM OF                                              OF PORTFOLIOS
                                      OFFICE                                                 IN FUND
NAME,                 POSITION(S)  WITH TRUST -          PRINCIPAL OCCUPATION(S)             COMPLEX
ADDRESS,                 HELD       LENGTH OF                  DURING PAST                  OVERSEEN
AND AGE                WITH FUND   TIME SERVED1                  5 YEARS                   BY TRUSTEE         OTHER
                                                                                                          DIRECTORSHIPS
                                                                                                         HELD BY TRUSTEE2
-------------------------------------------------------------------------------------------------------------------------

David C. Wetmore
26 Turnbridge Drive
Long Cove Plantation
Hilton Head, SC                                  Mr. Wetmore is the Managing
29928                              Since         Director of Updata
Age 54 . . . . . . .  Trustee      May 1995      Capital, Inc., a venture capital firm.            82(3) None
-------------------------------------------------------------------------------------------------------------

92     SEMIANNUAL  REPORT  2003

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS APRIL 30, 2003


                                                                                                  NUMBER
                                       TERM OF                                                      OF
                                        OFFICE                                                  PORTFOLIOS
                                     WITH TRUST -                                                IN FUND        OTHER
NAME,                  POSITION(S)    LENGTH OF              PRINCIPAL OCCUPATION(S)             COMPLEX    DIRECTORSHIPS
ADDRESS,                   HELD          TIME                      DURING PAST                   OVERSEEN      HELD BY
AND AGE                 WITH FUND      SERVED1                       5 YEARS                    BY TRUSTEE    TRUSTEE2
---------------------------------------------------------------------------------------------------------------------

                                                   Mr. Hondros is President
                                                   and Chief Executive Officer
                                                   of Gartmore Distribution
                                                   Services, Inc. ("GDSI")*,
                                                   Gartmore Investors
                                                   Services, Inc.*,
                                                   Gartmore Morley Capital
                                                   Management, Inc.*,
                                                   Gartmore Morley
                                                   Financial Services,
                                                   Inc.,* NorthPointe Capital,
                                                   LLC*, GGAMT*, GGI*, GMF*,
                                                   and GSA* and a Director of
                                                   Nationwide Securities, Inc.*
                                                   as well as several entities
                                                   within Nationwide Financial
                                                   Services, Inc.* Prior to that,
                                                   Mr. Hondros served as
                                                   President and Chief
                                                   Operations Officer of
                                                   Pilgrim Baxter and
                                                   Associates, Ltd., an investment management
                                                   firm, and its affiliated
                                                   investment management
Paul J. Hondros                                    arm, Pilgrim Baxter Value
Gartmore Global                                    Investors, Inc. and as
Investments, Inc.                                  Executive Vice
1200 River Road                                    President to the PBHG
Conshohocken,                                      Funds, PBHG Insurance
PA 19428. . . . . . .  Trustee and   Since         Series Funds and PBHG
Age 54. . . . . . . .  Chairman      July 2000     Adviser Funds.                                      82(3)  None
----------------------------------------------------------------------------------------------------------------
                                                   Mr. Shisler is President
                                                   and Chief Executive
                                                   Officer of
                                                   K&B Transport, Inc., a
                                                   trucking firm, Chairman
                                                   of the Board for Nationwide
Arden L. Shisler                                   Mutual Insurance Company*
1356 North Wenger Rd.                Since         and a Director of
Dalton, OH 44618                     February      Nationwide Financial
Age 61. . . . . . . .  Trustee       2000          Services, Inc.*                                      82    None
----------------------------------------------------------------------------------------------------------------
                                                   Mr. Holland is Senior
                                                   Vice President - Chief
                                                   Administrative
                                                   Officer for GGI*, GMF*,
                                                   GSA* and GDSI.* From
                                                   July 2000 to March 2002
                                                   he was Senior Vice
Gerald J. Holland                                  President -Operations for
Gartmore Global                                    GGI, GMF and GSA. Prior
Investments, Inc.                                  to July 2000, he was
1200 River Road                                    Vice President for First
Conshohocken, PA                                   Data Investor Services, an
19428                                Since         investment company
Age 51. . . . . . . .  Treasurer     March 2001    service provider.                                    82    None
----------------------------------------------------------------------------------------------------------------
Eric E. Miller                                     Mr. Miller is Senior Vice
Gartmore Global                                    President, Chief Counsel
Investments, Inc.                                  For GGI*, GMF*, and GSA*.
1200 River Road                                    Prior to August 2002, he
Conshohocken, PA                     Since         was a Partner with
19428                                December      Stradley Ronon Stevens &
Age 49. . . . . . . .  Secretary     2002          Young, LLP.                                          82    None
----------------------------------------------------------------------------------------------------------------

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member, and Mr. Hondros serves as a member, of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").
* This position is held with an affiliated person or principal underwriter of the Funds.

2003  SEMIANNUAL  REPORT  93

--------------------------------------------------------------------------------
Asset allocation is widely regarded as the key strategy for investment success. That's because diversifying your investments among various asset classes helps to mitigate risk potential and can increase the return potential of your overall portfolio. In fact, studies have shown that more than 90% of the variability of returns associated with an overall portfolio across time is driven by the power of asset allocation.*

 At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.

SECTOR  SERIES
Gartmore  Global  Financial  Services  Fund
Gartmore  Global  Health  Sciences  Fund
Gartmore  Global  Technology  and  Communications  Fund1,2
Gartmore  Global  Utilities  Fund1,2

LEADERSHIP  SERIES
Gartmore  Nationwide  Leaders  Fund1
Gartmore  U.S.  Growth  Leaders  Fund1
Gartmore  Worldwide  Leaders  Fund1,2

INTERNATIONAL  SERIES
Gartmore  Emerging  Markets  Fund2
Gartmore  International  Growth  Fund2
Gartmore  International  Small  Cap  Growth  Fund2,3

CONCEPT  SERIES
Gartmore  High  Yield  Bond  Fund4
Gartmore  Micro  Cap  Equity  Fund3
Gartmore  Millennium  Growth  Fund
Gartmore  Value  Opportunities  Fund3

CORE  EQUITY  SERIES
Gartmore  Growth  Fund
Gartmore  Large  Cap  Value  Fund
Gartmore  Mid  Cap  Growth  Fund
Gartmore  Total  Return  Fund

CORE  ASSET  ALLOCATION  SERIES
Gartmore  Investor  Destinations  Aggressive  Fund
Gartmore  Investor  Destinations  Moderately  Aggressive  Fund
Gartmore  Investor  Destinations  Moderate  Fund
Gartmore  Investor  Destinations  Moderately  Conservative  Fund
Gartmore  Investor  Destinations  Conservative  Fund

CORE  FIXED  INCOME  SERIES
Gartmore  Bond  Fund
Gartmore  Government  Bond  Fund5
Gartmore  Money  Market  Fund6
Gartmore  Morley  Enhanced  Income  Fund
Gartmore  Tax-Free  Income  Fund7

[GRAPHIC  OMITTED]

The above chart is not intended to indicate the future risk or return levels for these fund categories.

1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.
2. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets.
3. Small-cap stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.
4. High-yield funds are typically subject to greater risk and price volatility than funds that invest in higher-rated debt securities.
5. While the fund invests primarily in securities of the U.S. government and its agencies, the fund's value is not guaranteed by these entities.
6. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market fund.
7. For some investors, income from the fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.
* Sources: Ibbotson and Kaplan, "Does Asset Allocation Policy Explain 40, 90, or 100 Percent of Performance?", Financial Analysts Journal (January/February 2000); Brinson Hood Beebower Study (1991).

1200  River  Road,  Suite  1000
Conshohocken,  PA  19428
888-223-2116

WWW.GARTMOREFUNDS.COM

Gartmore  Funds  Shareholder  Services:
800-848-0920

GG-0092  6/03

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

               THIS DISCLOSURE IS NOT APPLICABLE. THIS DISCLOSURE IS EFFECTIVE ONLY FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its  audit  committee.

          (2)  If  the  registrant provides the disclosure required by paragraph
               (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be  an  "interested  person"  of  the  investment company as defined in Section 2(a)(19) of the 1940 Act (15 U.S.C. 80a-2(a)(19)).

          (3)  If  the  registrant provides the disclosure required by paragraph
               (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

               THIS DISCLOSURE IS NOT APPLICABLE. THIS DISCLOSURE IS EFFECTIVE ONLY FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

--------------------------------------------------------------------------------

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

               THIS DISCLOSURE IS NOT APPLICABLE. THIS DISCLOSURE IS EFFECTIVE ONLY FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEMS 5-6. [RESERVED]

--------------------------------------------------------------------------------
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (15 U.S.C. 80a-2(a)(3)), and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

     THIS DISCLOSURE IS NOT APPLICABLE TO THE REGISTRANT, WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

               THE CERTIFYING OFFICERS, WHOSE CERTIFICATIONS ARE INCLUDED HEREWITH, HAVE EVALUATED THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES WITHIN NINETY (90) DAYS OF THE FILING DATE OF THIS REPORT. THIS EVALUATION BY THE CERTIFYING OFFICERS: (A) DID NOT IDENTIFY ANY INSTANCES WHERE THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES WERE DEEMED TO BE INADEQUATELY DESIGNED; AND (B) INDICATED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE OPERATING EFFECTIVELY TO ENSURE THAT:

                    i. MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING THE REGISTRANT'S CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THESE ENTITIES BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND

                    ii. INFORMATION THAT IS REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT THE REGISTRANT FILES OR SUBMITS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "1934 ACT"), IS RECORDED, PROCESSED, SUMMARIZED, AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

               THERE ARE NO SIGNIFICANT DEFICIENCIES OR MATERIAL WEAKNESSES IN THE REGISTRANT'S INTERNAL CONTROLS AS OF THE DATE OF THE MOST RECENT EVALUATION OF THESE INTERNAL CONTROLS, AND THERE HAVE BEEN NO SIGNIFICANT CHANGES IN THE REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR MOST RECENT EVALUATION.

--------------------------------------------------------------------------------

ITEM 10. EXHIBITS.

     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Exhibit A: Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

               THIS DISCLOSURE IS NOT APPLICABLE. THIS DISCLOSURE IS EFFECTIVE ONLY FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

     (b) Exhibit B: A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

               SEE ATTACHED SEPARATE CERTIFICATION FOR EACH OF THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Registrant:  GARTMORE  MUTUAL  FUNDS

     By:            /s/     GERALD J. HOLLAND
                    Name:   Gerald  J.  Holland
                    Title:  Treasurer

                    Date:   7/2/03

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:            /s/    PAUL J. HONDROS
                    Name:   Paul  J.  Hondros
                    Title:  President  &  Chairman  of  the  Board

                    Date:   7/2/03

     By:            /s/     GERALD J. HOLLAND
                    Name:   Gerald  J.  Holland
                    Title:  Treasurer

                    Date:   7/2/03

--------------------------------------------------------------------------------